FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION STATEMENT NO.: 333-177354-01

FREE WRITING PROSPECTUS
STRUCTURAL AND COLLATERAL TERM SHEET

UBS 2012-C1

$1,330,934,174
(Approximate Total Mortgage Pool Balance)

$1,111,330,000
(Approximate Publicly Offered Certificate Balance)

UBS Commercial Mortgage Trust 2012-C1 Issuer

UBS Commercial Mortgage Securitization Corp. Depositor

UBS Real Estate Securities Inc. Barclays Bank PLC Archetype Mortgage Funding II LLC Sponsors and Mortgage Loan Sellers

April 23, 2012

UBS Investment Bank	Barclays
Co-Lead Managers and Joint Bookrunners

BofA Merrill Lynch	Nomura Securities International, Inc.

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

UBS 2012-C1 Mortgage Trust
KEY FEATURES OF SECURITIZATION

Capitalized terms used but not defined in this term sheet have the respective meanings assigned to those terms in the other Free Writing Prospectus dated April 17, 2012 relating to the Offered Certificates (the “Free Writing Prospectus”).

Key Features:		Pooled Collateral Facts:
Co-Lead Managers & Joint	UBS Securities LLC	Initial Outstanding Pool Balance:	$1,330,934,174
Bookrunners:	Barclays Capital Inc.	Number of Mortgage Loans:	73
Co-Managers:	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Number of Mortgaged Properties:	100
	Nomura Securities International, Inc.	Average Mortgage Loan Cut-off Date Balance:	$18,231,975
Mortgage Loan Sellers:	UBS Real Estate Securities Inc. (“UBSRES”) (81.4%),	Average Mortgaged Property Cut-off Date Balance:	$13,309,342
	Barclays Bank PLC (10.3%) and Archetype Mortgage	Weighted Avg Mortgage Loan U/W NCF DSCR:	1.41x
	Funding II LLC (“AMF II”) (8.4%)	Range of Mortgage Loan U/W NCF DSCRs:	1.13x-2.34x
Master Servicer:	Wells Fargo Bank, National Association	Weighted Avg Mortgage Loan Cut-off Date LTV:	66.9%
Operating Advisor:	TriMont Real Estate Advisors, Inc.	Range of Mortgage Loan Cut-off Date LTVs:	53.3%-74.9%
Special Servicer:	Midland Loan Services, a Division of PNC Bank, N.A.	Weighted Avg Mortgage Loan Maturity Date LTV:	57.4%
Trustee:	Deutsche Bank National Trust Company	Range of Mortgage Loan Maturity Date LTVs:	41.5%-70.6%
	Fitch, Inc., Kroll Bond Rating Agency, Inc. and	Weighted Avg U/W NOI Debt Yield:	10.6%
Rating Agencies:	Moody’s Investors Service, Inc.	Range of U/W NOI Debt Yields:	5.9%-15.3%
Determination Date:	The 6th day of each month, or if such 6th day is not a	Weighted Avg Mortgage Loan
	business day, the following business day,	Original Term to Maturity (months):	115
	commencing in June, 2012.	Weighted Avg Mortgage Loan
Distribution Date:	The 4th business day following the determination date	Remaining Term to Maturity (months):	112
	in each month, commencing in June, 2012.	Weighted Avg Mortgage Loan Seasoning (months):	3
Cut-off Date:	With respect to each mortgage loan, the related due	% Mortgage Loans with Amortization for Full Term:	71.5%
	date of such mortgage loan in May 2012 (or May 1,	% Mortgage Loans with Partial Interest Only:	16.8%
	2012 if such mortgage loan does not have a due date	% Mortgage Loans with Full Interest Only:	11.6%
	in May 2012).	% Mortgage Loans with Upfront or Ongoing Tax Reserves:	85.2%
Settlement Date:	On or about May 8, 2012	% Mortgage Loans with Upfront or
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds	Ongoing Replacement Reserves(1):	85.2%
	with accrued interest.	% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	83.5%
ERISA Eligible:	All of the Offered Classes are expected to be ERISA	% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(2):	64.8%
	eligible.	% Mortgage Loans with Upfront Engineering Reserves:	41.1%
SMMEA Eligible:	None of the Offered Classes will be SMMEA eligible.	% Mortgage Loans with Upfront or Ongoing Other Reserves:	59.2%
Day Count:	30/360	(1)	Includes FF&E Reserves.
Tax Treatment:	REMIC	(2)	Represents the percent of the Initial Outstanding Pool Balance allocable only to office, retail, industrial and mixed use properties.
Rated Final Distribution Date:	May, 2045
Minimum Denominations:	$10,000 and in each case in multiples of $1
	thereafter.
Clean-up Call:	1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS 2012-C1 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class	Ratings (Fitch/KBRA/Moody’s)	Initial Certificate Balance(2)	Subordination Levels	Weighted Avg Life (years)(4)	Principal Window (months)(4)	Certificate Balance to Value Ratio(5)	Underwritten NOI Debt Yield(6)
Class A-1(1)	AAA(sf) / AAA(sf) / Aaa(sf)	$72,819,000	30.000%(3)	2.42	1-53	46.8%	15.1%
Class A-2(1)	AAA(sf) / AAA(sf) / Aaa(sf)	$105,671,000	30.000%(3)	4.57	53-58	46.8%	15.1%
Class A-3(1)	AAA(sf) / AAA(sf) / Aaa(sf)	$657,155,000	30.000%(3)	9.69	112-118	46.8%	15.1%
Class A-AB(1)	AAA(sf) / AAA(sf) / Aaa(sf)	$96,008,000	30.000%(3)	7.19	58-112	46.8%	15.1%
Class A-S(1)	AAA(sf) / AAA(sf) / Aaa(sf)	$113,130,000	21.500%	9.88	118-119	52.5%	13.5%
Class B(1)	AA(sf) / AA(sf) / Aa2(sf)	$66,547,000	16.500%	9.92	119-119	55.9%	12.7%

NON-OFFERED CERTIFICATES

Class	Ratings (Fitch/KBRA/Moody’s)	Initial Certificate or Notional Balance(2)		Subordination Levels	Weighted Avg Life (years)(4)	Principal Window (months)(4)	Certificate Balance to Value Ratio(5)	Underwritten NOI Debt Yield(6)
Class X-A(8)	AAA(sf) / AAA(sf) / Aaa(sf)	$1,044,783,000	(7)	N/A	N/A	N/A	N/A	N/A
Class X-B(9)	NR / AAA(sf) / Ba3(sf)	$286,151,174	(7)	N/A	N/A	N/A	N/A	N/A
Class C(1)	A(sf) / A(sf) / A2(sf)	$49,910,000		12.750%	9.92	119-119	58.4%	12.1%
Class D(1)	BBB-(sf) / BBB-(sf) / Baa3(sf)	$74,865,000		7.125%	9.92	119-119	62.1%	11.4%
Class E(1)	BB(sf) / BB(sf) / Ba2(sf)	$26,618,000		5.125%	9.92	119-119	63.5%	11.2%
Class F(1)	B(sf) / B(sf) / B2(sf)	$23,292,000		3.375%	9.97	119-120	64.6%	11.0%
Class G(1)	NR / NR	$44,919,174		0.000%	10.01	120-120	66.9%	10.6%
(1)
The pass-through rates applicable to the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G Certificates will each equal one of the following per annum rates: (i) a fixed rate, (ii) a rate equal to the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time, (iii) a rate equal to the lesser of the initial pass-through rate for that class and the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time, or (iv) a rate equal to the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time less a specified rate.  The net mortgage pass-through rate of any Mortgage Loan is generally equal to the net mortgage interest rate of that Mortgage Loan as of the securitization Settlement Date (adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months).

(2)	Subject to a permitted variance of plus or minus 5%.
(3)	Represents the approximate subordination level for the Class A-1, Class A-2, Class A-3 and Class A-AB Certificates in the aggregate.
(4)
Based on the assumption that there are no prepayments of, or defaults on, the Mortgage Loans and the assumption that there are no extensions of the maturity dates of the Mortgage Loans, and otherwise based on the modeling assumptions, as described in the Free Writing Prospectus.

(5)
“Certificate Balance to Value Ratio” for any class with a certificate balance is calculated as the product of (a) the weighted average mortgage loan Cut-off Date LTV Ratio of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial certificate balance of the subject class of Certificates and all other classes, if any, that are senior to or pari passu with such class, and the denominator of which is the total initial certificate balance of all Certificates. The Certificate Balance to Value Ratios of the Class A-1, Class A-2, Class A-3 and Class A-AB Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
“Underwritten NOI Debt Yield” for any class with a certificate balance is calculated as the product of (a) the weighted average UW NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial certificate balance of all Certificates, and the denominator of which is the total initial certificate balance of the subject class of Certificates and all other classes, if any, that are senior to or pari passu with such class. The Underwritten NOI Debt Yields of the Class A-1, Class A-2, Class A 3 and Class A-AB Certificates are calculated in the aggregate for those classes as if they were a single class.

(7)
The Class X-A and Class X-B Certificates (the “Class X Certificates”) will not have certificate balances. The interest accrual amounts on the Class X-A Certificates will be calculated by reference to a notional amount equal to the sum of the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-S Certificates The interest accrual amounts on the Class X-B Certificates will be calculated by reference to a notional amount equal to the sum of the total certificate balances of the Class B, Class C, Class D, Class E, Class F and Class G Certificates.

(8)
The pass-through rate applicable to the Class X-A Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average net mortgage pass-through rate for the Mortgage Loans, over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-S Certificates (based on their certificate balances), as further described in the Free Writing Prospectus.

(9)
The pass-through rate applicable to the Class X-B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average net mortgage pass-through rate for the Mortgage Loans, over (ii) the weighted average of the pass-through rates of the Class B, Class C, Class D, Class E, Class F and Class G Certificates (based on their certificate balances), as further described in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS 2012-C1 Mortgage Trust

SUMMARY OF THE CERTIFICATES

Short-Term Certificate Principal Paydown Summary(1)
Class A-2 ($105,671,000)
Loan No.	Mortgage Loan Seller	Mortgage Loan	Cut-off Date Balance	% of Pool	Maturity(2) Balance	% of Certificate Class	Rem. Term to Maturity (Mos.)	U/W NCF DSCR	U/W NOI Debt Yield	Cut-off Date LTV Ratio	Maturity LTV Ratio
7	UBSRES	1700 Market Street	$61,050,000	4.6%	$58,489,716	55.4%	53	1.41x	10.2%	69.4%	66.5%
13	Barclays Bank, PLC	TNP Portfolio	$33,098,982	2.5%	$31,030,968	29.4%	57	1.45x	11.5%	60.5%	56.7%
36	UBSRES	Quince Center	$8,533,029	0.6%	$7,957,869	7.5%	58	1.47x	11.8%	68.8%	64.2%
Total/Weighted Average			$102,682,011	7.7%	$97,478,553	92.2%	55	1.43x	10.7%	66.5%	63.1%
(1)
This table identifies loans with balloon payments due during the principal paydown window for the Class A-2 Certificates assuming 0% CPR and no defaults or losses with respect to the mortgage loans.  See “Yield and Maturity Considerations – Yield Considerations” in the Free Writing Prospectus.

(2)
A portion of the balloon payment for the 1700 Market Street Loan may be directed to pay principal on the Class A-1 certificates and a portion of the balloon payments for the Quince Center Loan may be directed to pay principal on the Class A-AB certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS 2012-C1 Mortgage Trust

TRANSACTION HIGHLIGHTS

▪	$1,330,934,174 (Approximate) New-Issue Multi-Borrower CMBS:
–
Overview: The mortgage pool consists of 73 fixed-rate commercial, manufactured housing community and multifamily loans that have an aggregate Cut-off Date balance of $1,330,934,174 (the “Initial Outstanding Pool Balance”), have an average Cut-off Date Balance of $18,231,975 per Mortgage Loan and are secured by 100 Mortgaged Properties located throughout 31 states.

–	LTV: 66.9% weighted average Cut-off Date LTV and 57.4% weighted average Maturity Date/ARD LTV.
–	DSCR: 1.53x weighted average Debt Service Coverage Ratio, based on Underwritten Net Operating Income. 1.41x weighted average Debt Service Coverage Ratio, based on Underwritten Net Cash Flow.
–	Debt Yield: 10.6% weighted average debt yield, based on Underwritten Net Operating Income. 9.7% weighted average debt yield, based on Underwritten Net Cash Flow.
–	Credit Support: 30.000% credit support to Class A-1, Class A-2, Class A-3 and Class A-AB Certificates, which are expected to be rated AAA(sf)/AAA(sf)/Aaa(sf) by Fitch/KBRA/Moody’s.
▪	Loan Structural Features:
–	Amortization: 88.4% of the Mortgage Loans by Initial Outstanding Pool Balance have scheduled amortization:
▪	71.5% of the Mortgage Loans by Initial Outstanding Pool Balance have amortization for the entire term with a balloon payment due at Maturity.
▪	16.8% of the Mortgage Loans by Initial Outstanding Pool Balance have scheduled amortization following a partial interest-only period with a balloon payment due at Maturity.
–	Hard Lockboxes: 78.5% of the Mortgage Loans by Initial Outstanding Pool Balance have hard lockboxes in place.
▪
Cash Traps: 86.0% of the Mortgage Loans by Initial Outstanding Pool Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than a 1.00x coverage, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:
▪	Real Estate Taxes: 66 Mortgage Loans representing 85.2% of the Initial Outstanding Pool Balance.
▪	Insurance Reserves: 65 Mortgage Loans representing 83.5% of the Initial Outstanding Pool Balance.
▪	Replacement Reserves (Including FF&E Reserves): 67 Mortgage Loans representing 85.2% of Initial Outstanding Pool Balance.
▪	Tenant Improvement / Leasing Commissions: 38 Mortgage Loans representing 64.8% of the Initial Outstanding Pool Balance allocable only to office, retail, industrial and mixed use properties only.
–	Defeasance: 89.8% of the Mortgage Loans by Initial Outstanding Pool Balance permit defeasance after a lockout period and prior to an open period.
–
Yield Maintenance: 10.2% of the Mortgage Loans by Initial Outstanding Pool Balance permit prepayment only with a Yield Maintenance Charge, following the respective lockout period and prior to an open period.

▪	Multiple-Asset Types > 5.0% of the Total Pool:
–	Retail: 29.0% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are retail properties (of which 25.9% are regional mall properties and anchored retail properties).
–	Office: 28.8% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are office properties.
–	Hospitality: 13.5% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are hospitality properties.
–	Multifamily: 9.4% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are multifamily properties.
–	Net Lease(1): 9.0% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance is a net lease property.
▪
Geographic Diversity: The 100 Mortgaged Properties are located throughout 31 states, with only one state representing greater than 10.0% of the allocated Initial Outstanding Pool Balance: New York (29.6%).

Distribution of Collateral by Property Type

(1)
The mortgaged property securing the Dream Hotel Downtown Net Lease Loan is comprised only of the borrower’s fee simple interest in a hospitality property, subject to the rights of net lease tenants under net leases, as described under “—Dream Hotel Downtown Net Lease” in this term sheet.  See “Risk Factors—Risks Related to the Mortgage Loans—Hospitality Properties Have Special Risks” and “—Net Lease Properties Have Special Risks” in the free writing prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS 2012-C1 Mortgage Trust

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A-AB Certificates, until the certificate balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex I  to the Free Writing Prospectus, and then, to the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, until the certificate balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total certificate balance of the Class A-S through Class G Certificates has been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed to the Class A-1, Class A-2, Class A-3 and Class A-AB Certificates, on a pro rata basis, based on the certificate balance of each such Class, until the certificate balance of each such Class is reduced to zero.

The Class X-A and Class X-B Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X-A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to Certificates that are components of the notional amount of Class X-A Certificates (the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-S Certificates); and (ii) the notional amount of the Class X-B Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to Certificates that are components of the notional amount of Class X-B Certificates (the Class B, Class C, Class D, Class E, Class F and Class G Certificates).

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates at the applicable pass-through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A-1, Class A-2, Class A-3, Class A-AB, Class X-A and Class X-B Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, and then, to the Class A-S, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.  Interest accrued with respect to the Class A-S, Class B, Class C, Class D, Class E, Class F and Class G Certificates will, in the case of each such Class, be payable only after any principal distributions payable to any more senior Class have been made.

The pass-through rates applicable to the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G Certificates for each Distribution Date will each equal one of the following per annum rates: (i) a fixed rate, (ii) a rate equal to the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time, (iii) a rate equal to the lesser of the initial pass-through rate for that class and the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time, or (iv) a rate equal to the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time less a specified rate.

The pass-through rate applicable to the Class X-A Certificates for each Distribution Date will generally be a per annum rate equal to the excess of (i) the weighted average net mortgage pass-through rate for the Mortgage Loans, over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-S Certificates (based on their certificate balances), as further described in the Free Writing Prospectus.

The pass-through rate applicable to the Class X-B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average net mortgage pass-through rate for the Mortgage Loans, over (ii) the weighted average of the pass-through rates of the Class B, Class C, Class D, Class E, Class F and Class G Certificates (based on their certificate balances), as further described in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS 2012-C1 Mortgage Trust

STRUCTURE OVERVIEW

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated to the interest-bearing Classes of Certificates pro rata generally based on interest entitlements, in reduction of the interest otherwise payable with respect to each of those Classes.

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse sequential alphabetical order starting with Class G through and including Class A-S, and then to the Class A-1, Class A-2, Class A-3 and Class A-AB Certificates on a pro rata basis. The notional amount of either Class of the Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates whose certificate balances are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of each prepayment premium (either fixed prepayment premium or yield maintenance amount) collected will be allocated to each class of the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-S, Class B, Class C and Class D Certificates (the “YM P&I Classes”) then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the principal distribution amount that such Class receives on that Distribution Date,  and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass-through rate of such Class of Certificates currently receiving principal over the relevant discount rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant discount rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass-Through Rate – Discount Rate)
(Mortgage Rate – Discount Rate)

The remaining percentage of each prepayment premium will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Classes then entitled to principal distributions relative to the Class X Certificates as discount rates decrease and a decrease in the percentage allocated to such Classes as discount rates rise.

Split Loan Structure:
The Trinity Centre Loan, the Poughkeepsie Galleria Loan and the 1700 Market Street Loan are each referred to herein as a “Pari Passu Mortgage Loan.”  The Trinity Centre Loan has a pari passu companion loan referred to as the “Trinity Centre Pari Passu Companion Loan.”  The Poughkeepsie Galleria Pari Passu Mortgage Loan has a pari passu companion loan referred to as the “Poughkeepsie Galleria Pari Passu Companion Loan.”  The 1700 Market Street Loan has a pari passu companion loan referred to as the “1700 Market Street Pari Passu Companion Loan.”  Each such pari passu companion loan is pari passu in right of payment to the related Pari Passu Mortgage Loan and is also sometimes referred as a “Pari Passu Companion Loan.” Each Pari Passu Mortgage Loan together with its related Pari Passu Companion Loan is referred as a “Pari Passu Loan Combination.”  No Pari Passu Companion Loan will be included in the issuing entity.

The Pari Passu Companion Loans are included in the issuing entity that was created in connection with the issuance of the UBS-Citigroup Commercial Mortgage Trust 2011-C1, Commercial Mortgage Pass-Through Certificates, Series 2011-C1 (“UBS-Citigroup 2011-C1”).  The Pari Passu Loan Combinations are being serviced and administered by Wells Fargo Bank, National Association, as primary servicer (the “UBS-Citigroup 2011-C1 Master Servicer”), and by Midland Loan Services, a Division of PNC Bank, National Association, as special servicer (the “UBS-Citigroup 2011-C1 Special Servicer”), pursuant to the UBS-Citigroup 2011-C1 pooling and servicing agreement.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS 2012-C1 Mortgage Trust

STRUCTURE OVERVIEW

Control Rights:	Certain Classes of Certificates (the “Control Eligible Certificates”), through a representative, will have certain control rights over servicing matters with respect to each Mortgage Loan. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative the “Directing Holder”), will be entitled to direct the Special Servicer (and, in the case of the Pari Passu Mortgage Loans, direct the UBS-Citigroup 2011-C1 Special Servicer) to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer or the Special Servicer (or, in the case of the Pari Passu Mortgage Loans, the UBS-Citigroup 2011-C1 Master Servicer or the UBS-Citigroup 2011-C1 Special Servicer) proposes to take with respect to the Mortgage Loans. Those certain control rights over servicing matters with respect to each Pari Passu Loan Combination will be exercisable only by the Directing Holder; provided, however, that the directing holder of UBS-Citigroup 2011-C1 (the “Non-Lead Directing Holder”) will have consultation rights with respect to certain material actions that the UBS-Citigroup 2011-C1 Master Servicer or the UBS-Citigroup 2011-C1 Special Servicer propose to take with respect to the Pari Passu Loan Combinations.

Control Eligible Certificates:	Class E, Class F and Class G Certificates.

Controlling Class:
The “Controlling Class” will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate certificate balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial certificate balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.
The holder of the control rights with respect to each Pari Passu Loan Combination will be the Directing Holder; provided, however, that the Non-Lead Directing Holder will have consultation rights with respect to certain material actions that the UBS-Citigroup 2011-C1 Master Servicer or the UBS-Citigroup 2011-C1 Special Servicer propose to take with respect to the Pari Passu Loan Combinations.

Remedies Available to Holders of Controlling Class Prior to Effectiveness of Control Termination Event:
The Controlling Class representative will have the right, at its sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan that would otherwise result in such Class no longer being the Controlling Class based on the occurrence of a Control Termination Event. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. The Appraisal Reduction Amount, whether based on the first or the second appraisal, will only become effective following the second appraisal, except that the Appraisal Reduction Amount based on the first appraisal will become effective if no demand for a second appraisal is received within a specified number of business days, or if a second appraisal is not received within 90 days after requested by the Controlling Class representative.

Directing Holder:
For each Mortgage Loan, RREF CMBS AIV, LP will be the initial Directing Holder and will also own 100% of the Class E, Class F and Class G Certificates as of the Settlement Date.

The Non-Lead Directing Holder with respect to each Pari Passu Loan Combination is currently Rialto Real Estate Fund, LP, an affiliate of the Directing Holder.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Appraisal Reduction Amounts allocated thereto) equal to or greater than 25% of the certificate balance as of the Settlement Date.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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STRUCTURE OVERVIEW

Upon the occurrence and during the continuance of a Control Termination Event, the Controlling Class will no longer have any control rights. The Directing Holder will relinquish its right to direct certain actions of the Special Servicer (and the UBS-Citigroup 2011-C1 Special Servicer) and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer (or the UBS-Citigroup 2011-C1 Master Servicer or the UBS-Citigroup 2011-C1 Special Servicer) proposes to take with respect to a Mortgage Loan.

Upon the occurrence and during the continuation of a Control Termination Event, the Directing Holder will retain non-binding consultation rights with respect to certain material actions that the Master Servicer or Special Servicer (or, with respect to the Pari Passu Mortgage Loans, the UBS-Citigroup 2011-C1 Master Servicer or the UBS-Citigroup 2011-C1 Special Servicer) proposes to take with respect to the Mortgage Loans. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that satisfies the requirement of a Controlling Class.

Upon the occurrence of a Consultation Termination Event, there will be no Class of Certificates that will act as the Controlling Class and the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

Upon the occurrence of a Non-Lead Consultation Termination Event, the Non-Lead Directing Holder will no longer have consultation rights with respect to any Pari Passu Loan Combination.  A “Non-Lead Consultation Termination Event” will occur if an event analogous to a Consultation Termination Event occurs under the UBS-Citigroup 2011-C1 Pooling and Servicing Agreement.

Appointment and Replacement of Special Servicer:
The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer may generally be replaced at any time by the Directing Holder. Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer with respect to the related Mortgage Loans and such replacement will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.

Replacement of Special Servicer:
Other than with respect to the Pari Passu Loan Combinations, for so long as a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the aggregate certificate balance of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the certificate balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmation from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the rating on any Class of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days from the time of the Certificate Administrator’s notice) of Holders of at least 75% of the aggregate certificate balance of all Classes of Certificates entitled to principal (taking into account the application of Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS 2012-C1 Mortgage Trust

STRUCTURE OVERVIEW

Reduction Amounts to notionally reduce the certificate balances of Classes to which such Appraisal Reduction Amounts are allocable), the Trustee will immediately replace the Special Servicer with the replacement Special Servicer.

With respect to each Pari Passu Loan Combination, for so long as no Control Termination Event has occurred and is continuing, the Directing Holder will have the right to replace and appoint the UBS-Citigroup 2011-C1 Special Servicer with respect to such Pari Passu Loan Combination; provided, however, the Directing Holder will be required to consult on a non-binding basis, with the operating advisor under the UBS-Citigroup 2011-C1 Pooling and Servicing Agreement (the “UBS-Citigroup 2011-C1 Operating Advisor”) and, for so long as no Non-Lead Consultation Termination Event has occurred and is continuing, the Non-Lead Directing Holder, in connection with any such decision to replace and appoint the UBS-Citigroup 2011-C1 Special Servicer.

Other than with respect to the Pari Passu Loan Combinations, for so long as a Consultation Termination Event has occurred and is continuing, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to so replace the Special Servicer must be confirmed by a majority (by balance) of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the certificate balances of the Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time of recommendation and is subject to the receipt of written confirmation from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the rating on any Class of the Certificates.

With respect to each Pari Passu Loan Combination, upon the occurrence and during the continuance of a Consultation Termination Event, if the UBS-Citigroup 2011-C1 Operating Advisor determines that the UBS-Citigroup 2011-C1 Special Servicer is not performing its duties with respect to such Pari Passu Loan Combination in accordance with the servicing standard under the UBS-Citigroup 2011-C1 Pooling and Servicing Agreement, the UBS-Citigroup 2011-C1 Operating Advisor will have the right to recommend the replacement of the UBS-Citigroup 2011-C1 Special Servicer. The UBS-Citigroup 2011-C1 Operating Advisor’s recommendation to so replace the UBS-Citigroup 2011-C1 Special Servicer must be confirmed by a majority of the aggregate Pari Passu Voting Rights for such Pari Passu Loan Combination within 180 days from the time of recommendation and is subject to the receipt written confirmations from each Rating Agency (and each rating agency rating the UBS-Citigroup 2011-C1 certificates) that the appointment of the replacement UBS-Citigroup 2011-C1 Special Servicer will not result in a downgrade to the rating on any Class of the Certificates (or any class of UBS-Citigroup 2011-C1 certificates).

The “Pari Passu Voting Rights”  with respect to a Pari Passu Loan Combination will be allocated among the certificateholders (“Lead Certificateholders”) of the UBS 2012-C1 Commercial Mortgage Trust and the certificateholders (“Non-Lead Certificateholders”) of the UBS-Citigroup 2011-C1 Commercial Mortgage Trust as follows:  (a) a percentage equal to the product of (1) Lead Voting Rights Percentage multiplied by (2) 98%, will be allocated among the Lead Certificateholders entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the certificate balances of the Classes to which such Appraisal Reduction Amounts are allocable) in proportion to the certificate balances of their Certificates, (b) a percentage equal to the product of (1) Lead Voting Rights Percentage multiplied by (2) 2%, will be allocated among the holders of the Class X-A and Class X-B Certificates (allocated to the Class X-A and Class X-B Certificates on a pro rata basis based on their respective outstanding Notional Balances at the time of determination), (c) a percentage equal to the product of (1) the Non-Lead

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS 2012-C1 Mortgage Trust

STRUCTURE OVERVIEW

Voting Rights Percentage multiplied by (2) 98%, will be allocated among Non-Lead Certificateholders entitled to principal (taking into account the application of appraisal reduction amounts to notionally reduce the certificate balances of the classes to which such appraisal reduction amounts are allocable) in proportion to the certificate balances of their certificates and (d) a percentage equal to the product of (1) the Non-Lead Voting Rights Percentage multiplied by (2) 2%, will be allocated among Non-Lead Certificateholders entitled to interest only in proportion to the notional balances of their certificates.

“Lead Voting Rights Percentage” with respect to any Pari Passu Loan Combination will be a fraction, expressed as a percentage, (a) the numerator of which is equal to the outstanding principal balance of the related Pari Passu Mortgage Loan and (b) the denominator of which is equal to the sum of the outstanding principal balances of such Pari Passu Mortgage Loan and the related Pari Passu Companion Loan.

“Non-Lead Voting Rights Percentage” with respect to any Pari Passu Loan Combination will be a fraction, expressed as a percentage, (a) the numerator of which is equal to the outstanding principal balance of the related Pari Passu Companion Loan and (b) the denominator of which is equal to the sum of the of the outstanding principal balances of such Pari Passu Companion Loan and the related Pari Passu Mortgage Loan.

Cap on Workout and Liquidation Fees:
The workout fees and liquidation fees payable to a Special Servicer with respect to any Specially Serviced Loan, will be an amount equal to the lesser of: (1) 1% of each collection of (a) interest and principal following a workout or (b) a full or discounted payoff or liquidation proceeds and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing).  In addition, if a Mortgage Loan becomes a Specially Serviced Loan solely due to a maturity date default and a collection of interest and principal or liquidation proceeds is received within 60 days following the maturity date as a result of the Mortgage Loan being refinanced, then the Special Servicer will not be entitled to collect a workout fee or liquidation fee, but may collect fees from the related borrower in connection with the workout or liquidation.

The total amount of workout and liquidation fees actually payable by the issuing entity will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration (including, without limitation, in the form of commissions, brokerage fees, rebates, or as a result of any other fee-sharing arrangement) from any person (including, without limitation, the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan and any purchaser of any Mortgage Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement; provided that such prohibition will not apply to Permitted Special Servicer/Affiliate Fees.

The Special Servicer will also be required to disclose in the Certifiicateholders’ monthly distribution date statement any compensation or any other remuneration (including, without limitation, in the form of commissions, brokerage fees, rebates, or as a result of

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS 2012-C1 Mortgage Trust

STRUCTURE OVERVIEW

any other fee-sharing arrangement) from any person (including, without limitation, the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan and any purchaser of any Mortgage Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than (1) any Permitted Special Servicer/Affiliate Fees and (2) any special servicing compensation to which the Special Servicer is entitled pursuant to the Pooling and Servicing Agreement in the form of late payment charges, net default interest, assumption fees, loan service transaction fees, beneficiary statement charges, assumption application fees or any interest or other income earned on deposits in the REO accounts.

“Permitted Special Servicer/Affiliate Fees” means any commercially reasonable treasury management fees, banking fees, insurance commissions and fees, and appraisal fees received or retained by the Special Servicer or any of its affiliates in connection with any services performed by such party with respect to any Mortgage Loan (other than a Pari Passu Mortgage Loan) or REO Property, in each case, in accordance with the Pooling and Servicing Agreement.

Operating Advisor:
Prior to the occurrence of a Control Termination Event, the Operating Advisor (with respect to each Mortgage Loan other than a Pari Passu Mortgage Loan) will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After a Control Termination Event, the Operating Advisor (with respect to each Mortgage Loan other than a Pari Passu Mortgage Loan) will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the issuing entity.

Upon the occurrence and during the continuance of a Control Termination Event, the Operating Advisor (with respect to each Mortgage Loan other than a Pari Passu Mortgage Loan) will be entitled to consult with the Special Servicer with respect to all major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The Operating Advisor will be subject to termination if holders of at least 15% of the Voting Rights vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the Voting Rights that exercise their right to vote, provided that holders of at least 50% of the Voting Rights have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

With respect to each Pari Passu Loan Combination, upon the occurrence and during the continuance of a Control Termination Event or a Non-Lead Control Termination Event, the UBS-Citigroup 2011-C1 Operating Advisor will be entitled to consult with the UBS-Citigroup 2011-C1 Special Servicer with respect to all major decisions with respect to such Pari Passu Loan Combination on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, and the holder of the related Pari Passu Companion Loan, as a collective whole, as if those certificateholders and Pari Passu Companion Loan holder constituted a single lender. A “Non-Lead Control Termination Event” will occur if an event analogous to a Control Termination Event occurs under the UBS-Citigroup 2011-C1 Pooling and Servicing Agreement.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS 2012-C1 Mortgage Trust

STRUCTURE OVERVIEW

made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal then due and payable on the Mortgage Loan (including by reason of acceleration of the unpaid principal amount of the Mortgage Loan following default). Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS 2012-C1 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS(1)

Distribution of Cut-off Date Balances
					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Cut-off Date Balances			Number of Mortgage Loans	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
$2,239,657	-	$9,999,999	45	$270,691,105	20.3%	5.8401%	116	1.47x	66.9%	55.1%
$10,000,000	-	$24,999,999	15	$229,804,076	17.3%	5.5955%	119	1.45x	65.4%	52.1%
$25,000,000	-	$49,999,999	4	$128,435,327	9.7%	5.4467%	102	1.66x	65.9%	59.3%
$50,000,000	-	$99,999,999	8	$582,003,667	43.7%	5.7160%	109	1.36x	66.9%	57.5%
$100,000,000	-	$120,000,000	1	$120,000,000	9.0%	5.1790%	118	1.13x	70.6%	70.6%
Total/Weighted Average			73	$1,330,934,174	100.0%	5.6461%	112	1.41x	66.9%	57.4%

Geographic Distribution(2)
					% of Initial Outstanding Pool Balance	Weighted Averages
State/Location			Number of Mortgaged Properties	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
New York			10	$394,070,389	29.6%	5.7377%	116	1.27x	65.0%	58.6%
Illinois			23	$117,451,354	8.8%	5.8698%	117	1.32x	70.1%	59.4%
Ohio			6	$83,167,314	6.2%	5.7401%	117	1.35x	72.3%	59.6%
Tennessee			3	$78,828,191	5.9%	5.2878%	111	1.82x	64.8%	50.7%
California			10	$76,345,092	5.7%	5.9469%	105	1.40x	66.5%	55.5%
Other			48	$581,071,834	43.7%	5.5343%	110	1.48x	67.1%	57.1%
Total/Weighted Average			100	$1,330,934,174	100.0%	5.6461%	112	1.41x	66.9%	57.4%

Property Type Distribution(2)
					% of Initial Outstanding Pool Balance	Weighted Averages
Property Type			Number of Mortgaged Properties	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
Retail			26	$385,372,993	29.0%	5.8155%	112	1.46x	67.6%	58.5%
Anchored			14	$237,728,017	17.9%	5.6197%	109	1.52x	68.1%	59.3%
Regional Mall			1	$84,872,577	6.4%	6.6115%	114	1.28x	65.1%	57.3%
Unanchored			6	$32,538,932	2.4%	5.6935%	118	1.46x	68.7%	56.3%
Shadow Anchored			3	$22,341,704	1.7%	5.3175%	119	1.49x	73.6%	60.6%
Single Tenant			2	$7,891,764	0.6%	5.0663%	119	1.53x	58.9%	48.6%
Office			15	$383,060,618	28.8%	5.6712%	105	1.33x	66.2%	57.3%
CBD			6	$321,614,322	24.2%	5.6482%	104	1.31x	66.2%	57.7%
Surburban			7	$40,997,444	3.1%	5.8546%	107	1.44x	65.0%	54.6%
Medical Office			2	$20,448,852	1.5%	5.6665%	118	1.33x	68.6%	57.8%
Hospitality			14	$179,185,375	13.5%	5.5599%	118	1.67x	64.0%	48.9%
Limited Service			13	$113,509,656	8.5%	5.7699%	119	1.53x	63.8%	49.1%
Full Service			1	$65,675,719	4.9%	5.1970%	117	1.90x	64.4%	48.7%
Multifamily			23	$125,344,594	9.4%	5.4824%	119	1.36x	69.8%	60.0%
Conventional			22	$98,902,428	7.4%	5.5619%	119	1.35x	68.5%	59.5%
Student Housing			1	$26,442,167	2.0%	5.1850%	118	1.42x	74.7%	61.9%
Net Lease(3)			1	$120,000,000	9.0%	5.1790%	118	1.13x	70.6%	70.6%
Industrial			6	$57,187,855	4.3%	5.5515%	119	1.43x	60.7%	44.8%
Manufactured Housing Community			6	$30,954,404	2.3%	6.2407%	116	1.43x	64.3%	54.5%
Mixed Use			4	$26,003,182	2.0%	5.6762%	118	1.46x	67.5%	56.7%
Self Storage			5	$23,825,152	1.8%	5.7831%	118	1.45x	71.6%	60.5%
Total/Weighted Average			100	$1,330,934,174	100.0%	5.6461%	112	1.41x	66.9%	57.4%

Distribution of Mortgage Rates
					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
4.8000%	-	5.2499%	8	$342,050,966	25.7%	5.1429%	106	1.52x	67.6%	61.7%
5.2499%	-	5.9999%	49	$797,259,314	59.9%	5.6904%	114	1.38x	67.0%	56.2%
6.0000%	-	6.7499%	16	$191,623,894	14.4%	6.3597%	116	1.35x	65.4%	55.1%
Total/Weighted Average			73	$1,330,934,174	100.0%	5.6461%	112	1.41x	66.9%	57.4%
(1)
For each of the Trinity Centre Loan, the Poughkeepsie Galleria Loan, and the 1700 Market Street Loan, respectively, the numerical and statistical information related to loan-to-value ratios, debt yields and Cut-off Date Balances per Units, Rooms, Pads, Beds or NRA of each such mortgage loan includes the pari passu A-2 note (which note is included in the Trust) and the pari passu companion A-1 note (which note is not included in the Trust). For purposes of calculating debt service coverage ratios for each such mortgage loan, the annual debt service is based on the aggregate principal and interest payments due during the first 12 months after the expiration of the initial interest only period (or, in the case of the Poughkeepsie Galleria Loan, the Cut-off Date) on the pari passu A-2 note (which note is included in the trust) and the pari passu companion A-1 note (which note is not included in the trust). The Directing Holder will have control rights with respect to each Pari Passu Loan Combination.

(2)	Reflects allocated loan amount for properties securing multi-property mortgage loans.
(3)
The mortgaged property securing the Dream Hotel Downtown Net Lease Loan is comprised only of the borrower’s fee simple interest in a hospitality property, subject to the rights of net lease tenants under net leases, as described under “—Dream Hotel Downtown Net Lease” in this term sheet.  See “Risk Factors—Risks Related to the Mortgage Loans—Hospitality Properties Have Special Risks” and “—Net Lease Properties Have Special Risks” in the free writing prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS 2012-C1 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS(1)

Distribution of Cut-off Date LTV Ratios
						Weighted Averages
Range of Cut-off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
53.3%	-	54.9%	1	$9,282,650	0.7%	5.9100%	118	1.85x	53.3%	45.2%
55.0%	-	59.9%	9	$181,406,571	13.6%	5.6205%	115	1.55x	57.9%	50.6%
60.0%	-	64.9%	20	$309,414,046	23.2%	5.5920%	112	1.54x	63.0%	50.2%
65.0%	-	69.9%	21	$376,820,025	28.3%	5.7979%	105	1.38x	67.8%	59.1%
70.0%	-	74.9%	22	$454,010,883	34.1%	5.5617%	118	1.28x	72.7%	64.0%
Total/Weighted Average			73	$1,330,934,174	100.0%	5.6461%	112	1.41x	66.9%	57.4%

Distribution of LTV Ratios at Maturity
						Weighted Averages
Range of LTV Ratios at Maturity			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
41.5%	-	54.9%	35	$486,295,861	36.5%	5.6702%	117	1.50x	62.1%	49.7%
55.0%	-	59.9%	19	$275,221,541	20.7%	5.8900%	110	1.50x	65.1%	57.1%
60.0%	-	64.9%	17	$388,366,773	29.2%	5.6622%	116	1.32x	72.6%	61.8%
65.0%	-	69.9%	1	$61,050,000	4.6%	5.1700%	53	1.41x	69.4%	66.5%
70.0%	-	74.9%	1	$120,000,000	9.0%	5.1790%	118	1.13x	70.6%	70.6%
Total/Weighted Average			73	$1,330,934,174	100.0%	5.6461%	112	1.41x	66.9%	57.4%

Distribution of Underwritten NCF Debt Service Coverage Ratios
						Weighted Averages
Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
1.13x	-	1.24x	2	$214,708,353	16.1%	5.4895%	118	1.17x	71.6%	66.7%
1.25x	-	1.34x	13	$432,873,507	32.5%	5.8406%	116	1.30x	66.1%	56.6%
1.35x	-	1.44x	24	$306,939,829	23.1%	5.6209%	105	1.39x	68.6%	57.4%
1.45x	-	1.54x	16	$130,407,965	9.8%	5.7381%	99	1.48x	65.6%	56.0%
1.55x	-	1.64x	10	$97,738,355	7.3%	5.7254%	118	1.58x	65.1%	53.7%
1.65x	-	1.74x	4	$30,940,496	2.3%	5.3535%	119	1.68x	60.9%	47.8%
1.75x	-	1.99x	3	$82,325,670	6.2%	5.3403%	117	1.89x	63.4%	48.6%
2.00x	-	2.34x	1	$35,000,000	2.6%	4.8350%	119	2.34x	55.8%	55.8%
Total/Weighted Average			73	$1,330,934,174	100.0%	5.6461%	112	1.41x	66.9%	57.4%

Distribution of Underwritten NOI Debt Yield
						Weighted Averages
Range of Underwritten NOI Debt Yield			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
5.9%	-	10.0%	13	$496,821,030	37.3%	5.5115%	118	1.25x	70.6%	62.5%
10.0%	-	11.0%	14	$340,692,763	25.6%	5.8564%	104	1.34x	65.9%	57.8%
11.0%	-	12.0%	20	$183,317,477	13.8%	5.7974%	104	1.47x	65.3%	55.8%
12.0%	-	14.0%	22	$226,386,238	17.0%	5.6004%	119	1.64x	62.5%	50.1%
14.0%	-	20.0%	4	$83,716,666	6.3%	5.3806%	117	1.86x	64.5%	49.4%
Total/Weighted Average			73	$1,330,934,174	100.0%	5.6461%	112	1.41x	66.9%	57.4%
(1)
For each of the Trinity Centre Loan, the Poughkeepsie Galleria Loan, and the 1700 Market Street Loan, respectively, the numerical and statistical information related to loan-to-value ratios, debt yields and Cut-off Date Balances per Units, Rooms, Pads, Beds or NRA of each such mortgage loan includes the pari passu A-2 note (which note is included in the Trust) and the pari passu companion A-1 note (which note is not included in the Trust). For purposes of calculating debt service coverage ratios for each such mortgage loan, the annual debt service is based on the aggregate principal and interest payments due during the first 12 months after the expiration of the initial interest only period (or, in the case of the Poughkeepsie Galleria Loan, the Cut-off Date) on the pari passu A-2 note (which note is included in the trust) and the pari passu companion A-1 note (which note is not included in the trust). The Directing Holder will have control rights with respect to each Pari Passu Loan Combination.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS 2012-C1 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS(1)

Distribution of Original Terms to Maturity
						Weighted Averages
Range of Original Terms to Maturity (months)			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
60	-	71	3	$102,682,011	7.7%	5.4530%	55	1.43x	66.5%	63.1%
109	-	120	70	$1,228,252,163	92.3%	5.6622%	117	1.41x	66.9%	57.0%
Total/Weighted Average			73	$1,330,934,174	100.0%	5.6461%	112	1.41x	66.9%	57.4%

Distribution of Remaining Terms to Maturity
						Weighted Averages
Range of Remaining Terms to Maturity (months)			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
53	-	71	3	$102,682,011	7.7%	5.4530%	55	1.43x	66.5%	63.1%
72	-	120	70	$1,228,252,163	92.3%	5.6622%	117	1.41x	66.9%	57.0%
Total/Weighted Average			73	$1,330,934,174	100.0%	5.6461%	112	1.41x	66.9%	57.4%

Amortization Type
						Weighted Averages
Amortization Type			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
Amortizing Balloon			68	$951,884,174	71.5%	5.7576%	115	1.43x	67.2%	55.5%
Interest Only, then Amortizing			3	$224,050,000	16.8%	5.5491%	98	1.33x	65.4%	58.6%
Interest Only			2	$155,000,000	11.6%	5.1013%	118	1.40x	67.3%	67.3%
Total/Weighted Average			73	$1,330,934,174	100.0%	5.6461%	112	1.41x	66.9%	57.4%

Distribution of Original Amortization Term
						Weighted Averages
Range of Original Amortization Term (months)			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
0	-	240	3	$177,700,000	13.4%	5.1395%	118	1.40x	67.0%	64.0%
241	-	300	21	$234,921,558	17.7%	5.6085%	118	1.60x	64.3%	49.2%
300	-	360	49	$918,312,616	69.0%	5.7537%	110	1.36x	67.6%	58.3%
Total/Weighted Average			73	$1,330,934,174	100.0%	5.6461%	112	1.41x	66.9%	57.4%

Distribution of Remaining Amortization Term
						Weighted Averages
Range of Remaining Amortization Term (months)			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
0	-	120	2	$155,000,000	11.6%	5.1013%	118	1.40x	67.3%	67.3%
120	-	241	1	$22,700,000	1.7%	5.4000%	120	1.41x	64.9%	41.5%
241	-	301	21	$234,921,558	17.7%	5.6085%	118	1.60x	64.3%	49.2%
301	-	360	49	$918,312,616	69.0%	5.7537%	110	1.36x	67.6%	58.3%
Total/Weighted Average			73	$1,330,934,174	100.0%	5.6461%	112	1.41x	66.9%	57.4%

Loan Purpose
						Weighted Averages
Loan Purpose			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
Refinance			61	$1,123,335,809	84.4%	5.6372%	115	1.42x	66.3%	56.7%
Acquisition			12	$207,598,366	15.6%	5.6940%	98	1.33x	69.9%	61.3%
Total/Weighted Average			73	$1,330,934,174	100.0%	5.6461%	112	1.41x	66.9%	57.4%
(1)
For each of the Trinity Centre Loan, the Poughkeepsie Galleria Loan, and the 1700 Market Street Loan, respectively, the numerical and statistical information related to loan-to-value ratios, debt yields and Cut-off Date Balances per Units, Rooms, Pads, Beds or NRA of each such mortgage loan includes the pari passu A-2 note (which note is included in the Trust) and the pari passu companion A-1 note (which note is not included in the Trust). For purposes of calculating debt service coverage ratios for each such mortgage loan, the annual debt service is based on the aggregate principal and interest payments due during the first 12 months after the expiration of the initial interest only period (or, in the case of the Poughkeepsie Galleria Loan, the Cut-off Date) on the pari passu A-2 note (which note is included in the trust) and the pari passu companion A-1 note (which note is not included in the trust). The Directing Holder will have control rights with respect to each Pari Passu Loan Combination.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS 2012-C1 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS(1)

Ten Largest Mortgage Loans and Mortgage Loan Groups
Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Cut-off Date Balance/SF/ Unit/Room	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
Dream Hotel Downtown Net Lease	UBSRES	New York, NY	Net Lease(2)	$120,000,000	9.0%	$379,747	70.6%	1.13x	5.9%
Civic Opera House	UBSRES	Chicago, IL	Office	$94,708,353	7.1%	$103	72.9%	1.23x	9.9%
Trinity Centre	UBSRES	New York, NY	Office	$88,000,000	6.6%	$178	59.3%	1.31x	10.5%
Poughkeepsie Galleria	UBSRES	Poughkeepsie, NY	Retail	$84,872,577	6.4%	$223	65.1%	1.28x	10.2%
Hartford 21	UBSRES	Hartford, CT	Multifamily	$75,000,000	5.6%	$286,260	69.4%	1.29x	9.1%
Hilton Nashville Downtown	UBSRES	Nashville, TN	Hospitality	$65,675,719	4.9%	$199,017	64.4%	1.90x	15.3%
1700 Market Street	UBSRES	Philadelphia, PA	Office	$61,050,000	4.6%	$132	69.4%	1.41x	10.2%
Bridgewater Falls	UBSRES	Hamilton, OH	Retail	$60,307,749	4.5%	$155	73.0%	1.32x	9.9%
101 5th Avenue	UBSRES	New York, NY	Office	$52,389,270	3.9%	$648	61.6%	1.29x	9.1%
Tharaldson Portfolio	UBSRES	Various	Hospitality	$40,491,809	3.0%	$75,970	66.3%	1.43x	12.6%
Total/Weighted Average				$742,495,476	55.8%		67.5%	1.33x	9.9%

Split Loan Summary(3)
	Pari Passu A-2 Note Trust Cut-off Date Balance	Pari Passu Companion A-1 Note Cut-off Date Balance		Total Mortgage Debt Cut-off Date Balance	Mortgage Loan			Total Mortgage Debt
Mortgage Loans			Junior Mortgage Debt		U/W NCF DSCR	Cut-off Date LTV Ratio	U/W NOI Debt Yield	U/W NCF DSCR	Cut-off Date LTV Ratio	U/W NOI Debt Yield
Trinity Centre	$88,000,000	$72,000,000	$0	$160,000,000	1.31x	59.3%	10.5%	1.31x	59.3%	10.5%
Poughkeepsie Galleria	$84,872,577	$69,441,199	$0	$154,313,776	1.28x	65.1%	10.2%	1.28x	65.1%	10.2%
1700 Market Street	$61,050,000	$49,950,000	$0	$111,000,000	1.41x	69.4%	10.2%	1.41x	69.4%	10.2%

Existing Mezzanine Debt Summary(3)
	Pari Passu A-2 Note Trust Cut-off Date Balance	Pari Passu Companion A-1 Note Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Total Debt Cut-off Date Balance	Mortgage Loan			Total Debt
Mortgage Loans					U/W NCF DSCR	Cut-off Date LTV Ratio	U/W NOI Debt Yield	UW/NCF DSCR	Cut-off Date LTV Ratio	U/W NOI Debt Yield
Trinity Centre	$88,000,000	$72,000,000	$25,000,000	$185,000,000	1.31x	59.3%	10.5%	1.04x	68.5%	9.1%
Poughkeepsie Galleria	$84,872,577	$69,441,199	$20,907,028	$175,220,803	1.28x	65.1%	10.2%	1.05x	73.9%	9.0%
1700 Market Street	$61,050,000	$49,950,000	$12,200,000	$123,200,000	1.41x	69.4%	10.2%	1.20x	77.0%	9.2%
(1)
For each of the Trinity Centre Loan, the Poughkeepsie Galleria Loan, and the 1700 Market Street Loan, respectively, the numerical and statistical information related to loan-to-value ratios, debt yields and Cut-off Date Balances per Units, Rooms, Pads, Beds or NRA of each such mortgage loan includes the pari passu A-2 note (which note is included in the Trust) and the pari passu companion A-1 note (which note is not included in the Trust). For purposes of calculating debt service coverage ratios for each such mortgage loan, the annual debt service is based on the aggregate principal and interest payments due during the first 12 months after the expiration of the initial interest only period (or, in the case of the Poughkeepsie Galleria Loan, the Cut-off Date) on the pari passu A-2 note (which note is included in the trust) and the pari passu companion A-1 note (which note is not included in the trust). The Directing Holder will have control rights with respect to each Pari Passu Loan Combination.

(2)
The mortgaged property is comprised only of the borrower’s fee simple interest in a hospitality property, subject to the rights of net lease tenants under net leases, as described under “—Dream Hotel Downtown Net Lease” in this term sheet.  See “Risk Factors—Risks Related to the Mortgage Loans—Hospitality Properties Have Special Risks” and “—Net Lease Properties Have Special Risks” in the free writing prospectus.

(3)
The Trinity Centre Mortgage Loan is part of the Trinity Centre Mortgage Loan Combination, totaling $160.0 million, which was bifurcated into two pari passu loan components (Notes A-1 and A-2).  The Poughkeepsie Galleria Mortgage Loan is part of the Poughkeepsie Galleria Mortgage Loan Combination, totaling $154.3 million, which was bifurcated into two pari passu loan components (Notes A-1 and A-2).  The 1700 Market Street Mortgage Loan is part of the 1700 Market Street Mortgage Loan Combination, totaling $111.0 million, which was bifurcated into two pari passu loan components (Notes A-1 and A-2).  In the case of each of the foregoing mortgage loan combinations, the related Note A-2 will be, but the related Note A-1 will not be, contributed to the UBS 2012-C1 Trust.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS 2012-C1 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS(1)

Previous Securitization History(1)
Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization(2)
Civic Opera House	UBSRES	Chicago, IL	Office	$94,708,353	7.1%	GSMS 2007-EOP
Trinity Centre	UBSRES	New York, NY	Office	$88,000,000	6.6%	UBSC 2011-C1, BSCMS 2004-PWR3, MSC 2004-T13
Poughkeepsie Galleria	UBSRES	Poughkeepsie, NY	Retail	$84,872,577	6.4%	UBSC 2011-C1, COMM 2007-FL14
Hilton Nashville Downtown	UBSRES	Nashville, TN	Hospitality	$65,675,719	4.9%	GCCFC 2005-GG3
1700 Market Street	UBSRES	Philadelphia, PA	Office	$61,050,000	4.6%	UBSC 2011-C1, GCCFC 2005-GG3
101 5th Avenue	UBSRES	New York, NY	Office	$52,389,270	3.9%	LBUBS 2002-C2
CrossMar Cold Storage	Barclays Bank, PLC	Rogers, AR	Industrial	$22,700,000	1.7%	WBCMT 2007-C31
Gladstone Portfolio	Barclays Bank, PLC	Various, Various	Various	$19,000,000	1.4%	CSFB 2005-C2
One Burlington Avenue	UBSRES	Wilmington, MA	Industrial	$15,038,412	1.1%	MSDWC 2002-HQ
Cumberland Marketplace	UBSRES	Mechanicsburg, PA	Retail	$14,984,640	1.1%	CSFB 2002-CKS4
Powder Basin Shopping Center	UBSRES	Gillette, WY	Retail	$14,770,713	1.1%	WBCMT 2006-WL7A; LBFRC 2006-LLFA
American Tire Distributors	Barclays Bank, PLC	Various, Various	Industrial	$11,000,000	0.8%	BSCMS 2002-TOP8
Hunnington Place Shopping Center	UBSRES	Louisville, KY	Retail	$10,200,000	0.8%	LBUBS 2003-C5
Back Bay Center	AMF II	Costa Mesa, CA	Mixed Use	$9,789,192	0.7%	CMAT 1999-C1
Los Robles Professional Park	UBSRES	Thousand Oaks, CA	Office	$8,972,218	0.7%	GECMC 2002-2A
Briarcliff Apartments	AMF II	Depew, NY	Multifamily	$7,426,942	0.6%	JPMCC 2005-LDP1
Cliff Park Apartments	UBSRES	Dallas, TX	Multifamily	$7,192,836	0.5%	BACM 2007-2
Lakeside Village	UBSRES	Dallas, TX	Retail	$6,742,462	0.5%	DLJCM 1999-CG3
Mesa Ridge MHC	UBSRES	Tucson, AZ	Manufactured Housing Community	$5,870,137	0.4%	JPMCC 2003-PM1A
Country Club MHC	UBSRES	Tucson, AZ	Manufactured Housing Community	$5,626,170	0.4%	JPMCC 2003-PM1A
StorQuest Figueroa	UBSRES	Los Angeles, CA	Self Storage	$5,624,828	0.4%	FUNBC 2001-C4
Devonshire Portfolio – Pine Lake Center	AMF II	LaPorte, IN	Retail	$5,627,028	0.4%	FUNB 2001-C3
Parson’s Village Shopping Center	UBSRES	Seffner, FL	Retail	$5,493,957	0.4%	MLMT 2002-MW1
Neshonoc Lakeside	UBSRES	West Salem, WI	Manufactured Housing Community	$5,483,486	0.4%	JPMCC 2006-LDP7
Friendly Village MHC	UBSRES	Greeley, CO	Manufactured Housing Community	$5,417,056	0.4%	JPMCC 2004-C1
StorQuest Parker	UBSRES	Parker, CO	Self Storage	$5,313,742	0.4%	CD 2007-CD4
Shoppes at Fishhawk	UBSRES	Lithia, FL	Retail	$4,802,831	0.4%	GECMC 2002-3A
Building Plastics Warehouse	Barclays Bank, PLC	Memphis, TN	Industrial	$4,619,443	0.3%	COMM 2005-LP5
6666 Harwin	Barclays Bank, PLC	Houston, TX	Office	$4,300,000	0.3%	CSFB 2002-CP3
Shops at Clinton Keith	UBSRES	Wildomar, CA	Retail	$3,754,451	0.3%	MSC 2007-HQ13
Woodbridge Plaza	UBSRES	Hurst, TX	Retail	$2,296,129	0.2%	COMM 2000-C1
Total				$658,739,592	49.5%
(1)
The previously securitized mortgage loans referred to in the table above were loans secured by substantially the same properties that secure the mortgage loans included in this transaction.  The performance of any of the mortgage loans listed above in a prior securitization may not be indicative of the performance of any of the mortgage loans included in this transaction.  In addition, in certain cases, the borrower entity and/or the loan sponsor may have changed.  Payment history of a prior mortgage loan may or may not be useful in predicting the performance of any mortgage loan in this transaction.

(2)	A prior loan (or portion thereof) secured by substantially the same mortgaged property or properties was included in the indicated securitization transaction(s).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

346 West 17th Street New York, NY 10011	Collateral Asset Summary Dream Hotel Downtown Net Lease	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 70.6% 1.13x 5.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

346 West 17th Street New York, NY 10011	Collateral Asset Summary Dream Hotel Downtown Net Lease	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 70.6% 1.13x 5.9%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Net Lease
Sponsor:	Standard Trust		Collateral:	Fee Simple
Borrower:	346 West 17th Street, LLC			New York, NY
Original Balance:	$120,000,000		Year Built / Renovated:	1966 / 2010
Cut-off Date Balance:	$120,000,000		Total Rooms:	316
% by Initial UPB:	9.0%		Property Management:	Self-Managed
Interest Rate:	5.1790%		Underwritten NOI(7)(8):	$7,100,000
Payment Date:	6th of each month		Underwritten NCF(7)(8):	$7,100,000
First Payment Date:	April 6, 2012		Appraised Value(4):	$170,000,000
Anticipated Repayment Date:	March 6, 2022		Appraisal Date:	February 1, 2012
Maturity Date:	March 6, 2032
Amortization:	None		Historical NOI
Additional Debt(1):	None		Most Recent NOI:	$4,715,688 (December 31, 2011)
Call Protection:	L(26), D(90), O(4)		2nd Most Recent NOI:	NAP
Lockbox / Cash Management:	Hard / In Place		3rd Most Recent NOI:	NAP

Reserves(2)			Historical Occupancy
	Initial	Monthly	Most Recent Occupancy:	NAP
Taxes(3):	$0	Springing	2nd Most Recent Occupancy:	NAP
Insurance(3):	$0	Springing	3rd Most Recent Occupancy:	NAP
Interest Reserve:	$575,000	$0	(1)	The Borrower has unsecured debt. See “Current Mezzanine or Subordinate Indebtedness” herein.
Storage Tank Reserve:	$18,750	$0
Violations Reserve:	$20,000	$0	(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
			(3)	The Net Leases require the Net Lease Tenants to pay real estate taxes, insurance, utilities, and all other operating and maintenance costs.
Financial Information
Cut-off Date Balance / Room:		$379,747	(4)	The appraiser also provided a valuation of the property if unencumbered by the Net Leases and concluded a value of $323,000,000. Based on this value, the Cut-off Date LTV and Balloon LTV is 37.2%.
Balloon Balance / Room:		$379,747
Cut-off Date LTV(4):		70.6%
Balloon LTV(4):		70.6%	(5)
Underwritten NOI DSCR and Underwritten NCF DSCR are based on NOI and NCF of $7,100,000, which is equal to the total scheduled rents under the Net Leases for 2013, less operating expenses. The NOI and NCF DSCR based on the total scheduled rents under the Net Leases for 2023 of $8,985,938 is 1.43x. The NOI and NCF DSCRs based on the appraiser’s concluded 2012/2013 NOI and NCF of $19,096,985 and $18,254,611, respectively, for the property if unencumbered by the Net Leases are 3.03x and 2.90x, respectively.

Underwritten NOI DSCR(5):		1.13x
Underwritten NCF DSCR(5):		1.13x
Underwritten NOI Debt Yield(6):		5.9%
Underwritten NCF Debt Yield(6):		5.9%

			(6)
Underwritten NOI Debt Yield and Underwritten NCF Debt Yield are based on NOI and NCF of $7,100,000, which is equal to the total scheduled rents under the Net Leases for 2013, less operating expenses. The NOI and NCF debt yield based on the total scheduled rents under the Net Leases for 2023 of $8,985,938 is 7.5%. The NOI and NCF debt yields based on the appraiser’s concluded 2012/2013 NOI and NCF of $19,096,985 and $18,254,611, respectively, for the property if unencumbered by the Net Leases are 15.9% and 15.2%, respectively.

			(7)	Monthly lease payments under the two Net Leases provide the sole source of cash flow for the payment of debt service.
			(8)	Underwritten NOI and Underwritten NCF are based on the total scheduled rents under the Net Leases for 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

346 West 17th Street New York, NY 10011	Collateral Asset Summary Dream Hotel Downtown Net Lease	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 70.6% 1.13x 5.9%

The Loan.    The Dream Hotel Downtown Net Lease loan (the “Dream Hotel Downtown Net Lease Loan”) is a $120,000,000, fixed-rate loan secured by the borrower’s fee simple interest in the property located at 346 West 17th Street, New York, New York, subject to the rights of the Net Lease tenants under the Net Leases (as described and defined below) (the “Dream Hotel Downtown Net Lease Property”).  The Dream Hotel Downtown Net Lease Property is subordinate to such Net Leases.  The hotel operated on the Dream Hotel Downtown Net Lease Property is known as the Dream Hotel Downtown.  The $120.0 million loan has a 10-year term to Anticipated Repayment Date (the “ARD”) and a 20-year term to maturity.  The Dream Hotel Downtown Net Lease Loan accrues interest at a rate per annum equal to 5.1790% prior to the ARD, and the greater of (i) 9.1790% and (ii) 4.00% in excess of the then-current 10-year yield on U.S. Treasury Obligations thereafter.  The Borrower is required to pay monthly debt service payments of interest only prior to the ARD.  From and after the ARD, the Borrower is required to pay monthly payments equal to the sum of (i) interest accrued at 5.1790% and (ii) all excess cash flow from the Dream Hotel Downtown Net Lease Property (other than certain expenses of the subject Property and required monthly reserves, if applicable), with all amounts described in clause (i) to be applied to pay a portion of the interest accruing with respect to the loan, and the amount in clause (ii) to be applied first to the repayment of the outstanding principal amount of the loan, and then to the payment of accrued interest with respect to the loan.  From and after the ARD, the Borrower is permitted to prepay the Dream Hotel Downtown Net Lease Loan in whole or in part.  Loan proceeds were used to refinance existing debt of $115.5 million, pay closing costs and fees of $1.2 million and fund upfront reserves of $0.6 million.  Based on the “as is” appraised value for the Dream Hotel Downtown Net Lease Property as of February 1, 2012 of $170,000,000, the cut-off date LTV is 70.6%.

The Borrower / Sponsor.    346 West 17th Street, LLC (the “Borrower”) is a single purpose limited liability company structured to be bankruptcy remote, with at least two independent directors in its organizational structure.  The Borrower is owned by 346 West 17th Management Corp (1%) and Cushlin Limited (99%), an Isle of Man corporation.  Cushlin Limited owns 346 West 17th Management Corp (100%) and is owned by Titan Properties Limited (100%), an Isle of Man corporation.  Titan Properties Limited is 100% owned by Standard Trust.

The sponsor of the Borrower and the non-recourse carve-out guarantor is Standard Trust, a Liechtenstein trust (the “Sponsor”). Standard Trust has over $1.0 billion in reported assets with significant hospitality holdings, including interests in various hotels located in New York, Florida, India, Thailand, and England.

The Property.    The Dream Hotel Downtown Net Lease Property consists of a 12-story, 316-room luxury boutique hotel, including 16 suites, subject to two net leases.  The Borrower leased its interest in the Dream Hotel Downtown Net Lease Property in September 2007 to Northquay Properties, LLC (the “Northquay Net Lease Tenant”) and Northglen Properties LLC (the “Northglen Net Lease Tenant” and together with the Northquay Net Lease Tenant, the “Net Lease Tenants”) under two separate Net Leases (the “Northquay Net Lease” and, together with the “Northglen Net Lease”, the “Net Leases”).  Therefore, each Net Lease Tenant’s ability to pay rent necessary to fund debt service on the Dream Hotel Downtown Net Lease Loan is highly dependent on the net profits received by such Net Lease Tenant from the respective retail and hotel operations at the Dream Hotel Downtown Net Lease Property.  The Net Lease Tenants are permitted to obtain leasehold financing without the consent of the Borrower or the lender, but currently there is none.  In addition, except in certain circumstances, each Net Lease Tenant’s leasehold interests may be assigned, sublet or mortgaged without the consent of the Borrower or the lender.  The two Net Leases have terms that expire in September 2112.

The Net Lease Tenants of the Dream Hotel Downtown Net Lease Property are wholly owned by the Chatwal family, a family with over 25 years of experience in the New York market with a focus on hospitality properties.  The Net Lease Tenants’ only assets are their respective interests in their Net Leases.

The Northquay Net Lease covers approximately 178,000 sq. ft. and requires current rent payments to the Borrower of $383,333 per month or $4,600,000 per year.  The base rent under the Northquay Properties Net Lease is scheduled to increase in October 2012 to $525,000 per month or $6,300,000 per year and thereafter has rent steps of 12.5% once every five years.  The Northquay Net Lease Tenant currently operates the hotel portion of the Dream Hotel Downtown Net Lease Property pursuant to the Northquay Net Lease.  The Northquay Net Lease does not obligate the Northquay Net Lease Tenant to continue to operate a hotel on the premises and permits alterations (other than demolition); provided, however, the Net Lease requires the operation of a hotel at the premises while the Dream Hotel Downtown Lease Fee Loan is outstanding.

The Northglen Net Lease covers approximately 6,500 sq. ft. and requires current rent payment to the Borrower of $66,667 per month or $800,000 per year and has rent steps of 12.5% once every five years.  The Northglen Net Lease Tenant currently operates the ground floor gallery/conference space portion of the Dream Hotel Downtown Net Lease Property pursuant to the Northglen Net Lease.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

346 West 17th Street New York, NY 10011	Collateral Asset Summary Dream Hotel Downtown Net Lease	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 70.6% 1.13x 5.9%

Net Lease Terms(1)
Tenant	Northquay Properties LLC		Northglen Properties LLC		Total Net Lease Rent
Year	Base Rent	% Increase	Base Rent	% Increase	Base Rent	% Increase
2011	$4,600,000		$200,000		$4,800,000
2012	$5,025,000	9.2%	$800,000	300.0%	$5,825,000	21.4%
2013	$6,300,000	25.4%	$800,000	0.0%	$7,100,000	21.9%
2014	$6,300,000	0.0%	$800,000	0.0%	$7,100,000	0.0%
2015	$6,300,000	0.0%	$800,000	0.0%	$7,100,000	0.0%
2016	$6,300,000	0.0%	$825,000	3.1%	$7,125,000	0.4%
2017	$6,496,875	3.1%	$900,000	9.1%	$7,396,875	3.8%
2018	$7,087,500	9.1%	$900,000	0.0%	$7,987,500	8.0%
2019	$7,087,500	0.0%	$900,000	0.0%	$7,987,500	0.0%
2020	$7,087,500	0.0%	$900,000	0.0%	$7,987,500	0.0%
2021	$7,087,500	0.0%	$928,125	3.1%	$8,015,625	0.4%
2022	$7,308,984	3.1%	$1,012,500	9.1%	$8,321,484	3.8%
Avg. 2012-2022	$6,580,078		$869,602		$7,449,680
Avg. 2022-2032	$8,414,204		$1,100,590		$9,514,794
(1)	Base Rents are for each calendar year.

The Dream Hotel Downtown, located in the Chelsea District of Manhattan, was originally built in 1966.  The Borrower purchased the property in April 2006.  The Sponsor spent approximately $220.6 million to renovate the improvements and convert the improvements into a 12-story, 316-room luxury boutique hotel, including 16 suites.  In total, the Sponsor has invested approximately $300.9 million in the Dream Hotel Downtown Net Lease Property.  The Dream Hotel Downtown had a soft opening in June 2011 and a full opening in September 2011.  The Dream Hotel Downtown contains an upscale lobby restaurant bar and lounge (Marble Lane), a poolside bar (The Beach), a roof-top lounge (PH-D) and an ultra-luxury VIP lounge (Electric Room).  Additionally, the Dream Hotel Downtown features 6,956 sq. ft. of meeting space, a fitness center, an outdoor heated pool, lounge and beach, poolside or in-room massage therapy by appointment, boutique retail shop, concierge service, laundry / dry-cleaning service, and valet parking. Each guest room features a wireless digital phone with voicemail and Skype capabilities, an in-room safe, feather beds and goose down pillows, 350-count Egyptian Cotton bed linens, 40” Samsung LED TVs with Internet solution and media hub, integrated room automation system, Tivoli Alarm Clock radios with iPod Connection, a fully stocked private bar, audio speakers in bathrooms, custom Etro toiletries and ultra plush bathrobes.

The Dream Hotel Downtown has quickly become renowned within the Manhattan nightlife circuit. Since opening in 2011, it has secured bookings for Marc Jacob’s fashion week event, the NY Wine and Food Festival, Heidi Klum’s Halloween party, and The Victoria Secret Fashion Show, among others. In addition, the food and beverage components at the Dream Hotel Downtown are leased to TAO and Strategic Groups, which are considered to be leading restaurant and nightlife companies, and these companies develop, own and operate many successful food and beverage and nightlife facilities in the U.S.

The Dream Hotel Downtown is managed by Hampshire Hotels and Resorts, LLC, an affiliate of the Borrower, and subject to a franchise agreement between Northquay Net Lease Tenant and Moonlight Franchisor, Inc., an affiliate of Wyndham Hotel Group, for its “Dream” brand.  The initial term of the franchise agreement is 20 years, with one 10-year renewal option.  Under the franchise agreement, currently, the Northquay Net Lease Tenant pays 1.0% of gross room revenue as royalty fee and 1.5% of gross room revenue as marketing fee. In addition, 1.0% of the marketing fee is reserved by the franchisor for shared marketing purposes, bringing the net marketing fee down to 0.5% of gross room revenue.

Sant Chatwal, a member of the Chatwal Family, the manager of each of the Net Tenants and an officer of Northquay Properties Management Corp. (New York), the corporate managing member of Northquay Net Lease Tenant, is the President and CEO of Hampshire Hotels and Resorts, LLC.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

346 West 17th Street New York, NY 10011	Collateral Asset Summary Dream Hotel Downtown Net Lease	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 70.6% 1.13x 5.9%

The chart below depicts the relationships among the Sponsor, Borrowers, hotel manager, and Net Lease Tenants.

The Market.     The Dream Hotel Downtown Net Lease Property is located in New York City, within the borough of Manhattan.  New York City is one of the most popular and frequently visited destinations in the United States. In 2011, the city accommodated roughly 50.2 million visitors with roughly 10.1 million (20.1%) from international markets; thus maintaining the city’s rank as the number one U.S. destination for overseas travelers. New York City also maintained its status as the number one destination in tourism spending in the U.S. with approximately $32 billion spent. Tourism accounts for a $48 billion economic impact and supports 320,000 jobs in the city. Combined passenger traffic at the region’s three major airports in 2010 was 103.6 million, up 2.1% over the prior year and 12.1% over 2000.

The Dream Hotel Downtown Net Lease Property is situated in the Chelsea District of Manhattan. The borough of Manhattan forms the political, financial and cultural core of the City. Chelsea is home to the Rubin Museum of Art, the Chelsea Art Museum, the Graffiti Research Lab and the Dance Theater Workshop as well as many performance venues, including the Joyce Theater and The Kitchen. Additionally, the Dream Hotel Downtown Net Lease Property is located several blocks from the High Line, a reclamation project of former elevated railway lines that, when complete, will encompass a 1.5 mile-long elevated park, running through the West Side neighborhoods of the Meatpacking District, West Chelsea and Clinton/Hell’s Kitchen. Other local landmarks include Google’s recently purchased office space, 111 Eighth Avenue, which is across the street from the Dream Hotel Downtown Net Lease Property; the Jacob K. Javits Convention Center, one of the leading facilities in the U.S. for conventions and tradeshows; the Meatpacking District; and the Hudson Yards District, a 46-block, former manufacturing and port-related area that was rezoned in 2005 and the current long term development plan contemplates more than 52 million sq. ft. of office, residential, hotel and retail uses.

As reported by the appraiser, for the partial year 2011 (September through December), the Dream Hotel Downtown exhibited occupancy of 80.6%, ADR of $351.36 and RevPAR of $283.20. The Sponsor’s budget for 2012 includes occupancy, ADR and RevPAR of 85.0%, $392.82 and $333.89, respectively, which is supported by the HVS 2012/13 RevPAR estimate of $338.19.  As of February 2012, on a month-over-month basis, the actual performance has exceeded the Sponsor’s budget. The overall market share and occupancy penetration level for the Dream Hotel Downtown were 4% and 96.8%, respectively. Over the next five years, the appraiser forecasts the Dream Hotel Downtown’s market share and occupancy penetration to grow to 13% and 101%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

346 West 17th Street New York, NY 10011	Collateral Asset Summary Dream Hotel Downtown Net Lease	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 70.6% 1.13x 5.9%

The selected competitive set for the Dream Hotel Downtown as defined by an industry research report comprises nine full-service hotels (exclusive of the Dream Hotel Downtown) with a total of 2,197 rooms. Selected hotels include the 353-room Soho Grand, the 201-room Tribeca Grand, the 270-room W Union Square, the 97-room 60 Thompson, the 186-room Hotel Gansevoort, the 337-room Standard Hotel, the 376-room Trump Soho, the 114-room The James Soho, and the 263-room Mondrian Soho. The average occupancy, ADR, and RevPAR for this competitive set for 2011 were 82.2%, $366.55, and $301.38, respectively.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	12/31/2010	12/31/2011	U/W	U/W per Room
Base Rent	NAP	NAP	$4,800,000	$7,100,000	NAP
Total Revenue	NAP	NAP	$4,800,000	$7,100,000	NAP
Total Operating Expenses	NAP	NAP	$84,312	$0	NAP
Net Operating Income	NAP	NAP	$4,715,688	$7,100,000	NAP
Net Cash Flow	NAP	NAP	$4,715,688	$7,100,000	NAP

Property Management.    The Dream Hotel Downtown Net Lease Property is self-managed by the Borrower.

Lockbox / Cash Management.    The Dream Hotel Downtown Net Lease Loan is structured with a hard lockbox and in place cash management.  Rental payments due under the Net Leases are deposited into a lender controlled account and applied to monthly debt service and, as required, reserves.  All excess cash from the Dream Hotel Downtown Net Lease Property will be swept into a lender controlled account upon the occurrence of one or more of the following events: (i) an event of default by the Borrower, (ii) the occurrence of certain bankruptcy events relating to the Borrower, Standard Trust or the property manager retained by the Borrower (if any), or (iii) the occurrence of certain monetary or material non-monetary defaults by either or both of the Net Lease Tenants under their respective Net Leases.

Initial Reserves.    At closing, the Borrower deposited (i) $575,000 into the debt service shortfall subaccount for projected shortfalls in debt service until the rents under the Net Leases increase in October 2012, (ii) $18,750 into a reserve to cover the estimated cost to obtain required permits or remove and replace a fuel storage tank, and (iii) $20,000 into a reserve to cover the estimated cost to discharge certain municipal violations.

Ongoing Reserves.   The Borrower is required to deposit on a monthly basis to (i) the tax reserve account, 1/12 of the real estate taxes payable during the next twelve months, and (ii) the insurance reserve account, 1/12 of the cost of the annual premium to renew the required insurance policies; provided, however, the Borrower is not required to make such deposits as long as the Net Lease tenants are responsible for the payment of, and actually pay such amounts (or are escrowing such amounts with a leasehold mortgagee pursuant to the terms of a leasehold mortgage (if any)).

Current Mezzanine or Subordinate Indebtedness.    The Borrower currently has unsecured debt in an aggregate principal amount not to exceed $35,000,000. The holder of the unsecured debt has entered into a subordination agreement with the mortgage lender which provides, among other things, that the unsecured debt is subordinate to the payment in full of the Dream Hotel Downtown Net Lease Loan.

Future Mezzanine or Subordinate Indebtedness Permitted.     None permitted.

Condominium Conversion.     Borrower has the right to convert the Dream Hotel Downtown Net Lease Property to a two unit condominium regime consisting of a retail unit and a hotel unit (such units to correspond to the leasehold premises under the Net Leases).  Upon conversion, the Dream Hotel Downtown Net Lease Loan will be subordinate to the condominium documents.  It is anticipated that the conversion will take place by late April/early May 2012.

Tax Abatements.     A portion of the assessed value of the Dream Hotel Downtown Net Lease Property is currently exempt from real estate taxation. The exemption results in current annual tax savings of approximately $700,000. The annual tax savings from the exemption may change from year to year depending upon, among other things, changes in the annual tax rate. The exemption will be reduced by 20% per year commencing in the real estate tax year that begins July 1, 2018, and will be eliminated in the real estate tax year that begins July 1, 2022. Pursuant to the Net Leases, the Net Lease Tenants are obligated to pay all real estate taxes, and therefore bear the primary burden of the phase out of the exemption.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

346 West 17th Street New York, NY 10011	Collateral Asset Summary Dream Hotel Downtown Net Lease	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$120,000,000 70.6% 1.13x 5.9%

Dream Hotel Downtown Leased Fee
346 West 17th Street
New York, NY 10011
Theatre District
Times Square
West Side
East Side
Garment Dist.
Chelsea
Flatiron District
Meatpacking District
West Village
Greenwich Village
Hudson River
Lincoln Tunnel
495
9A
Jacob Javits Convention Center
Hudson River Greenway
West Side Hwy
The High Line Elevated Park
Chelsea Waterside Park
Chelsea Piers Sports & Entertainment Complex
Madison Square Garden
General Post Office
Macy's
Empire State Building
Bryant Park
New York Public Library
Madison Square Park
Union Square
Washington Square
New York University
Baruch College
Flatiron Building
Fashion Institute of Technology
Intrepid Sea-Air-Space Museum
New York Times Building
Port Authority Bus Terminal
Manhattan Mall
Penn Station
Clement Clarke Moore Park
Gramercy Park
Ferries
New York City
Manhattan
Queens
Brooklyn
Hoboken
Weehawken
Secaucus
North Bergen
West New York
Union City
Jersey City

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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20 North Wacker Drive Chicago, IL 60606	Collateral Asset Summary Civic Opera House	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$94,708,353 72.9% 1.23x 9.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 North Wacker Drive Chicago, IL 60606	Collateral Asset Summary Civic Opera House	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$94,708,353 72.9% 1.23x 9.9%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Office – CBD
Sponsor:	Michael Silberberg		Collateral:	Fee Simple
Borrower:	SL Civic Wacker LLC		Location:	Chicago, IL
Original Balance:	$95,000,000		Year Built / Renovated:	1929 / 2007-2011
Cut-off Date Balance:	$94,708,353		Total Sq. Ft.:	916,258
% by Initial UPB:	7.1%		Property Management:	SL 20 N Wacker Manager LLC
Interest Rate:	5.8830%		Underwritten NOI:	$9,413,774
Payment Date:	6th of each month		Underwritten NCF:	$8,268,451
First Payment Date:	March 6, 2012		Appraised Value:	$130,000,000
Maturity Date:	February 6, 2022		Appraisal Date:	January, 23, 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(27), D(89), O(4)		Most Recent NOI:	$7,560,833 (T-12 November 30, 2011)
Lockbox / Cash Management:	Hard / In Place		2nd Most Recent NOI:	$8,338,417 (December 31, 2010)
			3rd Most Recent NOI:	$8,822,015 (December 31, 2009)
Reserves(1)
	Initial	Monthly	Historical Occupancy
Taxes:	$239,436	$239,436	Most Recent Occupancy:	74.8% (January 1, 2012)
Insurance:	$46,295	$46,295	2nd Most Recent Occupancy:	78.0% (December 31, 2010)
Replacement:	$2,500,000	Springing	3rd Most Recent Occupancy:	83.0% (December 31, 2009)
TI/LC:	$13,862,775	Springing	4th Most Recent Occupancy:	85.0% (December 31, 2008)
Free Rent Reserve:	$3,336,595	$0	(1)	See “Initial Reserves” and “Ongoing Reserves” herein.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$103
Balloon Balance / Sq. Ft.:		$88
Cut-off Date LTV:		72.9%
Balloon LTV:		61.8%
Underwritten NOI DSCR:		1.39x
Underwritten NCF DSCR:		1.23x
Underwritten NOI Debt Yield:		9.9%
Underwritten NCF Debt Yield:		8.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 North Wacker Drive Chicago, IL 60606	Collateral Asset Summary Civic Opera House	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$94,708,353 72.9% 1.23x 9.9%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent Per Sq. Ft.(1) (2)	% of Total Annual U/W Base Rent(1) (2)	Lease Expiration
Cassiday Schade	NR/NR/NR	63,073	6.9%	$28.02	9.5%	2/28/2018
Rockwood Company(3)	NR/NR/NR	30,488	3.3	$23.75	3.9	12/31/2018
American Institutes For Research(4)	NR/NR/NR	20,522	2.2	$25.00	2.8	11/30/2015
H.W. Lochner	NR/NR/NR	18,585	2.0	$26.19	2.6	5/15/2013
Klein Thorpe & Jenkins	NR/NR/NR	18,335	2.0	$27.55	2.7	5/31/2018
Subtotal / Wtd. Avg.		151,003	16.5%	$26.47	21.4%

Other	Various	534,681	58.4%	$27.38	78.6%	Various
Vacant	NAP	230,574	25.2	NAP	NAP	NAP
Total / Wtd. Avg.		916,258	100.0%	$27.18	100.0%
(1)	U/W Base Rent Per Sq. Ft. and % of Total Annual U/W Base Rent include contractual rent steps through February 2, 2013.
(2)	U/W Base Rent Per Sq. Ft. and % of Total Annual U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft. and exclude any gross up of vacant space.
(3)
Tenant has a termination right effective 12/31/14 with 12 months notice and a termination fee equal to six months of full rent (approximately $407,777) plus the amortized portion of any concessions, commissions, allowances or other expenses incurred by landlord in connection with its lease.  Under the lease, the tenant has the right to reduce its square footage by up to 2,180 square feet (“Contraction Right”) effective as of December 31, 2013, subject to the satisfaction of certain conditions including notice to the Borrower on or before 9 months prior to such date.  In addition, in the event adjacent space becomes available for rent, Rockwood Company has a right of first offer with respect to such adjacent space, provided the tenant has not exercised the Contraction Right, and subject to the satisfaction of certain other conditions.

(4)
Tenant executed the Third Amendment to Office Lease Agreement, dated 8/22/11 (“Third Amendment”), which, among other things, incorporated 3,123 square feet of space occupied by the tenant (“Additional Expansion Space”) into the additional 17,399 rentable square feet the tenant also occupies.  As part of the Third Amendment terms, tenant receives 6 months free rent beginning 1/1/12 and ending on 6/30/12 for the Additional Expansion Space in a total amount of $38,257, not including an abatement for tenant’s pro rata share of the expense excess and tax excess for the Additional Expansion Space.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(1) (2)	% U/W Base Rent Rolling(1) (2)	Cumulative % of U/W Base Rent(1) (2)
MTM	17	8,091	0.9%	8,091	0.9%	$22.37	1.0%	1.0%
2012	26	70,043	7.6	78,134	8.5	$23.41	8.8	9.8%
2013	51	104,852	11.4	182,986	20.0	$30.17	17.0	26.7%
2014	29	34,475	3.8	217,461	23.7	$28.18	5.2	32.0%
2015	23	67,628	7.4	285,089	31.1	$26.47	9.6	41.6%
2016	30	95,094	10.4	380,183	41.5	$28.30	14.4	56.0%
2017	11	25,833	2.8	406,016	44.3	$27.84	3.9	59.9%
2018	18	143,594	15.7	549,610	60.0	$26.59	20.5	80.3%
2019	11	49,548	5.4	599,158	65.4	$27.61	7.3	87.7%
2020	11	29,744	3.2	628,902	68.6	$26.64	4.3	91.9%
2021	8	39,823	4.3	668,725	73.0	$26.60	5.7	97.6%
Thereafter	2	16,959	1.9	685,684	74.8	$26.15	2.4	100.0%
Vacant	NAP	230,574	25.2	916,258	100.0%	NAP	NAP
Total / Wtd. Avg.	237	916,258	100.0%			$27.18	100.0%
(1)	Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through February 2, 2013.
(2)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft. and exclude any gross up of vacant space.

The Loan.  The Civic Opera House loan (the “Civic Opera House Loan”) is a $95.0 million fixed rate loan secured by the borrower’s fee simple interest in a 916,258 sq. ft. Class B, CBD office property located at 20 North Wacker Drive in Chicago, Illinois (the “Civic Opera House Property”).  The $95.0 million first mortgage loan has a 10-year term and amortizes on a 30-year schedule.  The Civic Opera House Loan accrues interest at a fixed rate equal to 5.8830%.  Loan proceeds, with an additional equity contribution of $49.4 million and a credit from the seller of $5.1 million, were used to acquire The Civic Opera House Property for a purchase price of $125.78 million, fund upfront reserves of $19.985 million, and pay closing costs and fees of approximately $4.1 million.  Based on the appraised value of $130.0 million as of January 23, 2012, the cut-off date LTV is 72.9%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 North Wacker Drive Chicago, IL 60606	Collateral Asset Summary Civic Opera House	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$94,708,353 72.9% 1.23x 9.9%

The Borrower / Sponsor.  The borrower, SL Civic Wacker LLC (the “Borrower”), is a newly-formed, single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  Michael Silberberg (the “Sponsor”) is the non-recourse carveout guarantor for the Civic Opera House Loan and no other individual owns more than 15%, directly or indirectly, of the Borrower.

The Sponsor, along with various other investors, owned four office properties in Chicago as of the closing of the Civic Opera House Loan:  311 South Wacker Drive, 550 West Jackson Street, 180 North LaSalle Street, and 111 West Jackson Street.  Additionally, the Sponsor recently sold 600 West Chicago Avenue. Michael Silberberg has over twenty years of experience in transactional real estate law and is currently a senior partner at Silberberg & Kirschner LLP, a NYC law firm.  Since 1988, Michael Silberberg has privately invested, syndicated and managed commercial and residential multi-family projects across the country, and has participated in a number of private equity and loan transactions.

The Property.  The Civic Opera House Property consists of a Class B, 44-story, CBD office building located in the West Loop submarket of Chicago, Illinois.  The Civic Opera House Property was constructed in 1929 and contains 916,258 sq. ft. of rentable office and storage area.  The tenant base is diverse, with none of the nearly 230 tenants occupying more than 7.0% of the building.  Per the rent roll dated January 1, 2012 the Civic Opera House Property was 74.8% leased and 74.6% occupied.

In addition to the office space, the Civic Opera House Property is home to the Lyric Opera of Chicago and a 3,563-seat theater, which is reportedly the second largest opera auditorium in North America and holds the largest stage in downtown Chicago.  The theater is a mixture of Art Nouveau and Art Deco designs.  The Civic Opera House Property is structured as a vertical subdivision and the theater and related concessions are not part of the collateral for the Civic Opera House Loan.

Major Tenants.  The Civic Opera House Property includes more than 230 leased spaces.  The largest three tenants in aggregate occupy 12.5% of the net rentable area and account for 12.3% of the gross potential rental income.

Cassiday Schade LLP (63,073 sq. ft., 6.9% NRA, 9.5% of underwritten occupied base rent):  Cassiday Schade LLP (“Cassiday”) is a privately held litigation law firm that focuses mainly on civil litigation.  Cassiday was founded in 1979 and currently has approximately 100 attorneys in 7 offices all located in the greater Chicago area.  The Civic Opera House Property is Cassiday’s headquarters location.  Cassiday has been located at the Civic Opera House Property since 1997 and currently has several different co-terminus leases that expire in February, 2018 subject to a renewal option.

The Rockwood Company (30,488 sq. ft., 3.3% NRA, 3.9% of underwritten occupied base rent):  The Rockwood Company is one of the Chicago area’s largest and oldest independent insurance agencies, and has been providing insurance services to the public since 1896.  The company provides brokerage services to its clients, offering solutions for commercial lines, personal lines, life and health insurance.  Rockwood’s location at the Civic Opera House Property serves as its main office, where according to the company’s website a staff of about 80 is employed.

Learning Point/American Institutes of Research (20,522 sq. ft., 2.2% NRA, 2.8% of underwritten occupied base rent):  In October 2010, Learning Point merged into The American Institutes of Research (“AIR”), a nonpartisan, not-for-profit organization that conducts behavioral and social science research and delivers technical assistance both domestically and internationally in the areas of health, education, and workforce productivity.  AIR was established in 1946 and is headquartered in Washington, D.C.

The Market. The Civic Opera House Property is located at the northeast corner of the intersection of North Wacker Drive and West Madison Street in Chicago’s central business district, in the area generally known as the “Loop.”  The Loop contains the main concentrations of office and commercial space within downtown Chicago and is bounded by the Chicago River along the north and west, Lake Michigan on the east and Congress Parkway on the south.  The Civic Opera House Property is further defined as being located in the West Loop submarket.

According to the appraiser, the Chicago metropolitan area had an inventory of roughly 236.6 million sq. ft. as of the fourth quarter of 2011.  The CBD office segment accounted for approximately 127.3 million sq. ft. or 53.8% of the region’s inventory.  The direct vacancy rate was 14.0%, which represented a slight decline from the third-quarter 2011 vacancy rate of 14.3%.  The Class A and B direct vacancy rates were reported at 13.1% and 14.2%, respectively. Asking rents as of the fourth quarter of 2011 were reported to be $31.72 per sq. ft., representing a decrease of $0.26 per sq. ft. from the previous quarter.

According to the appraiser, the West Loop office submarket had an inventory of roughly 43.9 million sq. ft. as of the fourth quarter of 2011, making it the largest submarket in the Chicago MSA on a square foot basis.  The direct vacancy rate was 13.5%, and the Class A and B direct vacancy rates were reported at 13.0% and 14.3%, respectively.  Asking rents for the overall West Loop submarket as of the fourth quarter of 2011 were reported at $34.06 per sq. ft., a decrease of $0.17 per sq. ft. from the previous quarter.  Class A and B

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 North Wacker Drive Chicago, IL 60606	Collateral Asset Summary Civic Opera House	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$94,708,353 72.9% 1.23x 9.9%

asking rents were reported at $38.93 and $30.62 per sq. ft., respectively.  According to the appraiser, there are five proposed office developments in the West Loop submarket, which upon completion would add a total of 3,550,000 sq. ft. to the submarket.

Civic Opera House Property Recent Leases(1)
Tenant	Sq. Ft.	Base Rent PSF	Lease Term (Months)	Lease Start	Lease Expiration
Investment Property Databank	6,000	$22.36	60	4/01/2012	3/31/2017
Long Company	3,136	$24.75	89	4/01/2012	9/1/2019
Integrys Energy Services, Inc.	14,484	$25.50	132	2/1/2012	1/31/2023
Mark R. Valley Law Firm	1,354	$25.00	58	2/1/2012	11/30/2016
American Institutes For Research	3,123	$24.50	47	1/1/2012	11/30/2015
Total / Wtd. Avg.	28,097	$24.61	77
(1)	Source: In-place rent roll dated January 1, 2012.

The table below shows the Civic Opera House Property’s vacancy rate and asking rents in comparison to its direct competitors in the CBD submarket.

Summary of Comparable Office Properties(1)
Building	Year Built	Size	% Leased	Asking Rate(2)	Class
Civic Opera House Property	1929	916,258	74.8%	$26.05	B
208 S. LaSalle Street	1914	355,411	83%	$28.50	B
25 East Washington Street	1914	420,000	94%	$27.00	B
33 North LaSalle Street	1931	402,010	88%	$23.00	B
35 E. Wacker Drive	1926	549,597	90%	$21.50	B
111 W. Washington Avenue	1914	587,527	82%	$25.00	B
1 N. LaSalle Street	1929	486,602	84%	$25.00	B
120 S. LaSalle Street	1928	658,784	96%	$28.50	B
Total / Wtd. Avg.(3)		3,459,931		$25.48
(1)	Source: Appraisal
(2)	Asking Rate based on average of Base Rent range.
(3)	Total / Wtd. Avg. excludes the Civic Opera House Property.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	12/31/2010	T-12 11/30/2011	U/W	U/W Per Sq. Ft.
Base Rent(1)	$17,890,919	$17,381,096	$17,369,006	$17,981,547	$19.62
Value of Vacant Space / (concessions)(2)	$0	$0	$0	$5,979,659	$6.53
Rent Steps(3)	$0	$0	$0	$655,999	$0.72
Gross Potential Rent	$17,890,919	$17,381,096	$17,369,006	$24,617,205	$26.87
Total Recoveries	$1,804,635	$1,563,868	$1,686,725	$1,108,647	$1.21
Rent Abatements(4)	($1,471,605)	($1,159,656)	($2,155,979)	$0	$0.00
Total Other Income	$1,341,726	$1,036,238	$1,037,370	$278,103	$0.30
Less: Vacancy	$0	$0	$0	($5,979,659)	($6.53)
Effective Gross Income	$19,565,675	$18,821,546	$17,937,122	$20,024,296	$21.85
Total Operating Expenses	$10,743,660	$10,483,129	$10,376,289	$10,610,522	$11.58
Net Operating Income	$8,822,015	$8,338,417	$7,560,833	$9,413,774	$10.27
TI/LC	$0	$0	$0	$916,258	$1.00
Capital Expenditures	$0	$0	$0	$229,065	$0.25
Net Cash Flow	$8,822,015	$8,338,417	$7,560,833	$8,268,451	$9.02
(1)	U/W Base Rent is based on the rent roll dated January 1, 2012.
(2)	U/W Vacancy is based on actual economic vacancy as of the rent roll dated January 1, 2012, and is equal to 23.2% of gross potential revenue.
(3)	U/W Rent Steps includes contractual rent increases through February 2, 2013.
(4)	Rent abatements based on historical operating statements provided by the Borrower.

Property Management.    The Civic Opera House Property is managed by SL 20 N Wacker Manager LLC, an affiliate of the Borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 North Wacker Drive Chicago, IL 60606	Collateral Asset Summary Civic Opera House	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$94,708,353 72.9% 1.23x 9.9%

Lockbox / Cash Management.    The Civic Opera House Loan is structured with a hard lockbox and in place cash management.  All excess cash is required to be swept into a lender-controlled account upon the occurrence of one of the following events:  (i) an event of default by the Borrower, (ii) the occurrence of certain bankruptcy events relating to the Sponsor or the property manager or (iii) the DSCR falls below 1.10x.

Initial Reserves.    At closing, the Borrower deposited (i) $239,436 into a tax reserve account, (ii) $46,295 into an insurance reserve account, (iii) $2,500,000 into a capital expenditure/replacement reserve account, (iv) $13,862,775 into a TI/LC reserve account and (v) $3,336,595 into a free rent reserve account for the purpose of creating a reserve in order to simulate payments of rent during the period that any free rent periods or rent abatements are in effect.

Ongoing Reserves.    On a monthly basis, the Borrower is currently required to deposit reserves of (i) $239,436 into a tax reserve account, (ii) $46,295 into an insurance reserve account, (iii) $18,813 into a capital expenditure/replacement reserve account until the balance in that account is $1,000,000, and thereafter no monthly deposits will be required until the balance subsequently falls below $500,000 and (iv)  $75,250 into the TI/LC reserve account at any time the amount then on deposit in the TI/LC reserve account is below $2,000,000 until the balance in that account is $5,000,000, and thereafter no monthly deposits will be required until the balance subsequently falls below $2,000,000.

Current Mezzanine or Subordinate Indebtedness.     None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None Permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

20 North Wacker Drive Chicago, IL 60606	Collateral Asset Summary Civic Opera House	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$94,708,353 72.9% 1.23x 9.9%

Civic Opera House
20 North Wacker Drive
Chicago, IL 60606
Chicago
Chicago Loop
West Loop
River North
Near North Side
Gold Coast
Streeterville
River West
Greektown
New East Side
Printers Row
South Loop
Near South Side
Chicago River
Lake Michigan
Jane Addams Memorial Park
MILLENNIUM PARK
GRANT PARK
Burnham Park
Lake Shore Drive
Art Institute of Chicago
Soldier Field
Field Museum
Buckingham Fountain
Merchandise Mart
City Hall
Navy Pier
University of Illinois - Chicago
Kennedy Expwy
North Branch
RED LINE
GREEN, ORANGE LINES
BROWN, PURPLE LINES
METRA COMMUTER RAIL
90
94
290
41
Lake Michigan
Chicago
Schaumburg
Oak Park
Naperville
Aurora
Joliet
Elgin
Palatine
Wheaton
Evanston
Tinley Park
Orland Park
INDIANA

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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111-115 Broadway New York, NY 10006	Collateral Asset Summary Trinity Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$88,000,000 59.3% 1.31x 10.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111-115 Broadway New York, NY 10006	Collateral Asset Summary Trinity Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$88,000,000 59.3% 1.31x 10.5%

Mortgage Loan Information(1)			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Office – CBD
Sponsor:	Richard Cohen; Gary Darman		Collateral:	Fee Simple
Borrower:	Trinity Centre LLC		Location:	New York, NY
Original Balance:	$88,000,000		Year Built / Renovated:	1905, 1907 / 2001
Cut-off Date Balance:	$88,000,000		Total Sq. Ft.:	900,744
% by Initial UPB:	6.6%		Property Management:	Capital Properties NY LLC
Interest Rate:	5.8975%		Underwritten NOI:	$16,857,263
Payment Date:	6th of each month		Underwritten NCF:	$15,280,961
First Payment Date:	October 6, 2011		Appraised Value:	$270,000,000
Maturity Date:	September 6, 2021		Appraisal Date:	August 1, 2011
Amortization:	Interest only for 24 months;
	336 months thereafter		Historical NOI
Additional Debt(1)(2):	$72,000,000 pari passu Note A-1;		Most Recent NOI:	$15,707,079 (T-12 7/31/2011)
	$18,000,000 Senior Mezzanine Loan;		2nd Most Recent NOI:	$15,499,360 (December 31, 2010)
	$7,000,000 Junior Mezzanine Loan		3rd Most Recent NOI:	$16,413,350 (December 31, 2009)
Call Protection(3):	L(32), D(84), O(4)
Lockbox / Cash Management:	Hard / In Place		Historical Occupancy(8)
			Most Recent Occupancy:	84.5% (August 1, 2011)
Reserves(4)			2nd Most Recent Occupancy:	87.2% (December 31, 2010)
	Initial	Monthly	3rd Most Recent Occupancy:	91.0% (December 31, 2009)
Taxes:	$1,091,331	$363,777	4th Most Recent Occupancy:	92.6% (December 31, 2008)
Insurance:	$0	$29,017	5th Most Recent Occupancy:	91.7% (December 31, 2007)
Replacement:	$0	$18,766	6th Most Recent Occupancy:	81.1% (December 31, 2006)
		100% of Excess	Historical Annual Rent Per Sq. Ft.(8)
TI/LC:	$2,000,000	Cash Flow	Most Recent Rent Per Sq. Ft.:	$36.68 (T-12 July 31, 2011)
Required Repairs:	$70,153	$0	2nd Most Recent Rent Per Sq. Ft.:	$36.53 (December 31, 2010)
Rent Abatement Reserve:	$2,539,062	$0	3rd Most Recent Rent Per Sq. Ft.:	$35.14 (December 31, 2009)
Port Authority Rollover Funds:	$0	Springing	4th Most Recent Rent Per Sq. Ft.:	$32.04 (December 31, 2008)
Local Law 11 Reserve:	$2,000,000	$0	(1)
The Trinity Centre Mortgage Loan is part of the Trinity Centre Loan Combination, totaling $160.0 million, which was bifurcated into two pari passu loan components (Notes A-1 and A-2). The Trinity Centre Loan, but not the related pari passu Note A-1, will be contributed to the UBS 2012-C1 Trust. The related pari passu Note A-1 was previously contributed to the UBSC 2011-C1 Trust.

Financial Information
	Mortgage Loan(5)	Total Debt(6)
Cut-off Date Balance / Sq. Ft.:	$178	$205	(2)	See “Current Mezzanine or Subordinate Indebtedness” herein.
Balloon Balance / Sq. Ft.:	$154	$181	(3) (4) (5)
Defeasance of the Trinity Centre Loan Combination is permitted on the date that is two years after the closing date of the UBS 2012-C1 securitization.
See “Initial Reserves” and “Ongoing Reserves” herein.
Throughout this free writing prospectus, unless otherwise stated, the numerical and statistical information related to the loan-to-value ratios, debt yields, and balances per sq. ft. includes the  pari passu A-1 note (which note is not included in the Trust) and the pari passu companion A-2 note (which note is included in the Trust).  For purposes of calculating debt service coverage ratios, the annual debt service is based on the aggregate principal and interest payments due during the first 12 months after the expiration of the initial interest only period on the pari passu A-1 note (which note is not included in the Trust) and the pari passu companion A-2 note (which note is included in the Trust).

Cut-off Date LTV:	59.3%	68.5%
Balloon LTV:	51.3%	60.5%
Underwritten NOI DSCR(7):	1.44x	1.15x
Underwritten NCF DSCR(7):	1.31x	1.04x
Underwritten NOI Debt Yield:	10.5%	9.1%
Underwritten NCF Debt Yield:	9.6%	8.3%

			(6)
Total Debt includes the senior mezzanine and junior mezzanine loans described under “Current Mezzanine or Subordinate Indebtedness” herein.  The mezzanine loans have 11.1500% and 13.5000% per annum interest rates, respectively.

			(7)	As of the cut-off date, and during the initial interest only period, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.76x and 1.60x, respectively. With respect to Total Debt, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.34x and 1.22x, respectively.
			(8)	Historical Occupancy and Historical Annual Rent Per Sq. Ft. shown in the table above is based on historical rent rolls and occupancy percentages provided by the related borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111-115 Broadway New York, NY 10006	Collateral Asset Summary Trinity Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$88,000,000 59.3% 1.31x 10.5%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent Per Sq. Ft.(2) (3)	% of Total Annual U/W Base Rent(2) (3)	Lease Expiration
Port Authority of New York and New Jersey(4)	NR/Aa2/NR	157,203	17.5%	$37.40	20.1%	12/31/2016
Stern & Montana LLP	NR/NR/NR	35,126	3.9	$28.36	3.4	7/31/2014
Buckley Broadcasting WOR LLC	NR/NR/NR	22,152	2.5	$27.00	2.0	8/31/2019
New York University(5)	NR/Aa3/NR	22,152	2.5	$47.84	3.6	11/30/2022
Chamberlain Communications(6)	NR/NR/NR	21,893	2.4	$43.72	3.3	12/31/2017
Subtotal / Wtd. Avg.		258,526	28.7%	$36.71	32.4%

Other	Various	503,004	55.8%	$39.42	67.6%	Various
Vacant	NAP	139,214	15.5	NAP	NAP	NAP
Total / Wtd. Avg.		900,744	100.0%	$38.50	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
U/W Base Rent Per Sq. Ft. and % of Total Annual Base Rent include contractual rent steps through October 2012, but do not include average rent for New York University, which amount is included in the underwritten net cash flow.

(3)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft. and exclude any gross up of vacant space.

(4)
Port Authority of New York and New Jersey leases multiple spaces at the Trinity Centre Property, with 19,575 sq. ft. expiring March 31, 2012, 61,180 sq. ft. expiring July 31, 2015, and 76,448 sq. ft. expiring December 31, 2016. Port Authority of New York and New Jersey has the following termination options: (i) with respect to the 76,448 sq. ft. expiring December 31, 2016 (located on the 5th, 6th, 7th, and 10th floors of the 115 Broadway building), the tenant may terminate the lease on December 31, 2014 or December 31, 2015 with one year notice; (ii) with respect to the 61,180 sq. ft. expiring July 31, 2015 (located on the 8th, 9th, and 19th floors of the 115 Broadway building), the tenant may terminate the lease for either the 8th (20,335 sq. ft.) or 9th (20,349 sq. ft.) floor space (but not both) on October 31, 2013 with one year notice and payment of a $173,720 fee, and may terminate either the lease for the 8th or 9th floor space (only if the previous termination option for the other of the 8th or 9th floor was exercised) or the lease for the 19th floor space (only if the previous termination option for the 8th or 9th floor space was not exercised), on July 31, 2014 with one year notice and payment of a $103,035 fee.

(5)	New York University has one, five-year extension option.
(6)	Chamberlain Communications has one, five-year extension option.

Lease Rollover Schedule
Year(1)	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(2) (3)	% U/W Base Rent Rolling(2) (3)	Cumulative % of U/W Base Rent(2) (3)
MTM	10	13,180	1.5%	13,180	1.5%	$26.92	1.2%	1.2%
2012	13	56,186	6.2	69,366	7.7%	$40.15	7.7	8.9%
2013	14	64,174	7.1	133,540	14.8%	$37.19	8.1	17.0%
2014	7	67,058	7.4	200,598	22.3%	$36.29	8.3	25.3%
2015	20	130,068	14.4	330,666	36.7%	$44.76	19.9	45.2%
2016	21	138,937	15.4	469,603	52.1%	$30.87	14.6	59.8%
2017	22	116,541	12.9	586,144	65.1%	$38.64	15.4	75.2%
2018	9	35,231	3.9	621,375	69.0%	$44.53	5.4	80.5%
2019	6	51,692	5.7	673,067	74.7%	$33.64	5.9	86.5%
2020	8	34,014	3.8	707,081	78.5%	$31.91	3.7	90.2%
2021	2	12,489	1.4	719,570	79.9%	$57.33	2.4	92.6%
Thereafter	10	41,960	4.7	761,530	84.5%	$51.56	7.4	100.0%
Vacant	NAP	139,214	15.5	900,744	100.0%	NAP	NAP
Total / Wtd. Avg.	142	900,744	100.0%			$38.50	100.0%

(1)
Port Authority of New York and New Jersey leases multiple spaces at the Trinity Centre Property, with 19,575 sq. ft. expiring March 31, 2012, 61,180 sq. ft. expiring July 31, 2015, and 76,448 sq. ft. expiring December 31, 2016. The tenant has various early termination options as described above in footnote 4 of the Tenant Summary table.

(2)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through October 2012, but do not include average rent for New York University, which amount is included in the underwritten net cash flow.

(3)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft. and exclude any gross up of vacant space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111-115 Broadway New York, NY 10006	Collateral Asset Summary Trinity Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$88,000,000 59.3% 1.31x 10.5%

The Loan.    The Trinity Centre loan combination (the “Trinity Centre Loan Combination”) is a $160.0 million fixed rate loan secured by the borrower’s fee simple interest in a 900,744 square foot Class B, CBD office property located at 111 and 115 Broadway in New York, New York (the “Trinity Centre Property”).  The $160.0 million first mortgage loan has a 10-year term, an initial interest-only period of 24 months and amortizes on a 28-year schedule thereafter.  The Trinity Centre Loan Combination accrues interest at a fixed rate equal to 5.8975%.  The Trinity Centre Loan Combination was bifurcated into two pari passu loan components (Note A-1 in the original amount of $72.0 million and Note A-2 in the original amount of $88.0 million). The Trinity Centre Note A-2 (the “Trinity Centre Loan”), but not the related pari passu Note A-1, will be contributed to the UBS 2012-C1 Trust.  Loan proceeds, with an additional $25.0 million in mezzanine financing (see “Current Mezzanine or Subordinate Indebtedness” herein) were used to retire approximately $177.0 million of existing debt, fund upfront reserves totaling approximately $7.7 million, and pay closing costs of approximately $3.2 million.  Based on the “as-is” appraised value of $270.0 million as of August 1, 2011, the cut-off date LTV is 59.3%.  The Trinity Centre Note A-1 was previously contributed to the UBSC 2011-C1 trust. The most recent prior financing of the Trinity Centre Property was included in the MSC 2004-T13 and BSCMS 2004-PWR3 securitizations.

The Borrower / Sponsor.    The borrower, Trinity Centre LLC (the “Borrower”), is single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  Richard Cohen and Gary Darman, the non-recourse carveout guarantors for the Trinity Centre Loan Combination (collectively, the “Sponsors”) and their related entities have direct or indirect ownership of a majority of the equity interests in the Borrower.

Richard Cohen is the CEO and founder of Capital Properties, a privately owned real estate investment, development and management firm.  Capital Properties’ ongoing and completed projects include premier residential, hotel and commercial properties in major markets such as Boston, New York and Washington, D.C.  Since its inception in 1997, the company has developed, acquired and managed more than 17,000 apartment units and eight million sq. ft. of office space.

Gary Darman has an extensive real estate development and operating background with over 40 years of experience. In 1998, Mr. Darman formed Saxon Partners to develop residential and commercial properties in the greater Boston area.  In addition, Mr. Darman serves as the general partner of his family’s investment company, which has been a joint venture partner with many of the top Boston real estate firms in a large portfolio of apartment, office and retail properties.  Mr. Darman previously served on the board of directors of the Mirage Resorts, Inc., a leading hotel and casino company.  As of year end 2010, Mr. Darman had $19.9 million of contingent liabilities consisting of personal guaranties on nine different loans.  A review of Mr. Darman’s financial statements reveals a 90% interest in Gary Darman Company, which in turn owns between 90-100% of four retail and multifamily properties in the greater Boston area.  These properties carry a market value of approximately $111,290,000 with an equity value of approximately $31,277,215 after outstanding debt.

The Property.     The Trinity Centre Property consists of two adjacent, multi-tenanted, architecturally significant pre-war office buildings with street level retail that encompass 900,744 sq. ft. of NRA.  The Trinity Centre Property is situated at 111 and 115 Broadway in the core of the Financial West submarket of Downtown Manhattan, adjacent to Trinity Church and within three blocks of Wall Street and the New York and American Stock Exchanges.  The location of the Trinity Centre Property provides access to primary office locations of major banks, media companies, law firms, insurance companies, public agencies, City Hall and the new World Trade Center currently under development. The Trinity Centre Property has direct subway access to the Lexington Avenue express trains and is situated less than two blocks from the new Santiago Calatrava-designed World Trade Center Transit Hub, providing connectivity between PATH trains; 1, 2, 3, 4, 5, A, C, E, J, N, R, W, and Z subway lines; the World Financial Center, Hudson River ferries and the new Fulton Street Transit Center. The Trinity Centre Property was first constructed in 1905 (111 Broadway) and 1907 (115 Broadway) and is connected by a steel footbridge.  The detailed buildings were designed by Francis Hatch Kimball, a prominent New York City-based architect, with Gothic details to harmonize with the neighboring Trinity Church to the south, with a limestone façade detailed with towers, gables and fanciful carved ornaments.  The buildings are designated as New York City landmarks, having been comprehensively restored with electrical, mechanical and telecommunications systems that meet 21st century standards.

The Borrower purchased the Trinity Centre Property in December of 2000 for approximately $128.5 million.  Since acquisition, the Borrower has contributed in excess of $23.7 million in capital improvements, including elevator modernization, lobby and common area renovations, and window replacements. The Borrower’s all-in cash basis totals approximately $154.5 million.
The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111-115 Broadway New York, NY 10006	Collateral Asset Summary Trinity Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$88,000,000 59.3% 1.31x 10.5%

Major Tenants.    The Trinity Centre Property is currently 84.5% leased as of August 1, 2011 with three of the top ten tenants (21.7% of GLA) having investment grade credit ratings – Port Authority of New York and New Jersey (17.5% of GLA, rated NR/Aa2/NR by Fitch/Moody’s/S&P), New York University (2.5% of GLA, rated NR/Aa3/NR by Fitch/Moody’s/S&P), and Consolidated Edison (1.8% of GLA, rated BBB+/Baa1/A- by Fitch/Moody’s/S&P).

The Port Authority of New York and New Jersey (157,203 sq. ft., 17.5% of GLA, 20.1% of underwritten occupied base rent):  Established in 1921, the Port Authority of New York and New Jersey conceives, builds, operates, and maintains infrastructure critical to the New York/New Jersey region’s trade and transportation network.  Its area of jurisdiction is called the Port District, a region with a radius of approximately 25 miles of the Statue of Liberty.  The Port Authority of New York and New Jersey currently leases 157,203 sq. ft. of office space at 115 Broadway.  The original lease for 76,448 sq. ft. had a rent commencement date in December 2006 and was for an original term of three years and three months, expiring in March 2010.  The tenant took an additional 61,180 sq. ft. of space per an amendment dated November 2007, with a lease expiration date of July 2015.  In November 2010, Phoenix Construction assigned a 19,575 sq. ft. lease to the tenant with a lease expiration of March 2012.  In October 2011, the tenant extended the original lease for 76,448 sq. ft. through December 2016.   The Port Authority of New York and New Jersey is rated NR/Aa2/NR by Fitch/Moody’s/S&P.

Stern & Montana LLP (35,126 sq. ft., 3.9% of GLA, 3.4% of underwritten occupied base rent): Stern & Montana LLP is a law firm specializing in legal and advisory services designed to minimize the impact of fraud on the insurance industry.  Founded by attorneys Bob Stern and Richard Montana, the majority of the firm’s clients are insurance companies looking to investigate insurance fraud, initiate civil law suits to recover compensatory damages and prosecute health insurance fraud. Stern & Montana LLP operates in both New York and Florida.  The tenant occupies the entire 20th and 21st floor of the 115 Broadway building under a lease that commenced in 2003 and expires in July 2014.  The current rent ranges from $11.40 - $34.14 per sq. ft. and will expire at a range of $12.10 - $36.23 per sq. ft.

Buckley Broadcasting WOR LLC (22,152 sq. ft., 2.5% of GLA, 2.0% of underwritten occupied base rent): Buckley Broadcasting WOR LLC (“Buckley Broadcasting”) owns and operates 20 radio stations in New York, Connecticut and California. It operates as an independent syndicated programming provider network.  The company’s radio stations offer news/talk, oldies, classic hits, rhythmic, adult contemporary, adult standards, hip hop, country, and classic rock programs. Buckley Broadcasting was founded in 1956 and is based in Greenwich, Connecticut.  The tenant occupies the entire third floor of the 111 Broadway building under a lease which commenced in 2004 and expires in August 2019.  The current rent is $27.00 per sq. ft. and will increase to $29.00 per sq. ft. commencing in August 2014 and continuing until expiration.

New York University (22,152 sq. ft., 2.5% of GLA, 3.6% of underwritten occupied base rent exclusive of the additional average rent underwritten): New York University (“NYU”) is a private, nonprofit university based in New York City. With over 43,000 active students and 400,000 alumni, NYU is the largest private university in the country.  Founded in 1831, NYU is regularly ranked as one of the top academic institutions in the world. NYU occupies properties all over New York City with the majority being in the area surrounding Washington Square Park.  The subject property is occupied by the NYU Langone Trinity Centre, a medical center staffed with full-time members of NYU School of Medicine. Services range from Facial Plastic Surgery to Pulmonary Care.  The tenant occupies the entire second floor of the 111 Broadway building under a lease that commenced in 2007 and expires in November 2022. The current rent is $37.90 per sq. ft. and will expire at $58.45 per sq. ft. New York University is rated NR/Aa3/NR by Fitch/Moody’s/S&P.

Chamberlain Communications (21,893 sq. ft., 2.4% of GLA, 3.3% of underwritten occupied base rent): Chamberlain Communications LLC provides public relations services for pharmaceutical companies, medical specialty societies, and foundations in North America and Europe. It offers brand communications, issues and crisis management, media relations, content development, and grassroots programming services.  The company also creates positive agendas that drive understanding, optimism, and meaning for healthcare professionals. It serves brands and organizations involved in social issues, including mental health, cancer, cardiovascular health, and infectious diseases, as well as third-party organizations focusing on cause-related programming. The company was founded in 1993 and is based in New York City.  The tenant occupies the entire 19th floor of 111 Broadway under a lease that commenced in 2008 and expires in December 2017.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111-115 Broadway New York, NY 10006	Collateral Asset Summary Trinity Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$88,000,000 59.3% 1.31x 10.5%

The Market.    The Trinity Centre Property is situated in the Financial West subdistrict of Downtown Manhattan on Broadway between Pine Street and Cedar Street.  According to the appraisal, the Financial West District is the smallest office market in Downtown Manhattan and has traditionally been the beneficiary of overflow demand for office space in the Financial East and World Financial Districts.  The Trinity Centre Property is considered to be Class B, and as such, serves a relevant purpose as a lower cost provider of space at a competitive price point for smaller tenants, in addition to ancillary needs expected to arise from the tenancy that will move into new World Trade Center developments.

Statistics as of the second quarter of 2011 for Class B office space in the market and submarket are shown below.

Category	Downtown	Financial West
Existing Supply (Sq. Ft.)	28,191,580	3,962,787
Average Vacant	8.9%	18.7%
Average Rent Per Sq. Ft.	$34.94	$33.56
Source: Appraisal.

As shown above, the average occupancy for the Financial West submarket is lower than the overall Downtown market area.  The average Class B asking rental rate in the Financial West district was $33.56 per sq. ft. as of the second quarter of 2011, below the Downtown Class B average of $34.94 per sq. ft.  Overall the average asking rents for the submarket are in line with the Downtown market average.  According to the appraisal, the effect of new construction and new competition on the Trinity Centre Property is negligible, as reflected in the fact that very little new construction of Class B office buildings is currently underway in Downtown Manhattan.

The Trinity Centre Property appraisal notes 29 office buildings within the Financial West submarket, as well as the surrounding Insurance, Financial East and World Trade sub districts are considered to be competitive with the Trinity Centre Property.  The buildings that are competitive with the Trinity Centre Property contain a total net rentable area of 15,113,365 sq. ft. The average overall direct occupancy rate for these buildings is 86.7%, compared to 91.1% for Class B office buildings in the Downtown market as a whole. The minimum asking rent for the 29 buildings that are competitive with the Trinity Centre Property is $19.00 per sq. ft. and the maximum asking rent is $55.00 per sq. ft.

Of the 29 buildings presented, eight are considered directly competitive with the Trinity Centre Property in terms of building classification, asking rents, rentable office area, and current occupancy.  The average direct occupancy rate for these eight directly competitive buildings is 85.6% for direct space and 83.1% when including sublease space. This compares with an average direct occupancy rate of 86.7% for all of the buildings competitive with the Trinity Centre Property and 91.1% for Class B office buildings in the Downtown market as a whole.

Trinity Centre Property Recent Leases
Tenant	Sq. Ft.	Net Base Rent Per Sq. Ft.	Lease Term (Months)	Lease Start	Lease Expiration
Tishman Turner JV	5,102	$30.00	59	3/2011	1/2016
Liro Architects & Planners	3,554	$29.00	70	8/2011	5/2017
Eris Exchange LLC	3,043	$33.00	60	5/2011	5/2016
Triad Securities Corp.	5,108	$30.00	96	6/2011	5/2019
SLS Property LLC	2,167	$30.79	90	9/2011	2/2019
Virginia And Ambinder LLP	1,670	$32.31	54	4/2011	9/2015
Surplus Capital LLC	2,046	$34.00	63	5/2011	7/2016
Lymphoma Research Foundation	1,000	$32.00	75	5/2011	7/2017
NRC (NY) LLC	2,018	$36.02	72	7/2011	6/2017
Royal 1 WTC Management LLC	6,650	$34.00	60	8/2011	7/2016
SNL Financial LC	3,350	$33.00	80	4/2011	12/2017
Enlace New York Inc.	3,432	$32.00	63	3/2011	6/2016
W&W Steel LLC	2,684	$32.00	25	1/2011	1/2013
Total / Wtd. Avg.	41,824	$31.97	67
Source: Rent Roll dated August 1, 2011.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111-115 Broadway New York, NY 10006	Collateral Asset Summary Trinity Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$88,000,000 59.3% 1.31x 10.5%

The table below shows the vacancy rate and asking rents of the Trinity Centre Property in comparison to direct competitors in the Financial West submarket.

Summary of Comparable Office Properties(1)
Building	Year Built	Size	% Leased	Asking Rate (Net)	Class
Trinity Centre	1905/1907	900,744	84.5%	$35.00	B
50 Broadway	1927	270,000	94.6%	$32.00 - $35.00	B
61 Broadway	1916	548,155	81.0%	$33.00 - $40.00	B
65 Broadway	1917	300,000	76.7%	$31.00 - $34.00	B
100 Broadway	1922	304,538	72.4%	$37.00 - $38.00	B
60 Broad Street	1962	1,014,041	100.0%	N/A	B
75 Broad Street	1928	650,000	92.6%	$29.00 - $34.00	B
80 Broad Street	1931	352,000	55.1%	$29.00 - $36.00	B
44 Wall Street	1926	265,780	78.9%	$34.00 - $35.00	B
Total / Wtd. Avg.(2)		3,704,514	85.6%	$29.00 - $40.00
(1) (2)	Source: Appraisal. Total / Wtd. Avg. excludes the Trinity Centre Property.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	12/31/2010	T-12 7/31/2011	U/W	U/W Per Sq. Ft.
Base Rent(1)	$32,389,956	$32,910,817	$33,051,000	$28,511,557	$31.65
Value of Vacant Space / (concessions) (2)	(384,958)	(783,150)	(867,544)	5,232,495	5.81
Rent Steps(3)	0	0	0	586,104	0.65
Straight-Line Rent(4)	0	0	0	220,265	0.24
Gross Potential Rent	$32,004,998	$32,127,667	$32,183,456	$34,550,421	$38.36
Total Recoveries	3,380,587	3,547,372	3,558,183	3,622,531	4.02
Total Other Income	413,021	271,179	303,215	319,715	0.35
Less: Vacancy	(3,027,189)	(4,132,710)	(4,033,851)	(5,232,495)	(5.81)
Effective Gross Income	$32,771,417	$31,813,508	$32,011,003	$33,260,173	$36.93
Total Operating Expenses	16,358,067	16,314,148	16,303,924	16,402,910	18.21
Net Operating Income	$16,413,350	$15,499,360	$15,707,079	$16,857,263	$18.71
TI/LC	562,077	674,578	936,897	1,351,116	1.50
Capital Expenditures	0	0	0	225,186	0.25
Net Cash Flow	$15,851,273	$14,824,782	$14,770,182	$15,280,961	$16.96
(1) (2) (3) (4)
U/W Base Rent is based on the rent roll dated August 1, 2011.
U/W Vacancy is based on actual economic vacancy as of the rent roll dated August 1, 2011, and is equal to 15.1% of Gross Potential Rent.
U/W Rent Steps includes contractual rent increases through October 2012
U/W Straight-Line Rent was calculated as the amount by which average contractual rent for New York University (rated NR/Aa3/NR by Fitch/Moody’s/S&P) over the term of the Trinity Centre Loan exceeds the current base rent amount.

Property Management.     The Trinity Centre Property is managed by Capital Properties NY LLC, a borrower affiliate.

Lockbox / Cash Management.    The Trinity Centre Loan is structured with a hard lockbox and in place cash management.  All excess cash will be swept into a lender controlled account upon the occurrence of one of the following events: (i) an event of default by the borrower, (ii) the occurrence of certain bankruptcy events relating to the borrower, guarantor or property manager, or (iii) the DSCR falls below 1.05x. If an event of default exists under a mezzanine loan during a period when cash is not swept under the Trinity Centre Loan, excess cash shall be transferred to the mezzanine lender under the applicable mezzanine loan to be held and applied in accordance with the terms of the applicable mezzanine loan documents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111-115 Broadway New York, NY 10006	Collateral Asset Summary Trinity Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$88,000,000 59.3% 1.31x 10.5%

Initial Reserves.     At loan closing, the Borrower deposited (i) $1,091,331 into the tax reserve account, (ii) $2,000,000 into an upfront TI/LC reserve account in respect of tenant improvements and leasing commissions for space other than space currently leased to the Port Authority of New York and New Jersey, (iii) $2,000,000 into a Local Law 11 reserve account for certain repairs to the building façade including repointing and stone repairs as required under applicable law identified in the loan documents, (iv) $2,539,062 into a reserve account for certain outstanding rent abatements identified in the loan documents, over $1.7 million of which is due to abatements related to the Port Authority renewal, and (v) $70,153 into a required repairs reserve account.

Ongoing Reserves.    On a monthly basis, the Borrower is currently required to deposit reserves of (i) $363,777 into a tax reserve account, (ii) $29,017, or 1/12 of the portion of the annual premium of the Borrower’s blanket insurance policy that is allocable to the Trinity Centre Property, (iii) $18,766 into the capital expenditure/replacement reserve account, (iv) for the first two years of the Trinity Centre Loan term, 100% of all excess cash flow (not subject to an annual cap), (v) from and after the 24th monthly payment date and until such time as both the TI/LC reserve and the Port Authority rollover reserve cap amounts identified in the following sentence have been met, 100% of all excess cash flow until an annual amount of $1,500,000 has been deposited, and for the balance of such annual period 75% of all excess cash flow, and (vi) $112,115 into a TI/LC reserve account after such time at which both the TI/LC reserve and the Port Authority rollover reserve cap amounts identified in the following sentence have been met.  The excess cash flow identified in (iv) and (v) above is required to be deposited (A) first into the TI/LC reserve account until an aggregate amount of $5,700,000 has been deposited into such account, then (B) into the Port Authority rollover account until an aggregate amount of $10,300,000 has been deposited into such reserve account.

Current Mezzanine or Subordinate Indebtedness.      In conjunction with the Trinity Centre Loan Combination, CreXus S Holdings LLC provided an $18,000,000 senior mezzanine loan, and Brickman Trinity Center, LLC provided a $7,000,000 junior mezzanine loan. The Trinity Centre Loan Combination and each mezzanine loan were funded separately.  The senior mezzanine loan requires payments of interest only at a rate of 11.1500% and the junior mezzanine loan requires payments of interest only at a rate of 13.5000%.  Both the senior mezzanine loan and the junior mezzanine loan are co-terminus with the Trinity Centre Loan.

Future Mezzanine or Subordinate Indebtedness Permitted.     None permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111-115 Broadway New York, NY 10006	Collateral Asset Summary Trinity Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$88,000,000 59.3% 1.31x 10.5%

Trinity Centre
111-115 Broadway
New York, NY 10006
Manhattan
Hudson River
East River
Brooklyn
Tribeca
Little Italy
Chinatown
Battery Park City
Financial District
FDR Drive
Brooklyn Bridge
78
478
278
9A

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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2001 South Road Poughkeepsie, NY 12601	Collateral Asset Summary Poughkeepsie Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,872,577 65.1% 1.28x 10.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2001 South Road Poughkeepsie, NY 12601	Collateral Asset Summary Poughkeepsie Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,872,577 65.1% 1.28x 10.2%

Mortgage Loan Information(1)			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Regional Mall
Sponsor:	Poughkeepsie Galleria Company		Collateral:	Fee Simple
Borrower:	Poughkeepsie Galleria LLC		Location:	Poughkeepsie, NY
Original Balance:	$85,250,000		Year Built / Renovated:	1987 / NAP
Cut-off Date Balance:	$84,872,577		Total Sq. Ft.:	691,325
% by Initial UPB:	6.7%		Property Management:	Pyramid Management Group, LLC
Interest Rate:	6.6115%		Underwritten NOI:	$15,761,531
Payment Date:	6th of each month		Underwritten NCF:	$15,029,670
First Payment Date:	December 6, 2011		Appraised Value:	$237,000,000
Maturity Date:	November 6, 2021		Appraisal Date:	October 17, 2011
Amortization(2):	360 months		Historical NOI
Additional Debt(1)(3):	$69,441,199 pari passu Note A-1;		Most Recent NOI:	$14,310,443 (December 31, 2011)
	$20,907,028 Mezzanine Loan		2nd Most Recent NOI:	$15,023,161 (December 31, 2010)
Call Protection(4):	L(30), D(86), O(4)		3rd Most Recent NOI:	$15,315,920 (December 31, 2009)
Lockbox / Cash Management:	Hard / In Place		Historical Occupancy(8)
			Most Recent Occupancy:	92.6% (December 31, 2011)
Reserves(5)			2nd Most Recent Occupancy:	93.7% (December 31, 2010)
	Initial	Monthly	3rd Most Recent Occupancy:	94.1% (December 31, 2009)
Taxes:	$1,281,975	$320,494	4th Most Recent Occupancy:	94.7% (December 31, 2008)
Insurance:	$51,439	$17,146	5th Most Recent Occupancy:	NAV
Replacement:	$0	$11,522	Historical Annual Rent Per Sq. Ft.(9)
TI/LC:	$2,000,000	Springing	Most Recent Rent Per Sq. Ft.:	$25.17 (T-12 August 31, 2011)
JCPenney Rollover:	$0	Springing	2nd Most Recent Rent Per Sq. Ft.:	$26.61 (December 31, 2010)
			3rd Most Recent Rent Per Sq. Ft.:	$25.10 (December 31, 2009)
Financial Information			4th Most Recent Rent Per Sq. Ft.:	$24.78 (December 31, 2008)
	Mortgage Loan(6)	Total Debt(7)	(1)
The Poughkeepsie Galleria Loan is part of the Poughkeepsie Galleria Loan Combination, totaling $155.0 million, which was bifurcated into two pari passu loan components (Notes A-1 and A-2). The Poughkeepsie Galleria Loan, but not the related pari passu Note A-1, will be contributed to the UBS 2012-C1 Trust.  The related pari passu Note A-1 was previously contributed to the UBSC 2011-C1 Trust.

Cut-off Date Balance / Sq. Ft.:	$223	$253
Balloon Balance / Sq. Ft.:	$196	$223
Cut-off Date LTV:	65.1%	73.9%
Balloon LTV:	57.3%	65.1%
Underwritten NOI DSCR:	1.34x	1.10x
Underwritten NCF DSCR:	1.28x	1.05x	(2) (3) (4)
For total debt of $176.0 million. Principal is split pro rata between the pari passu A-1 note, the pari passu A-2 note and the mezzanine loan described herein.
See “Current Mezzanine or Subordinate Indebtedness” herein.
Defeasance is permitted on the date that is two years after the closing date for the UBS 2012-C1 securitization.

Underwritten NOI Debt Yield:	10.2%	9.0%
Underwritten NCF Debt Yield:	9.7%	8.6%

(5)	See “Initial Reserves” and “Ongoing Reserves” herein.
(6)
Throughout this free writing prospectus, unless otherwise stated, the numerical and statistical information related to the loan-to-value ratios, debt yields, and balances per sq. ft. includes the pari passu A-2 note (which note is included in the Trust) and the pari passu companion A-1 note (which note is not included in the Trust). For purposes of calculating debt service coverage ratios, the annual debt service is based on the aggregate principal and interest payments due during the first 12 months after the cut-off date on the pari passu A-2 note (which note is included in the Trust) and the pari passu companion A-1 note (which note is not included in the Trust).

(7)
Total Debt includes the mezzanine loan described under “Current Mezzanine or Subordinate Indebtedness” herein. The mezzanine loan has an interest rate of 11.2500% and is coterminous with the Poughkeepsie Galleria Loan.

(8)	Historical Occupancy shown in the table above is based on historical operating statements and occupancy percentages provided by the Borrower, inclusive of anchor-owned space.
(9)
Historical Annual Rent Per Sq. Ft. shown in the table above is based on historical operating statements and occupancy percentages provided by the Borrower for leasable area that is collateral for the Poughkeepsie Galleria Loan Combination.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2001 South Road Poughkeepsie, NY 12601	Collateral Asset Summary Poughkeepsie Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,872,577 65.1% 1.28x 10.2%

Anchor and Major Tenant Summary
Non-Collateral Anchor Tenants	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Sq. Ft.(2)	U/W Annual Base Rent Per Sq. Ft.(3)	% of Owned U/W Base Rent(3)(4)	Lease Expiration	12/31/2011 Total Sales (000s)	Sales Per Sq. Ft.(5)	Occupancy Cost (% of Sales)(5)(6)
Macy’s	BBB-/Baa3/BBB-	161,789	13.4%	NAP	NAP	NAP	$45,900	$284	NAP
Sears	CCC/B3/CCC+	144,944	12.0%	NAP	NAP	NAP	$27,000	$186	NAP
Target	A-/A2/A+	126,000	10.4%	NAP	NAP	NAP	$41,000	$325	NAP
Best Buy	BBB-/Baa2/BBB-	50,870	4.2%	NAP	NAP	NAP	$45,000	$885	NAP
Old Navy	NR/NR/NR	19,996	1.7%	NAP	NAP	NAP	$4,771	$239	NAP
H&M(7)(8)(9)	NR/NR/NR	11,133	0.9%	NAP	NAP	NAP	$2,262	$203	NAP
Subtotal		514,732	42.7%				$165,933	$322

Anchor Tenants
JCPenney(10)	BB+/NR/BB	179,953	14.9%	$4.12	5.2%	8/31/2017	$23,608	$131	5.3%
Dick’s Sporting Goods(11)(12)	NR/NR/NR	53,775	4.5%	$6.50	2.4%	2/28/2018	$13,884	$258	5.4%
Subtotal		233,728	19.4%	$4.67	7.6%		$37,493	$160	5.3%

Movie Theater
Regal-Galleria 16(13)(14)(15)	B+/B1/B+	70,703	5.9%	$15.92	7.8%	12/31/2025	$7,845	$111	20.6%

Major In-Line Tenants
DSW Shoe Warehouse(16)	NR/NR/NR	25,564	2.1%	$13.19	2.3%	9/30/2014	$4,909	$192	12.6%
Finish Line	NR/NR/NR	15,001	1.2%	$25.03	2.6%	1/31/2012	$4,761	$317	11.1%
Forever 21	NR/NR/NR	12,000	1.0%	$28.30	2.4%	1/31/2018	$3,910	$326	17.4%
Subtotal		52,565	4.4%	$19.33	7.3%		$13,580	$258	13.4%

Other(17)	Various	245,260	20.3%	$42.19	77.2%	Various		$338	18.7%
Vacant	NAP	89,069	7.4%	NAP	NAP	NAP		NAP	NAP
Total/Wtd. Avg.(18)		1,206,057	100.0%	$23.83	100.0%			NAP	NAP
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	% of Sq. Ft. is based on total mall sq. ft. of 1,206,057, inclusive of non-owned anchor tenants.
(3)
U/W Annual Base Rent Per Sq. Ft. and % of Owned U/W Base Rent include contractual rent steps through September 30, 2012 as well as percentage in lieu rent that was calculated based on 12/31/2011 sales.

(4)	% of Owned U/W Base Rent is based on total occupied underwritten base rent and excludes any gross up of vacant space.
(5)	Sales Per Sq. Ft. and Occupancy Cost (% of Sales) are based on 12/31/2011 total sales figures.
(6)
Occupancy Cost (% of Sales) is calculated as the sum of (i) underwritten base rent, inclusive of percentage in lieu rent that was calculated based on T-12 12/31/2011 total sales and contractual rent steps through September 30, 2012 and (ii) the tenant-by-tenant expense recoveries per the rent roll dated December 31, 2011 but excluding tenant energy costs, all divided by the 12/31/2011 Total Sales.

(7)	Of H&M’s total occupied sq. ft. of 20,101, only 8,968 sq. ft. serves as collateral for the Poughkeepsie Galleria Mall Loan.
(8)
H&M has the right to terminate its lease if (i) sales do not exceed $250 per sq. ft. during the period from the 37th through the 48th months of the lease term, (ii) after the fourth year of the lease term, for a period of more than one year either (a) less than 80% of the non-anchor tenants’ gross leasable area at the shopping center is open for business or (b) fewer than 4 anchor stores comprising at least 50,000 square feet each (excluding Macy’s) are open for business, or (iii) after the fifth year of the term, if Macy’s is not operating for a period of 12 months and the tenant’s gross receipts decline by 5% or more.

(9)	H&M has two, five-year extension options with respect to the 8,968 collateral sq. ft.
(10)	JCPenney has five, five-year extension options.
(11)
Dick’s Sporting Goods has the right to go dark at any time upon notice to the Borrower, in which event the Borrower will have the right to recapture the premises demised under the Dick’s Sporting Goods lease.

(12)	Provided certain conditions are satisfied. Dick’s Sporting Goods has three, five-year extension options.
(13)
Regal-Galleria 16 has the right to terminate its lease and receive a partial reimbursement of the cost of its initial tenant improvements if at least 70% of the shopping center is not open for business for a period of more than 12 months during any 24 month period.

(14)	Regal-Galleria 16’s 12/31/2011 sales equate to $490,290 on a per-screen basis.
(15)	Regal-Galleria 16 has three, five-year extension options.
(16)
If DSW Shoe Warehouse’s sales did not exceed a specified threshold during the period from March 1, 2011 through February 28, 2012, either the tenant or the Borrower will have the right to terminate the lease within 120 days following February 28, 2012.

(17)
Other Sales Per Sq. Ft. and Occupancy Cost (% of Sales) include only tenants less than or equal to 10,000 sq. ft. that reported both 2011 sales and 2010 sales (excluding kiosks, ATM tenants, and other non-mall-shop tenants).

(18)	Weighted Average U/W Annual Base Rent Per Sq. Ft. is based on total occupied collateral sq. ft. of 602,256.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2001 South Road Poughkeepsie, NY 12601	Collateral Asset Summary Poughkeepsie Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,872,577 65.1% 1.28x 10.2%

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(1) (2)	% U/W Base Rent Rolling(1) (2)	Cumulative % of U/W Base Rent(1) (2)
MTM	1	1	0.0%	1	0.0%	$42,217	0.3%	0.3%
2012	12	36,337	5.3	36,338	5.3%	47.17	11.9	12.2%
2013	13	25,232	3.6	61,570	8.9%	59.10	10.4	22.6%
2014	12	50,367	7.3	111,937	16.2%	26.36	9.3	31.9%
2015	12	38,875	5.6	150,812	21.8%	42.58	11.5	43.4%
2016	8	11,541	1.7	162,353	23.5%	61.81	5.0	48.4%
2017	6	190,911	27.6	353,264	51.1%	7.22	9.6	58.0%
2018	11	99,861	14.4	453,125	65.5%	20.59	14.3	72.3%
2019	7	20,311	2.9	473,436	68.5%	44.00	6.2	78.6%
2020	4	11,247	1.6	484,683	70.1%	34.58	2.7	81.3%
2021	5	12,631	1.8	497,314	71.9%	35.58	3.1	84.4%
Thereafter	12	104,942	15.2	602,256	87.1%	21.33	15.6	100.0%
Vacant	NAP	89,069	12.9	691,325	100.0%	NAP	NAP
Total / Wtd. Avg.	103	691,325	100.0%			$23.83	100.0%
(1)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through June 30, 2012 and percentage in lieu rent that was calculated based on T-12 8/31/2011 sales.

(2)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft., and exclude any gross up of vacant space.

The Loan. The Poughkeepsie Galleria loan combination (the “Poughkeepsie Galleria Loan Combination”) is a $155.0 million ($224 per collateral sq. ft.), fixed rate loan secured by the Borrower’s fee simple interest in 691,325 sq. ft. (the “Poughkeepsie Galleria Collateral”) of a 1,206,057 sq ft. regional mall located at 2001 South Road, Poughkeepsie, New York (the “Poughkeepsie Galleria Property”). The Poughkeepsie Galleria Collateral includes all mall shops, JCPenney, Regal-Galleria 16, Dick’s Sporting Goods and reciprocal easement agreements with each of the non-collateral tenants. Tenants at the Poughkeepsie Galleria Property that are not included in the Poughkeepsie Galleria Collateral are anchors Macy’s, Sears, Target, and Best Buy and major tenants Old Navy and a portion of the H&M space. The $155.0 million first mortgage loan has a 10-year term.  The Poughkeepsie Galleria Loan Combination accrues interest at a fixed rate equal to 6.6115%. The Poughkeepsie Galleria Loan Combination was bifurcated into two pari passu loan components (Note A-1 in the original amount of $69.75 million and Note A-2 in the original amount of $85.25 million).  The Poughkeepsie Galleria Note A-2 (the “Poughkeepsie Galleria Loan”), but not the related pari passu Note A-1, will be contributed to the UBS 2012-C1 Trust.  The total debt of $176.0 million, inclusive of the Poughkeepsie Galleria Loan Combination and the $21.0 million mezzanine loan described herein, amortizes on a 30-year schedule. Principal is then split pro rata between the pari passu Note A-1, the pari passu Note A-2 and the mezzanine loan described herein.  Loan proceeds, along with a mezzanine loan in the original amount of $21.0 million (see “Current Mezzanine or Subordinate Indebtedness” herein) and an additional equity contribution from the borrower of approximately $1.3 million, were used to retire existing debt of approximately $173.4 million, pay closing costs and fees of approximately $1.9 million, and fund upfront reserves of approximately $3.3 million. Based on the appraised value of $237.0 million as of October 17, 2011, the cut-off date LTV for the Poughkeepsie Galleria Loan Combination is 65.1%.  The Poughkeepsie Galleria Note A-1 was previously contributed to the UBSC 2011-C1 trust.  The most recent prior financing of the Poughkeepsie Galleria Property was included in the COMM 2007-FL14 securitization.

The Borrower / Sponsor. The borrower, Poughkeepsie Galleria LLC (the “Borrower”), is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The Borrower is an affiliate of the Pyramid Companies (‘‘Pyramid’’) formed in 1970 by Robert J. Congel. Pyramid, based in Syracuse, NY, refers not to a specific company but rather a group of affiliated partnerships involved in shopping center construction and management.  Pyramid developed and owns 13 shopping centers in New York and 4 shopping centers in Massachusetts, totaling more than 17.2 million sq. ft.  Pyramid has more than 5.4 million sq. ft. of expansion under development; currently, the portfolio generates approximately $4 billion in annual sales. The Pyramid Companies are functionally organized into three critical areas: development, leasing and management. The majority of Pyramid-owned properties, including the Poughkeepsie Galleria Property, are managed by an affiliate, Pyramid Management Group, LLC.

The non-recourse carveout guarantor for the Poughkeepsie Galleria Loan is Poughkeepsie Galleria Company (the “Sponsor”), a New York general partnership. The Sponsor is collectively owned by Moselle Associates (75.0% total ownership interest), Bruce A. Kenan Living Trust (10.8% total ownership interest), Quarry Enterprises, LLC (3.2% total ownership interest), Bruce A. Kenan (5.3% total

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2001 South Road Poughkeepsie, NY 12601	Collateral Asset Summary Poughkeepsie Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,872,577 65.1% 1.28x 10.2%

ownership interest), Three J’s Family Trust (5.2% total ownership interest) and Robert J. Congel (0.5% total ownership interest). Moselle Associates, the Sponsor’s majority stakeholder, is itself owned by Robert J. Congel and related family trusts.

The Property. The Poughkeepsie Galleria Property consists of an enclosed, two-level regional mall located in Poughkeepsie, New York, approximately 70 miles north of New York City.  The Poughkeepsie Galleria Property is nearly twice the size of the next largest retail center in Dutchess County and represents the area’s dominant shopping mall, attracting visitors from across the Hudson and east into Connecticut. Anchors at the Poughkeepsie Galleria Property include Sears, Macy’s, Target, and Best Buy (none of which are included in the Poughkeepsie Galleria Collateral) as well as JCPenney, Regal-Galleria 16 and Dick’s Sporting Goods (all included in Poughkeepsie Galleria Collateral). Major tenants include Old Navy (which is not included in the Poughkeepsie Galleria Collateral) and H&M (of which only 8,968 sq. ft. of the space occupied by H&M is included in the Poughkeepsie Galleria Collateral) as well as DSW Shoe Warehouse, Forever 21 and Finish Line (all included in the Poughkeepsie Galleria Collateral).  An adjacent Lowe’s Hardware also shadow anchors the Poughkeepsie Galleria Property. The Poughkeepsie Galleria Collateral was 87.7% occupied as of the rent roll dated October 1, 2011 and the Poughkeepsie Galleria Property was 92.9% occupied as of the same date.  The Poughkeepsie Galleria Collateral has exhibited strong historical occupancy over the past four years.

The Poughkeepsie Galleria Property originally opened in 1987 and underwent expansions in 1998, 2004, and 2007. The Poughkeepsie Galleria Property has benefited from consistent capital expenditures totaling approximately $7 million from 2008 to 2010, averaging $2.3 million per year. The 2011 capital expenditure budget is $1.2 million. The Borrower reports a total cost basis of $101 million before accumulated depreciation, and $38.7 million after depreciation. The Borrower’s five year budget (2011-2015) has allocated $9.3 million for capital expenditures.

The Poughkeepsie Galleria Property is located on US Route 9, which is the longest north-south highway in New York, and is situated just north of I-84. North-south access is also available from I-87 to the west of the Poughkeepsie Galleria Property. The Poughkeepsie Galleria Property enjoys significant demand generated by the large local student population from multiple colleges in the area.  Aggregate average daily traffic by the Poughkeepsie Galleria Property is approximately 65,000 cars. The Poughkeepsie Galleria Property’s trade area reportedly includes approximately 550,000 people (within a 20 mile radius as of 2010).  The Poughkeepsie Galleria Property benefits from favorable surrounding demographics, as evidenced by the presence of multiple institutions of higher education and above average household income levels.
The chart below details the Poughkeepsie Galleria Property’s tenancy by general type.

Poughkeepsie Galleria Tenant Type Summary
Tenant Type	Total Sq. Ft.	% of Owned Sq. Ft.	U/W Annual Base Rent Per Sq. Ft.(1)	% of Total U/W Base Rent(1)(2)	Average Remaining Lease Term (Yrs)	12/31/2011 Sales Per Sq. Ft.	Occupancy Cost %(3)
Anchor Tenants (non-collateral)	514,732	NAP	NAP	NAP	NAP	$322	NAP

Anchor Tenants	233,728	33.8%	$4.67	7.6%	5.2	$160	5.3%
Movie Theater	70,703	10.2	15.92	7.8	13.3	$111	20.6%
Major In-Line	52,565	7.6	20.02	7.3	2.4	$258	13.4%
ATM	30	0.0	2,994.75	0.6	1.6	NAP	NAP
In-Line / Food Court – Comp	222,113	32.1	42.59	65.9	4.0	$363	17.5%
In-Line / Food Court – Non-comp	21,999	3.2	38.09	5.8	8.4	$92	NAP
Kiosk / Other	1,114	0.2	505.21	3.9	1.0	$1,718	30.7%
Telecom	4	0.0	32,507.09	0.9	2.4	NAP	NAP
Vacant	89,069	12.9	NAP	NAP	NAP	NAP	NAP
Total / Wtd. Avg.(4)(5)	691,325	100.0%	$23.83	100.0%
(1)	U/W Annual Base Rent Per Sq. Ft. and % of Total U/W Base Rent include contractual rent steps through September 30, 2012 and percentage in lieu rent that was calculated based on 12/31/2011 sales.
(2)	% of Total U/W Base Rent is based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes any gross up of vacant space.
(3)
Occupancy Cost (% of Sales) is calculated as the sum of (i) underwritten base rent, inclusive of percentage in lieu rent that was calculated based on 12/31/2011 Total Sales and contractual rent steps through September 30, 2012 and (ii) the tenant-by-tenant expense recoveries per the rent roll dated December 31, 2011 but excluding tenant energy costs, all divided by the 12/31/2011 Total Sales.

(4) (5)
Total U/W Annual Base Rent Per Sq. Ft. is based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes any gross up of vacant space.
Total Sq. Ft. excludes non-collateral tenants.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2001 South Road Poughkeepsie, NY 12601	Collateral Asset Summary Poughkeepsie Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,872,577 65.1% 1.28x 10.2%

The Market.  The Poughkeepsie Galleria Property is located on the west side of South Road (US Route 9) at the intersection of Old Post Road in the southern end of the City of Poughkeepsie, Dutchess County, New York.  The Poughkeepsie Galleria Property is considered a suburban location and is located approximately 70 miles north of New York City.  The nearest cities include: Wappinger’s Falls located two miles to the south, Fishkill located six miles to the north, and Hopewell Junction located 6.5 miles to the southeast.  Downtown Poughkeepsie is approximately five miles north of the Poughkeepsie Galleria Property.  Primary access to the Poughkeepsie Galleria Property is via US Route 9, which is the primary north/south thoroughfare and intersects with Interstate 84 six miles south of the Poughkeepsie Galleria Property.  Interstate 84 provides regional access to the east and west, while the Taconic Parkway, located seven miles east of the Poughkeepsie Galleria Property, provides regional access to the north and south.  Aggregate daily traffic counts by the Poughkeepsie Galleria Property are approximately 65,000 vehicles per day.
The area surrounding the Poughkeepsie Galleria Property consists of retail and service-oriented establishments along South Road / US Route 9, the primary north/south directed thoroughfare, and single family residential along the side streets.  The Shoppes At South Hills is a K-Mart anchored shopping center adjacent south of the Poughkeepsie Galleria Property on Route 9.  Other tenants at the center include Bob’s Discount Furniture, Burlington Coat Factory, Christmas Tree Shops, Hobby Lobby, and Shop Rite.

The Poughkeepsie Galleria Property is located in the Poughkeepsie-Newburgh-Middletown Metropolitan Statistical Area (the “Poughkeepsie MSA”) with a 2010 estimated population of approximately 678,000 residents.  Between 2000 and 2010, the Poughkeepsie MSA population expanded annually by 0.88%, compared to 0.30% for the entire state over the same period.  Population growth in the Poughkeepsie MSA is projected to be 0.58% annually through 2015. The Poughkeepsie Galleria Property’s trade area within a 10-, 15- and 20-mile radius also experienced positive annual population growth over the past decade at 0.46%, 0.56% and 0.58%, respectively.  Through 2015, the population within a 10-, 15- and 20-mile radius is expected to continue to grow modestly at 0.22%, 0.33% and 0.35% annually, respectively.

Average household income for 2010 in the 10 and 15 mile radii equaled $82,871 and $82,691, respectively, above the State of New York average of $79,157. From 2000 to 2010, average household income in the aforementioned radii increased annually 2.86% and 2.81%, respectively. Looking forward, this growth rate is forecasted to continue. Claritas predicts annual growth rates of 2.16% (10 mile radius) and 2.13% (15 mile radius) from 2010 to 2015. During this same time period, average household income for the United States as a whole is forecasted to grow annually at 1.74%. It should be noted that in the Poughkeepsie Galleria Property’s 10-mile radius, approximately 29% of the population has an average household income of $100,000 or greater.

Overall, there is minimal competition to the Poughkeepsie Galleria Property given the quality of the tenancy and distance to truly competitive retailers.  Further, there are no other regional malls or competitive retail centers of a similar size or tenant mix located within the primary trade area of 10 miles.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2001 South Road Poughkeepsie, NY 12601	Collateral Asset Summary Poughkeepsie Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,872,577 65.1% 1.28x 10.2%

The chart below details the Poughkeepsie Galleria Property’s competitive set.

Competitive Property Summary(1)
Property	Owner	Built / Renovated	Total GLA	Anchor Tenants	Occupancy %(2)	Proximity (miles)
Poughkeepsie Galleria Property	Poughkeepsie Galleria LLC	1987/NAP	1,206,057	JCPenney, Macy’s, Sears, Target	93%	Subject
The Shoppes at South Hills	Vornado Realty Trust	1977 / 2008	531,025	Ashley Furniture, Bob’s Discount Furniture, Burlington Coat Factory, Christmas Tree Shop, Hobby Lobby, Kmart, Pet Goods, ShopRite	75%	Adjacent
Hudson Valley Mall	CBL	1981/1996/ 2000	765,522	Best Buy, Cinema, Dick’s Sporting Goods, JCPenney Macy’s, Sears, Target	79%	30.0

Galleria at Crystal Run	Pyramid	1992/1994	1,093,689	Cinema, Dick’s Sporting Goods DSW Shoe, FYE, H&M, JCPenney, Macy’s, Sears, Target	81%	45.0

Danbury Fair Mall	Macerich	1986/1991/ 2007	1,287,786	JCPenney, Lord & Taylor, Macy’s, Sears	96%	41.0

Palisades Center	Pyramid	1998	2,217,322	Bed, Bath & Beyond, Best Buy, BJ’s, Burlington Coat Factory, Cinema, Home Depot, JCPenney, Lord & Taylor, Macy’s Sports Authority, Target	89%	60.0
(1)	Source: Appraisal
(2)	Based on total mall GLA including any non-owned anchors.

The Poughkeepsie Galleria Property is an enclosed center serving the Poughkeepsie market and has been the catalyst for significant retail development along Route 9. In terms of regional mall competition, the Poughkeepsie Galleria Property is surrounded by several dominant regional malls including Palisades Center, Hudson Valley Mall, Danbury Fair Mall and Galleria at Crystal Run. However, each of these centers is located at least 30 miles from the Poughkeepsie Galleria Property and serves distinctly different trade areas. There are also several smaller regional malls in the area including Newburgh Mall and Jefferson Valley Mall; however, these centers do not have the critical mass to effectively compete with the Poughkeepsie Galleria Property. The Shoppes at South Hills is a power center with a tenant mix that compliments the tenants at the Poughkeepsie Galleria Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2001 South Road Poughkeepsie, NY 12601	Collateral Asset Summary Poughkeepsie Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,872,577 65.1% 1.28x 10.2%

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	12/31/2010	12/31/2011	U/W	U/W Per Sq. Ft.(1)
Base Rent(2)	$13,799,754	$13,942,941	$13,291,647	$14,349,746	$20.76
Gross Potential Rent	$13,799,754	$13,942,941	$13,291,647	$14,349,746	$20.76
Total Recoveries	8,837,943	8,742,031	8,821,245	8,866,548	12.83
Total Other Income(3)	2,050,192	2,121,056	2,070,158	1,958,152	2.83
Effective Gross Income	$24,687,889	$24,806,027	$24,183049	$25,174,446	$36.41
Total Operating Expenses	9,371,969	9,782,866	9,872,607	9,412,916	13.62
Net Operating Income	$15,315,920	$15,023,161	$14,310,443	$15,761,531	$22.80
TI/LC	0	0	0	593,596	0.86
Capital Expenditures	0	0	0	138,265	0.20
Net Cash Flow	$15,315,920	$15,023,161	$14,310,443	$15,029,670	$21.74
(1)	U/W Per Sq. Ft. based on collateral square footage of 691,325.
(2)	Historical Base Rent includes Rent Concessions. Underwritten Base Rent includes $223,144 of rent steps.
(3)	Total Other Income includes percentage rent, specialty leasing, other rental income and other non-rental income.

Anchor Tenants Historical Sales Per Sq. Ft.(1)
Tenant	2009	2010	2011
JCPenney	$122	$121	$131
Dick’s Sporting Goods	$262	$269	$258
Regal-Galleria 16(2)	$117	$116	$111
(1)	Historical Sales Per Sq. Ft. shown in the table above is based on historical operating statements provided by the Borrower.
(2)	Historical Sales for Regal-Galleria 16 equate to $515,590 per screen, $513,688 per screen, and $490,290 per screen in 2009, 2010, and the 12/31/2011, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2001 South Road Poughkeepsie, NY 12601	Collateral Asset Summary Poughkeepsie Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,872,577 65.1% 1.28x 10.2%

Property Management. The Poughkeepsie Galleria Collateral is managed by Pyramid Management Group, LLC, an affiliate of the Borrower.

Lockbox / Cash Management. The Poughkeepsie Galleria Loan is structured with a hard lockbox and in place cash management.  All excess cash will be swept into a lender controlled account upon the occurrence of one of the following events: (i) an event of default by the Borrower, (ii) the occurrence of certain bankruptcy events relating to the Borrower, Sponsor or property manager, (iii) the DSCR falls below 1.05x, or (iv) the funds on deposit in the TI/LC reserve are less than a specified cap, which initially is $2,000,000 and is subject to reduction on or after the monthly payment date in March 2018 to $1,000,000 upon the occurrence of certain conditions identified in the loan documents, including the re-leasing of the JCPenney space. If an event of default exists under the mezzanine loan during a period when cash is not swept under the Poughkeepsie Galleria Loan, excess cash shall be transferred to the mezzanine lender to be held and applied in accordance with the terms of the mezzanine loan documents.

Initial Reserves. At loan closing, the borrower deposited (i) $1,281,975 into the tax reserve account, (ii) $51,439 into the insurance reserve account, and (iii) $2,000,000 into the TI/LC reserve account.

Ongoing Reserves. On a monthly basis, the borrower is currently required to deposit reserves of (i) $320,494 into a tax reserve account, (ii) $17,146 into an insurance reserve account, and (iii) $11,522 into the capital expenditure/replacement reserve account.
In the event that the funds on deposit in the TI/LC reserve are less than a specified cap (initially $2,000,000, which is subject to reduction on or after the monthly payment date in March 2018 to $1,000,000 upon the occurrence of certain conditions identified in the loan documents, including the re-leasing of the JCPenney space), the Borrower will be required to deposit 100% of all excess cash flow into the TI/LC reserve until the specified cap has been met.
In the event JCPenney elects not to renew its lease, “goes dark” or vacates a material portion of its premises, the Borrower will be required to deposit 100% of excess cash flow into a reserve account relating to the JCPenney lease until the occurrence of certain conditions identified in the loan documents relating to the re-leasing of the JCPenney space.

Current Mezzanine or Subordinate Indebtedness. In conjunction with the Poughkeepsie Galleria Loan Combination, there is a mezzanine loan in the original amount of $21.0 million secured by a pledge of the equity interests in the Borrower. The Poughkeepsie Galleria Loan Combination and the mezzanine loan were funded separately.  The mezzanine loan accrues interest at a rate of 11.2500%, amortizes based on its pro-rata share of the principal from the aggregate debt service payment on the total debt, inclusive of the Poughkeepsie Galleria Loan Combination and the mezzanine loan, and is co-terminus with the Poughkeepsie Galleria Loan.

Future Mezzanine or Subordinate Indebtedness Permitted. None permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2001 South Road Poughkeepsie, NY 12601	Collateral Asset Summary Poughkeepsie Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,872,577 65.1% 1.28x 10.2%

* Macy’s, Sears, Target, and Best Buy are not part of the collateral for the Poughkeepsie Galleria Mortgage Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2001 South Road Poughkeepsie, NY 12601	Collateral Asset Summary Poughkeepsie Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,872,577 65.1% 1.28x 10.2%

* Macy’s, Sears, Target, and Best Buy are not part of the collateral for the Poughkeepsie Galleria Mortgage Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2001 South Road Poughkeepsie, NY 12601	Collateral Asset Summary Poughkeepsie Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$84,872,577 65.1% 1.28x 10.2%

Poughkeepsie Galleria
2001 South Road
Poughkeepsie, NY 12601
Albany
NEW YORK
MASSACHUSETTS
Pittsfield
Northampton
Holyoke
Springfield
Hudson
Kingston
Torrington
Hartford
CONNECTICUT
Poughkeepsie
Waterbury
Newburgh
Beacon
Middletown
New Haven
Peekskill
PA
NEW JERSEY
Bridgeport
Stamford
Yonkers
Paterson
Newark
New York City
Haviland
Pleasant Valley
Highland
Fairview
Poughkeepsie
Arlington
Hudson River
Milton
Red Oaks Mill
Spackenkill
Crown Heights
ULSTER COUNTY
DUTCHESS COUNTY
Dutchess County Airport
Plattekill
Marlboro
Myers Corner
Hillside Lake
Wappingers Falls
Hopewell Junction
Orange Lake
ORANGE COUNTY
Brinckerhoff
Fishkill
Gardnertown
Balmville
Newburgh-Beacon Bridge
Newburgh
Beacon
Stewart International Airport
New Windsor
PUTNAM COUNTY
Hudson Highlands State Park
Clarence Fahnestock Memorial State Park
Vassar College
South Hills Mall

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

225 Trumbull Street Hartford, CT 06103	Collateral Asset Summary Hartford 21	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 69.4% 1.29x 9.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

225 Trumbull Street Hartford, CT 06103	Collateral Asset Summary Hartford 21	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 69.4% 1.29x 9.1%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type(2):	Multifamily - Conventional
Sponsor:	Northland Investment Corporation		Collateral:	Leasehold
Borrower:	Northland Tower Block, LLC;		Location:	Hartford, CT
	Northland Trumbull Block, LLC		Year Built / Renovated:	2006 / NAP
Original Balance:	$75,000,000		Total Units(2):	262
Cut-off Date Balance:	$75,000,000		Property Management:	Northland Investment Corporation
% by Initial UPB:	5.6%		Underwritten NOI:	$6,793,018
Interest Rate:	5.4490%		Underwritten NCF:	$6,531,115
Payment Date:	6th of each month		Appraised Value:	$108,000,000
First Payment Date:	May 6, 2012		Appraisal Date:	February 28, 2012
Maturity Date:	April 6, 2022
Amortization:	Interest only for 24 months;		Historical NOI
	360 months thereafter		Most Recent NOI:	$6,252,543 (December 31, 2011)
Additional Debt:	None		2nd Most Recent NOI:	$4,864,917 (December 31, 2010)
Call Protection:	L(25), D(91), O(4)		3rd Most Recent NOI:	$3,246,690 (December 31, 2009)
Lockbox / Cash Management:	Springing Hard / Springing
			Historical Occupancy(3)
Reserves(1)			Most Recent Occupancy:	92.0% (February 27, 2012)
	Initial	Monthly	2nd Most Recent Occupancy:	89.7% (December 31, 2010)
Taxes:	$41,667	$41,667	3rd Most Recent Occupancy:	88.6% (December 31, 2009)
Insurance:	$100,320	Springing
(1)       See “Initial Reserves” and “Ongoing Reserves” herein.
(2)       The collateral for the Hartford 21 Loan also includes 106,530 sq. ft. of office space, 57,139 sq. ft. of retail space, and two parking garages containing a total of 818 parking spaces.  Total NRA is 447,172 sq. ft.  Cut-Off Date Balance / Unit and Balloon Balance / Unit are calculated based on the multifamily units only.
(3)       Based on the occupancy of the multifamily units only.

Replacement:	$0	$8,198
TI/LC:	$1,286,072	$13,639
Free Rent Reserve:	$417,912	$0
Immediate Repairs:	$192,063	$2,344

Financial Information
Cut-off Date Balance / Unit(2):	$286,260
Balloon Balance / Unit(2):	$250,469
Cut-off Date LTV:	69.4%
Balloon LTV:	60.8%
Underwritten NOI DSCR:	1.34x
Underwritten NCF DSCR:	1.29x
Underwritten NOI Debt Yield:	9.1%
Underwritten NCF Debt Yield:	8.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

225 Trumbull Street Hartford, CT 06103	Collateral Asset Summary Hartford 21	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 69.4% 1.29x 9.1%

The Loan.    The Hartford 21 loan (the “Hartford 21 Loan”) is a $75.0 million fixed rate loan secured by the Borrower’s leasehold interest in a 262-unit, 36-story multifamily tower (with additional office and retail space and two parking garages) located at 225 Trumbull Street in the central business district of Hartford, Connecticut (the “Hartford 21 Property”).  The $75.0 million first mortgage loan has a 10-year original term and amortizes on a 30-year schedule following an initial two year interest-only period.  Loan proceeds were used to refinance existing debt of approximately $70.3 million, fund up-front reserves, including in the amount of 100% of any outstanding landlord TI/LC or free rent obligations regarding certain commercial leases, pay closing costs of approximately $1.3 million and return $1.2 million to the Borrower.  Based upon the appraised value of $108.0 million as of February 28, 2012, the cut-off date LTV is 69.4%.

The Borrower / Sponsor.    Northland Tower Block, LLC and Northland Trumbull Block, LLC (individually and collectively, the “Borrower”) are each single purpose limited liability companies structured to be bankruptcy remote, with two independent directors in each such entity’s organizational structure.  The two entities are tenants in common and both are owned by Northland Two Pillars LLC, a Delaware LLC.  The Class A Member of this entity is Northland Two Pillars Investors Limited Partnership (37.67% share), and the Class A-2 Members are Northland Investment Corporation Northland Fund LP and certain other third party investors and current or former employees, none of which owns more than 10% of Northland Two Pillars, LLC.  There are also Class B, C and D Members, and the Connecticut Development Authority owns 50.27% of these subordinate classes in the aggregate.  The 1% general partner of the Class A Member is Northland Two Pillars Partners Limited Partnership, and the limited partners include Northland Investment Corporation (the “Sponsor”, 57.72%), Aetna Life Insurance Company (14.09%), the Connecticut Development Authority (8.81%) and several other Northland entities as well as several senior Northland employees.  Lawrence Gottesdiener, the chairman of the Sponsor, is the largest individual owner in the Borrower, with an aggregate 80% indirect ownership interest through ownership interests in several of the entities described above.  No other individual owns a 10% or greater direct or indirect interest in the Borrower.

The Sponsor is the non-recourse carveout guarantor for the Hartford 21 Loan.  The Sponsor was founded in 1970 and is a fully integrated real estate investment and development firm with a reported portfolio of over 18 million sq. ft. of space and assets under management exceeding $2.0 billion, with a particular focus on the U.S. multifamily sector.  The Sponsor developed the Hartford 21 Property in 2006 at a reported cost of $147.3 million and has since reportedly received $15.7 million of additional capital contributions from other sources, bringing the reported total investment in the Hartford 21 Property to $163.0 million.

The Sponsor reported total assets of $149.5 million as of December 31, 2011 with current assets of $2.3 million (1.5% of total assets) and stockholders’ equity of $123.0 million.  The majority of the Sponsor’s assets were in the form of investments in partnerships, LLC’s and subsidiaries ($114.2 million or 76% of total assets).  For the year ending December 31, 2011, the Sponsor reported total revenues of $22.4 million and a net cash flow from operations of $9.35 million. The Sponsor’s liability under the non-recourse carveouts guaranty is generally limited to $50.0 million; however, such liability cap does not apply to recourse carveouts relating to fraud, misrepresentations, environmental matters or securitization indemnification.

The Property.    The Hartford 21 Property consists of a Class A 36-story multifamily tower along with 57,139 sq. ft. of retail space, 106,530 sq. ft. of office space and two parking garages containing a combined 818 parking spaces located on Trumbull and Asylum Streets, which together form the eastern and southern boundaries of the XL Center, Hartford’s downtown sports and entertainment venue.  One of the parking garages, containing 438 spaces, is primarily used by the residential tenants and the other, containing 380 spaces, is primarily used by the commercial tenants and visitors.  The Hartford 21 Property represents the redevelopment of the former Hartford Civic Center Mall, with the residential tower having been newly constructed in 2006 in combination with a gut renovation of the former three-story mall into the current configuration of retail and office space.  As of February, 2012 the residential tower was 92% occupied, the office space was 66% occupied and the retail space was 32% occupied.  These occupancies represent increases of 3%, 31% and 6%, respectively as compared to the occupancies as of February, 2011 of 89%, 35%, and 26%, respectively.

Property Description
Component	# of Units / Sq. Ft.	Occupancy as of 2/2010	Occupancy as of 2/2011	Occupancy as of 2/2012	Approx % of UW Base Rent
Residential	262	89%	89%	92%	59%
Office	106,530	35%	35%	66%	15%
Retail	57,139	11%	26%	32%	17%
Parking	818	NAV	NAV	NAV	10%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

225 Trumbull Street Hartford, CT 06103	Collateral Asset Summary Hartford 21	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 69.4% 1.29x 9.1%

Tenant Summary – Office
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Annual Base Rent Per Sq. Ft.(1)	% of Total Annual U/W Base Rent	Lease Expiration
St. Joseph College(2)	NR/NR/NR	49,359	46.3%	$21.68	76.1%	8/31/2022
YMCA of Metropolitan Hartford(3)	NR/NR/NR	37,429	35.1	$9.00	23.9	5/31/2026
Subtotal / Wtd. Avg.		86,788	81.5%	$16.21	100.0%

Vacant	NAP	19,792	18.5%	NAP	NAP	NAP
Total / Wtd. Avg.		106,530	100.0%	$16.21	100.0%
(1)	Weighted Average U/W Annual Base Rent Per Sq. Ft. is based on total occupied sq. ft.
(2)
St. Joseph College is currently in occupancy in approximately 35,077 sq. ft. of space and has signed a lease for an additional 16,000 sq. ft. of space. The tenant is not yet in occupancy in this 16,000 sq. ft. of expansion space. The space is expected to be delivered to the tenant on or about June 1, 2012, subject to construction delays, and rent payments will commence three months after delivery of the space.  The Borrower was required to escrow all tenant improvement, leasing commission and free rent costs at closing.

(3)
YMCA has a right to terminate its lease effective May 31, 2016, provided it gives nine months prior written notice and pays a termination fee equal to the unamortized (based on a 20-year repayment period with an annual interest rate of 10%) portion of the Borrower’s contribution plus $374,290.

Tenant Summary - Retail
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Annual Base Rent Per Sq. Ft.(2)	% of Total Annual U/W Base Rent	Lease Expiration
TD Bank(3)	AA-/Aa2/AA-	12,519	21.9%	$34.13	61.7%	4/30/2022
Other	NAP	13,357	23.4	$19.81	38.3	Various
Subtotal / Wtd. Avg.		25,876	45.3%	$26.74	100.0%

Vacant	NAP	31,263	54.7%	NAP	NAP	NAP
Total / Wtd. Avg.		57,139	100.0%	$26.74	100.0%
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Weighted Average U/W Annual Base Rent Per Sq. Ft. is based on total occupied sq. ft.
(3)
TD Bank executed its lease in March, 2012 but is not yet in occupancy.  The Borrower is expected to deliver the space to the tenant in May, 2012. Rent payments commence on the earlier of the day the tenant opens for business to the public or 150 days after delivery of possession from the Borrower. Tenant has the right to terminate this lease upon 30 days prior written notice if the space is not delivered to the tenant by November 2012.

The Market. The Hartford 21 Property is located in the north-central portion of the Hartford central business district at the intersection of Trumbull Street and Asylum Street.  The immediate area includes the XL Center, which is attached to the Hartford 21 Property. The XL Center is an indoor, 16,000 seat area that is the home to the AHL’s Connecticut Whale hockey team. The XL Center hosts numerous events throughout the year including several UConn men’s and women’s basketball games. Other uses in the immediate area include several mid to high rise office buildings, street level retail, a Hilton full service hotel, multifamily properties, and Hartford’s Bushnell Park, which is the oldest publicly funded park in the United States and is a focal point in downtown Hartford with several festivals and music events each year. Three of Hartford’s largest office buildings, CityPlace I & II and Goodwin Square are located across Asylum Street from the Hartford 21 Property. The concentration of office, retail and the XL Center make the immediate area the de-facto center of downtown Hartford.

The Hartford-West Hartford-East Hartford Metropolitan Statistical Area (MSA) is located in the central part of Connecticut, nearly equidistant from New York City and Boston. The MSA is comprised of 57 towns in three counties including Hartford, Tolland and Middlesex. The MSA has a current estimated population of 1,218,241 and is ranked as the 44th largest metropolitan area by population in the Unites States. The City of Hartford is the state capital and the second largest city in the state with a population of 124,494.  This area of Connecticut is different from other parts of the state in that it is not dependant on out-of-state metropolitan areas such as New York City or Boston. The region’s economy is closely tied to that of Springfield, MA, as Hartford and Springfield are only 25 miles apart. The area is served by Bradley International Airport, located approximately 15 miles north of the Hartford CBD.

Hartford’s economy is strongly associated with the insurance industry. Many of the nation’s largest insurance companies are located in the Hartford region, such as Aetna, CIGNA, the Travelers Companies, the Phoenix Companies, and Hartford Financial Services. The

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

225 Trumbull Street Hartford, CT 06103	Collateral Asset Summary Hartford 21	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 69.4% 1.29x 9.1%

Hartford MSA is home to numerous institutions of higher learning including Trinity College, University of Hartford, Saint Joseph College, University of Connecticut Hartford and West Harford Branches, Wesleyan University in Middletown, Central Connecticut State University as well as several community and technical colleges. The main campus of the University of Connecticut is located in Storrs, Tolland County, CT, approximately 25 miles northeast of the Hartford CBD. With over 25,000 students, the UConn campus provides a large employment and economic base to an otherwise rural area.

Transportation in the Metropolitan Hartford area is provided primarily by Interstate 84 (east-west) and Interstate 91 (north-south). There are numerous state highways that work in concert with the two Interstates including Routes 2, 5, 9, 15 and 72. Public transportation is primarily bus service which is operated by CT Transit. Amtrak operates a daily shuttle service between Springfield and New Haven, CT, and provides regional service to New York’s Penn Station. A commuter rail using the Amtrak lines and a dedicated busway (a roadway for use exclusively by buses) connecting New Britain and Hartford are in the planning stages for the area.

Residential Market

According to the appraiser, the Hartford area apartment market contained 36,813 rental units in 294 buildings as of the end of 2011.  Overall vacancy was 3.3%, a decrease of 1.4% from the year end 2010 vacancy rate of 4.7%, with an average asking rent of $1,001 per unit.  The City of Hartford submarket contained 4,841 rental units in 47 buildings, with an average vacancy rate of 3.6%, a decrease of 1.5% from the year end 2010 vacancy rate of 5.1%, and an average asking rent of $860 per unit per month.  The occupancy of the residential portion of the Hartford 21 Property increased from 89% as of February, 2011 to 92% as of February, 2012.

Office Market

According to the appraiser, the Hartford County office market contained approximately 25.7 million sq. ft. of office space as of the end of 2011.  The overall Hartford County office market had a vacancy rate of 20.1%, a decrease of 1.6% from year end 2010 vacancy of 21.7%.  The Hartford 21 Property is located in the Hartford CBD submarket, which had a total inventory of 7.9 million sq. ft.  Approximately 6.2 million sq. ft. of the total submarket inventory was considered to be Class A, contained within 15 buildings.  The Hartford CBD submarket had a vacancy rate of 26.5%, an increase of 0.6% from the year end 2010 vacancy of 25.9%.  Class A space in the submarket was 24.8% vacant as of the end of 2011, an increase of 0.7% from the year end 2010 vacancy of 24.1%.  A significant amount (approximately 27%) of the total vacant space in the submarket was reportedly contained in one property that is currently 100% vacant and undergoing a renovation.  Rents in the submarket were $22.99 per sq. ft. for Class A space at the end of 2011.

Retail Market

According to the appraiser, the Hartford area retail market contained approximately 14.5 million sq. ft. of retail space as of the end of 2011.  Overall vacancy was 10.6%, comprised of an 8.6% vacancy rate within community centers and a 13.7% vacancy rate within neighborhood centers.  Overall average asking rents were $17.11 per sq. ft.  The Hartford 21 Property is located in the Central submarket of the Hartford retail market, which reported a vacancy rate of 15.8% as of the end of 2011, comprised of a vacancy rate of 13.7% within community centers and an 18.9% vacancy rate within neighborhood centers.  Overall average asking rents were $19.36 per sq. ft. in the submarket, with average asking rents of $20.16 per sq. ft. at community centers and $18.20 per sq. ft. at neighborhood centers.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

225 Trumbull Street Hartford, CT 06103	Collateral Asset Summary Hartford 21	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 69.4% 1.29x 9.1%

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	12/31/2010	12/31/2011	U/W	U/W per Unit(1)
Gross Potential Revenue	$6,663,354	$6,710,718	$6,740,081	$6,745,662	$25,747
Less: Total Vacancy	(1,726,696)	(1,715,176)	(1,382,933)	(1,313,848)	(5,015)
Effective Gross Income	$4,936,658	$4,995,542	$5,357,147	$5,431,814	$20,732
Commercial Income	754,384	971,157	1,688,475	1,653,377	6,311
Parking Income	1,348,834	1,393,366	1,925,412	1,880,856	7,179
Retail Income	84,757	167,865	291,694	1,083,827	4,136
Other Income	345,283	361,952	372,564	343,385	1,311
Total Revenue	$7,469,916	$7,889,882	$9,635,293	$10,393,258	$39,669
Total Expenses	4,223,226	3,024,965	3,382,750	3,600,240	13,741
Net Operating Income	$3,246,690	4,864,917	$6,252,543	$6,793,018	$25,928
Capital Expenditures	0	0	0	261,903	1,000
Net Cash Flow	$3,246,690	$4,864,917	$6,252,543	$6,531,115	$24,928
(1)
U/W per Unit  based on 262 multifamily units.  The collateral for the Hartford 21 Loan also includes 106,530 sq. ft. of office space, 57,139 sq. ft. of retail space, and two parking garages containing a total of 818 parking spaces.  Total NRA is 447,172 sq. ft.

Property Management.    The Hartford 21 Property is managed by the Sponsor.

Lockbox / Cash Management.    The Hartford 21 Loan is structured with a springing hard lockbox and springing cash management.  A hard lockbox and active cash management are triggered upon (i) an event of default under the Hartford 21 Loan, (ii) bankruptcy or insolvency of Borrower, Sponsor, manager, or St. Joseph’s tenant, (iii) the date that is twelve (12) months prior to the expiration of the St. Joseph’s lease (inclusive of any renewal terms), (iv) the date that is twelve (12) months prior to the earliest date by which the St. Joseph’s tenant is required to give notice of its intent to exercise a renewal option, (v) the date on which the St. Joseph’s lease is surrendered, cancelled or terminated prior to its then current expiration date, (vi) St. Joseph’s discontinues its business or gives notice that it intends to discontinue its business at the Hartford 21 Property and in either such case, St. Joseph’s subsequently defaults on its monetary obligations under the St. Joseph’s lease, or (vii) the DSCR falls below 1.10x.

Initial Reserves.   At closing, the Borrower deposited (i) $41,667 into a tax reserve account, (ii) $100,320 into an insurance reserve account (which represents 125% of the amount of annual insurance premiums allocable to the Hartford 21 Property under the Borrower’s blanket insurance policy), (iii) $1,286,072 into a TI/LC reserve account for unfunded obligations related to the St. Joseph’s and TD Bank tenants, (iv) $417,912 into a free rent reserve account for the remaining free rent periods or rent abatements related to the St. Joseph’s and TD Bank tenants, and (v) $192,063 into an immediate repairs reserve account.

Ongoing Reserves.    On a monthly basis, the Borrower is currently required to deposit reserves of (i) $41,667 into a tax reserve account, (ii) $6,688 into an insurance reserve account (which monthly payments are suspended so long as the Borrower maintains its blanket insurance policy and certain other trigger conditions have not occurred), (iii) $8,198 into a replacement reserve account, (iv) $2,344 into an Immediate Repairs account until the payment date occurring in April 2017 and (iv) $13,639 into the TI/LC reserve account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None permitted.

Air Space Lease.    The Hartford 21 Property consists of the air space above a portion of the subterranean exhibition hall related to the XL Center, along with certain other adjacent air space. The air space lease is between the Borrower and the City of Hartford and terminates on October 19, 2049, subject to certain extension options. The annual rent for the Hartford 21 Property under the air space lease is $1.00, and such rent has been fully paid for the remainder of the lease term. The air space lease contains customary mortgagee protection provisions for any mortgagee of the Borrower.

Partial Release.    The YMCA tenant has a purchase option under its lease, exercisable in March 2016 and May 2026 for the space it leases at a purchase price (for the March 2016 option) equal to 90% of the appraised value of the YMCA leased premises plus the unamortized value of Borrower contributions.  In the event this tenant exercises its purchase option (which option is conditioned on, among other things, conversion of the Hartford 21 Property to a condominium regime and approval of lender), the Borrower may obtain

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

225 Trumbull Street Hartford, CT 06103	Collateral Asset Summary Hartford 21	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 69.4% 1.29x 9.1%

the release of the YMCA parcel, subject to conditions including delivery of defeasance collateral in an amount to be determined by lender and satisfaction of DSCR and LTV tests.

Tax Abatement.    The City of Hartford has entered into a PILOT tax agreement in conjunction with the Borrower’s lease agreement with the City. This agreement exempts the Hartford 21 Property from real estate taxes using the municipality’s standard methodology and instead provides for a fixed annual payment of $500,000 through March 31, 2026, with adjustments thereafter based upon increases in the Consumer Price Index.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

225 Trumbull Street Hartford, CT 06103	Collateral Asset Summary Hartford 21	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 69.4% 1.29x 9.1%

Hartford 21
221 Trumbull Street
Hartford, CT 06103
Hartford
East Hartford
Connecticut River
Riverside Park
Bushnell Park
Pope Park
Colt Park
Trinity College
Bradley Intl. Airport 13 miles
Kensington St.
Main St.
Boce Barlow Way
Weston St.
Liebert Rd.
New Rd.
F.D. Oates Ave.
Comcast Theatre
Homestead Ave.
Garden St.
Woodland St.
St. Francis Hospital
Sigourney St.
Walnut St.
High St.
Market St.
Asylum Ave.
Myrtle St.
Chapel St.
Church St.
XL Center
Farmington Ave.
Jewell St.
Trumbull St.
Pearl St.
Capital Community Technical Coll
Founders Br.
Governor St.
Connecticut Blvd.
Wadsworth Atheneum Museum of Art
Plaza Building
Columbus Blvd.
Connecticut Science Center
Pitkin St.
Capitol Ave.
Broad St.
Trinity St.
Connecticut State Capitol
Bushnell Memorial Theater
Prospect St.
Arch St.
Connecticut Convention Center
Russ St.
Capitol Ave.
Hartford City Hall
River Dr.
Washington St.
Hudson St.
Sheldon St.
Charter Oak Ave.
Park St.
Zion St.
Wyllys St.
Van Dyke Ave.
Jefferson St.
Hartford Hospital
Connecticut Children's Medical Center
Retreat Ave.
Maple Ave.
Wethersfield Ave.
Hartford Baseball Grounds at Colt Meadows
Vernon St.
Wawarme Ave.
Naval and Marine Reserve Center
New Britain Ave.
Summit St.
Webster St.
Granby
Windsor Locks
East Windsor
Broad Brook
Ellington
Simsbury
Bloomfield
Windsor
South Windsor
Vernon
Avon
West Hartford
East Hartford
Manchester
Hartford
Farmington
Newington
Wethersfield
Glastonbury
Plainville
New Britain
Rocky Hill

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

121 4th Avenue South Nashville, TN 37201	Collateral Asset Summary Hilton Nashville Downtown	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,675,719 64.4% 1.90x 15.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

121 4th Avenue South Nashville, TN 37201	Collateral Asset Summary Hilton Nashville Downtown	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,675,719 64.4% 1.90x 15.3%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Hospitality – Full Service
Sponsor:	Jeffrey Soffer and Jacquelyn Soffer		Collateral:	Fee Simple
Borrower:	Nashville Downtown Hotel, LLC		Location:	Nashville, TN
Original Balance:	$66,000,000		Year Built / Renovated:	2000 / 2010
Cut-off Date Balance:	$65,675,719		Rooms:	330
% by Initial UPB:	4.9%		Property Management:	Turnberry Development, LLC
Interest Rate:	5.1970%		Underwritten NOI:	$10,048,475
Payment Date:	6th of each month		Underwritten NCF:	$8,973,992
First Payment Date:	March 6, 2012		Appraised Value:	$102,000,000
Maturity Date:	February 6, 2022		Appraisal Date:	January 1, 2012
Amortization:	300 months
Additional Debt:	None		Historical NOI
Call Protection:	L(27), D(89), O(4)		Most Recent NOI:	$10,160,672 (T-12 11/30/2011))
Lockbox / Cash Management:	Hard / Springing		2nd Most Recent NOI:	$8,383,809 (December 31, 2010)
			3rd Most Recent NOI:	$7,113,225 (December 31, 2009)
Reserves(1)
	Initial	Monthly	Historical Occupancy
Taxes:	$81,198	$81,198	Most Recent Occupancy:	75.5% (November 30, 2011)
Insurance:	$140,685	$12,790	2nd Most Recent Occupancy:	71.7% (December 31, 2010)
FF&E:	$6,000,000	$89,540	3rd Most Recent Occupancy:	71.2% (December 31, 2009)
			(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
Financial Information			(2)
Cut-off Date LTV based on the “as-is” appraised value of $102.0 million as of January 1, 2012. Based on the “as-if renovated” appraised value of $108.8 million as of January 1, 2012 the Cut-off Date LTV is 60.4%. At closing, $6.0 million was deposited into an FF&E reserve account, see “Initial Reserves” and “Ongoing Reserves” herein.

Cut-off Date Balance / Room:	$199,017
Balloon Balance / Room:	$150,597
Cut-off Date LTV(2):	64.4%
Balloon LTV(3):	48.7%
Underwritten NOI DSCR:	2.13x		(3)
Balloon LTV based on the “as-is” appraised value of $102.0 million as of January 1, 2012. Based on the “as-if renovated” appraised value of $108.8 million as of January 1, 2012 the Balloon LTV is 45.7%. At closing, $6.0 million was deposited into an FF&E reserve account, see “Initial Reserves” and “Ongoing Reserves” herein.

Underwritten NCF DSCR:	1.90x
Underwritten NOI Debt Yield:	15.3%
Underwritten NCF Debt Yield:	13.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

121 4th Avenue South Nashville, TN 37201	Collateral Asset Summary Hilton Nashville Downtown	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,675,719 64.4% 1.90x 15.3%

Historical Occupancy, ADR, and RevPAR(1)
Hilton Nashville Downtown Property	T-12 Dec. 2009	T-12 Dec. 2010	T-12 Dec. 2011
Occupancy	71.1%	71.6%	75.0%
ADR	$169.75	$178.55	$190.36
RevPAR	$120.68	$127.91	$142.82
Competitive Set(2)	T-12 Dec. 2009	T-12 Dec. 2010	T-12 Dec. 2011
Occupancy	65.5%	69.5%	73.9%
ADR	$139.59	$138.78	$144.20
RevPAR	$91.48	$96.42	$106.52
Penetration	T-12 Dec. 2009	T-12 Dec. 2010	T-12 Dec. 2011
Occupancy	108.5%	103.1%	101.6%
ADR	121.6%	128.7%	132.0%
RevPAR	131.9%	132.7%	134.1%
(1)	Source: Travel research reports.
(2)
Competitive Set includes:  The Hilton Nashville Downtown Property, Sheraton Hotel Nashville Downtown, Doubletree Nashville, Wyndham Union Station Nashville, Renaissance Nashville Hotel, Loews Vanderbilt Plaza Hotel, Embassy Suites Nashville @ Vanderbilt University, and Marriott Nashville @ Vanderbilt University.

Primary Competitive Set(1)
Property	Rooms	Commercial %	Meeting & Group %	Leisure %	Occupancy %	ADR	2011 RevPAR
Hilton Nashville Downtown Property	330	25%	50%	25%	76.0%	$187.00	$142.12
Renaissance Nashville	673	25%	60%	15%	79.0%	$142.00	$112.18
Sheraton Nashville Downtown	472	30%	50%	20%	66.0%	$138.00	$91.08
DoubleTree Nashville	337	40%	35%	25%	74.0%	$130.00	$96.20
Wyndham Grand Heritage Hotels Union Station Hotel	125	10%	40%	50%	72.0%	$170.00	$122.40
Total/Wtd. Avg.	1937	28%	50%	22%	74.0%	$148.67	$110.02
(1)    Source: Appraisal (Competitive Set Occupancy, ADR, and RevPAR are 2011 estimates).

The Loan. The Hilton Nashville Downtown loan (the “Hilton Nashville Downtown Loan”) is a $66.0 million fixed rate loan secured by the borrower’s fee simple interest in the Hilton Nashville Downtown Property located in Nashville, Tennessee (the “Hilton Nashville Downtown Property”). The $66.0 million first mortgage loan has a 10-year term and amortizes on a 25-year schedule. The Hilton Nashville Downtown Loan accrues interest at a fixed rate equal to 5.1970%. Loan proceeds were used to refinance existing debt of approximately $44.7 million, establish upfront escrows of approximately $6.2 million, pay closing costs of approximately $1.2 million and return equity to the sponsors of approximately $13.9 million.

The land was reportedly purchased in 1998 for $4.243 million and the improvements were subsequently developed and opened in October 2000 as a Hilton Suites with a reported all in capitalization of approximately $50.0 million. In May 2004, the name of the Hilton Nashville Downtown Property was changed from Hilton Suites to Hilton. FF&E replacements and interior improvements have been completed within the last three years in the approximate amount of $1.14 million ($3,460 per room). These improvements included replacement of common area finishes, FF&E and expansion of meeting space in 2009 and 2010, and selected replacement of guestroom soft goods, case goods, and interior finishes in 2008. The 2012 capital budget is estimated at $9.06 million, with the largest budgeted items being Hilton requirements ($1.26 million) and room renovations including case goods ($7.40 million). At closing, the Borrower deposited $6.0 million into an FF&E reserve to be used to complete these items.

The Hilton Nashville Downtown Property is subject to a 15-year management agreement between the Borrower and Turnberry Development, LLC (“TD”), which extends through December 2015. The base management fee equates to 3.0% of gross revenues. The Hilton Nashville Downtown Property is also subject to a 15-year franchise agreement between Hilton Inns, Inc. as licensor and Nashville Downtown Hotel, LLC as licensee, which extends to October 2015 with a renewal option that gives the licensee a one-time right to extend the term of the agreement for an additional five years, which would extend the expiration date of the franchise agreement to October 2020. Based on the “as is” appraised value for the Hilton Nashville Downtown Property as of January 1, 2012 of $102.0 million, the cut-off date LTV is 64.4%. Based on the “as if renovated” appraised value of $108.8 million, the cut-off date LTV is 60.4%. Based on the “as stabilized” appraised value as of January 1, 2016 of $117.0 million, the cut-off date LTV is 56.1%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

121 4th Avenue South Nashville, TN 37201	Collateral Asset Summary Hilton Nashville Downtown	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,675,719 64.4% 1.90x 15.3%

The Borrower / Sponsor. Nashville Downtown Hotel, LLC (the “Borrower”) is a single purpose limited liability company structured to be bankruptcy remote, with two independent directors in its organizational structure. The Borrower is owned by its sole equity member, Turnberry/Nashville Arena Hotel, L.P. Turnberry/Nashville Arena Hotel has a General Partner (1.0%) owned by Jeffrey and Jacquelyn Soffer and Limited Partners (99.0%) that include Turnberry Nashville Partners, L.P. (60.25%) , owned by Jeffrey and Jacquelyn Soffer; Corner Partnership, L.C. with Laurence M. Papel as Principal (21.7%); Samuel H. Howard (6.4%); Falk Family Partners, L.P. (5.28%) and John J. Nicholson (5.28%). Jeffrey Soffer and Jacquelyn Soffer (the “Sponsors”) are the non-recourse carveout guarantors under the Nashville Downtown Hotel Loan.

Turnberry Associates, the operating company of the Sponsor, was founded more than 50 years ago and has developed more than $7 billion in commercial and residential property, including approximately 20 million sq. ft. of retail space, more than 7,000 apartments and condominium units, 1.5 million sq. ft. of class “A” office space and in excess of 2,000 hotel and resort rooms. Hotels and resorts managed by Turnberry Associates include: Turnberry Isle Miami, Residence Inn by Marriott Aventura, Courtyard by Marriott Aventura, Hampton Inn Hallandale Beach, Fontainebleau Miami Beach, Sheraton Orlando Downtown, and Courtyard by Marriott Downtown Orlando, all located in Florida, along with Hilton Nashville Downtown and Union Station a Wyndham Historic Hotel in Nashville, TN. New developments include Destin Commons Hotel and Hilton Garden Inn in Destin, FL.

The Property. According to the appraisal, the Hilton Nashville Downtown Property is the only AAA, 4-Diamond, full-service, all suite luxury hotel in downtown Nashville, Tennessee. The Hilton Nashville Downtown Property is centrally located facing the Nashville Music Garden to the south and is bordered by the Country Music Hall of Fame further to the south, Bridgestone Arena to the west, Schermerhorn Symphony Center to the east, and various restaurants and bars to the north along Broadway. The Nashville Convention Center is located diagonally to the northwest. The Hilton Nashville Downtown Property consists of 330 all-suite guestrooms, 16,475 sq. ft. of meeting & banquet facilities, an indoor swimming pool, fitness center, business center, gift shop, and a rental car counter. Food & beverage outlets include Parkview Lounge (45 seats), Market Street (150 seats), the Sports Grille (219 seats), all operated by property management, and The Palm, a leased out fine-dining restaurant with 250 seats. There is a two-story underground parking garage that is leased to a third party operator, with the hotel leasing back spaces for valet parking purposes.

The Hilton Nashville Downtown Property features one-bedroom guest suites, which are found on the third through twelfth levels of the building.  Each room includes a living room with kitchenette, a private bedroom area, and a guest bathroom.  The suites offer typical amenities for a full-service, all-suite hotel, including a mini refrigerator, a microwave, a coffeemaker, a flat-panel television, an in-room safe, a sofa, a work station with high-speed Internet access and a telephone with personalized voicemail and data ports, an alarm clock radio with MP mini plug, and another flat panel television in the bedroom.

The Hilton Nashville Downtown Property is located in the center of downtown Nashville, next door to the Country Music Hall of Fame & Museum and Bridgestone Arena and less than one block from the Schermerhorn Symphony Center and the Nashville Convention Center.  The future Music City Center is being developed less than two blocks away.  The Ryman Auditorium, former home of the Grand Ole Opry, is one block away and it is a short walk to the “Entertainment District” and Second Avenue, known for its nightclubs, restaurants, and retail shops.

As reported by a travel research company, for 2011 the Hilton Nashville Downtown Property ranked first out of the eight competitive properties in terms of ADR and RevPAR, and fourth of eight in terms of occupancy. RevPAR penetration for 2011 was 134.1%.

The Market.     The greater Nashville hotel market contains 354 hotels and motels with 33,182 aggregate rooms as of December 31, 2011.  The Hilton Nashville Downtown Property’s competitive set consists of a total of seven hotels with 2,462 rooms in aggregate. According to a travel research company, the competitive set experienced a RevPAR increase of 10.5% from 2010 to 2011, while the Hilton Nashville Downtown Property experienced a RevPAR growth of 11.7%.

The selected competitive set as defined in the appraisal comprises ten full service hotels with a total of 3,215 rooms (inclusive of the Hilton Nashville Downtown).  There are four hotels that were considered by the appraiser to be the primary competitors: the Renaissance Nashville (673 rooms), Sheraton Nashville Downtown (472 rooms), DoubleTree Nashville (337 rooms), and the Wyndham Grand Heritage Hotels Union Station Hotel (125 rooms) for a total of 1,937 rooms (inclusive of the Hilton Nashville Downtown).  There are five hotels that were considered by the appraiser to be the secondary competitors: the Marriott Nashville at Vanderbilt University (307 rooms), Lowes Vanderbilt Plaza (340 rooms), Hutton Hotel (247 rooms), Millennium Maxwell House Hotel (287 rooms), and the Hotel Indigo Nashville (97 rooms) for a total of 1,278 rooms in the secondary competitive set.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

121 4th Avenue South Nashville, TN 37201	Collateral Asset Summary Hilton Nashville Downtown	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,675,719 64.4% 1.90x 15.3%

Demand segmentation for the Hilton Nashville Downtown Property in 2011 was estimated by the appraiser to be 25% commercial, 50% meeting and group, and 25% leisure, which is similar to the estimated market-wide demand of 31% commercial, 47% meeting and group, and 22% leisure.

Much of the demand for the primary and secondary competitive sets is generated by the group segment.  The primary convention facility serving the central Tennessee region is the Nashville Convention Center, located diagonally from the Hilton Nashville Downtown Property. The Nashville Convention Center contains 118,675 sq. ft. of exhibit space, a 10,290 sq. ft. ballroom, and 20,000 sq. ft. of meeting space.   According to local officials, the current convention center is both dated and undersized by modern standards, and these deficiencies have impacted the city’s ability to compete for larger conventions with peer cities.  To address these deficiencies, a new convention center is currently under construction in downtown Nashville: The Music City Center.  The Music City Center is anticipated to include a 350,000 sq. ft. exhibit hall, a 67,500 sq. ft. ballroom, and an 18,000 sq. ft. junior ballroom, as well as 90,000 sq. ft. of additional meeting space in 60 break-out rooms.  According to officials at the Nashville Convention & Visitors Bureau, the average event size at the new facility is anticipated to increase significantly given the larger amount of space.  Additionally, the old convention center is expected to be expanded and converted into the Nashville Medical Trade Center, a facility that is intended to host permanent exhibits for all things related to the healthcare industry, as well as quarterly trade shows.  The Hilton Nashville Downtown is located two blocks or less from each of these convention centers.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	12/31/2010	T-12 11/30/2011	U/W	U/W per Room
Occupancy	71.2%	71.7%	75.5%	75.5%
ADR	$169.51	$178.41	$190.47	$190.47
RevPAR	$120.68	$127.98	$143.90	$143.90

Room Revenue	$14,535,942	$15,414,764	$17,332,254	$17,332,254	$52,522
F&B Revenue	5,003,522	5,552,047	5,989,882	5,989,882	18,151
Other Revenue	2,947,886	3,200,525	3,539,956	3,539,956	10,727
Total Revenue	$22,487,350	$24,167,336	$26,862,092	$26,862,092	$81,400
Operating Expenses	7,255,759	7,408,075	7,915,866	7,915,866	23,987
Undistributed Expenses	6,724,874	6,877,596	7,453,006	7,452,455	22,583
Gross Operating Profit	$8,506,717	$9,881,665	$11,493,220	$11,493,771	$34,830
Total Fixed Charges	1,393,492	1,497,856	1,332,548	1,445,296	4,380
Net Operating Income	$7,113,225	$8,383,809	$10,160,672	$10,048,475	$30,450
FF&E	899,494	966,693	1,074,484	1,074,484	3,256
Net Cash Flow	$6,213,731	$7,417,116	$9,086,188	$8,973,992	$27,194

Property Management.    The Hilton Nashville Downtown Property is managed by Turnberry Development, LLC, an affiliate of the Borrower.

Lockbox / Cash Management.    The Hilton Nashville Downtown Loan is structured with a hard lockbox and springing cash management.  Active cash management and a full sweep of excess cash flow are triggered upon (i) an event of default under the Hilton Nashville Downtown Property Loan, (ii) bankruptcy or insolvency of borrower, Sponsor, or property manager, (iii) the trailing-12 month DSCR as determined by lender falling below 1.20x, or (iv) the date which is 12 months prior to any expiration date of the franchise agreement (each of (i) through (iv) above is both a “Cash Management Trigger Event” and a “Cash Sweep Period Trigger Event”). Active cash management without a full sweep of excess cash flow is triggered upon the trailing-12 month DSCR as determined by lender falling below 1.25x (also a Cash Management Trigger Event).  After the occurrence of a Cash Management Trigger Event, the Hilton Nashville Downtown Loan will remain in active cash management for the term of the Hilton Nashville Downtown Loan.  A Cash Sweep Event may be cured by the Borrower in respect to each of the foregoing triggers, respectively, as follows: (i) a cure of the applicable event of default, (ii) discharge, stay or dismissal of the bankruptcy petition, (iii) the trailing-12 month DSCR as determined by lender being greater than 1.20x for two consecutive quarters, or (iv) the earliest to occur of (A) the commencement of a renewal term under the franchise agreement, (B) the commencement of the term, or any applicable renewal term, of any replacement franchise agreement, or (C) an accumulation of excess cash flow in the Franchise Expiration/PIP Account or the delivery of a letter of credit in a notional amount which, when taken together with amounts deposited in the capital expenditure account, shall equal not less than $3,000,000.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

121 4th Avenue South Nashville, TN 37201	Collateral Asset Summary Hilton Nashville Downtown	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,675,719 64.4% 1.90x 15.3%

Initial Reserves.    At closing, the Borrower deposited (i) $81,198 into a tax reserve account, (ii) $140,685 into an insurance reserve account, and (iii) $6,000,000 into an FF&E reserve account.

Ongoing Reserves.   On a monthly basis, the Borrower is required to deposit reserves of (i) $81,198 into a tax reserve account, (ii) $12,790 into the insurance reserve account, and (iii) 1/12 of 4% of the prior calendar year’s gross income from operations into an FF&E Reserve Account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

121 4th Avenue South Nashville, TN 37201	Collateral Asset Summary Hilton Nashville Downtown	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,675,719 64.4% 1.90x 15.3%

Hilton Nashville Downtown
121 4th Avenue South
Nashville, TN 37201
Nashville
Downtown
Cumberland River
Germantown
East End
LP Field
Centennial Park
Vanderbilt University
George Peabody College
Belmont University
Fisk University
Tennessee State University Downtown Campus
Music Row
Midtown
Hillsboro Village
South Nashville
Berry Hill
Riverfront
Broadway
Clifton Pike
Charlotte Ave
Church St
Jefferson St
Main St
Woodland St
Cleveland St
Fatherland St
Division St
Demonbreun St
Wedgewood Ave
Blair Blvd
Lafayette St
Shelby Park
East Park
Dudley Park
Fort Negley Park
Reservoir Park

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1700-1740 Market Street Philadelphia, PA 19103	Collateral Asset Summary 1700 Market Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,050,000 69.4% 1.41x 10.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1700-1740 Market Street Philadelphia, PA 19103	Collateral Asset Summary 1700 Market Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,050,000 69.4% 1.41x 10.2%

Mortgage Loan Information(1)			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Office – CBD
Sponsor:	David Werner; Joseph Friedland;		Collateral:	Fee Simple
	Elchonon Schwartz; Simon Singer		Location:	Philadelphia, PA
Borrower:	1700 Market Street Associates L.P.;		Year Built / Renovated:	1969 / 1989, 1998, 2005
	Crown 1700 Market Street L.P.		Total Sq. Ft.:	841,172
Original Balance:	$61,050,000		Property Management:	CB Richard Ellis, Inc.
Cut-off Date Balance:	$61,050,000		Underwritten NOI:	$11,321,175
% by Initial UPB:	4.6%		Underwritten NCF:	$10,269,710
Interest Rate(2):	5.1700%		Appraised Value:	$160,000,000
Payment Date:	6th of each month		Appraisal Date:	September 1, 2011
First Payment Date:	November 6, 2011
Maturity Date:	October 6, 2016		Historical NOI
Amortization:	Interest-only for 24 months;		Most Recent NOI:	$9,678,686 (T-12 8/31/2011)
	360 months thereafter		2nd Most Recent NOI:	$9,020,931 (December 31, 2010)
Additional Debt(1)(3):	$49,950,000 pari passu Note A-1;		3rd Most Recent NOI:	$11,017,283 (December 31, 2009)
	$12,200,000 Mezzanine Loan
Call Protection(4):	L(31), D(25), O(4)		Historical Occupancy(9)
Lockbox / Cash Management:	Hard / In Place		Most Recent Occupancy:	84.2% (December 1, 2011)
			2nd Most Recent Occupancy:	84.6% (December 31, 2010)
Reserves(5)			3rd Most Recent Occupancy:	76.0% (December 31, 2009)
Taxes:	Initial $1,469,236	Monthly $209,891	(1)
The 1700 Market Street Loan is part of the 1700 Market Street Loan Combination, totaling $111.0 million, which was bifurcated into two pari passu loan components (Notes A-1 and A-2). The 1700 Market Street Loan, but not the related pari passu Note A-1, will be contributed to the UBS 2012-C1 Trust. The related pari passu Note A-1 was previously contributed to the UBSC 2011-C1 Trust.

Insurance:	$40,362	$20,181
Replacement:	$400,000	$0
TI/LC:	$6,000,000	$0
Unfunded Leasing Costs:	$5,154,868	$0	(2)
The 1700 Market Street Loan Combination accrues interest at a fixed rate of 5.1700% through the payment date occurring in October 2014, which rate steps up to 5.3400% from the payment date occurring in November 2014 through the maturity date.

Rent Abatement:	$757,483	$0

Financial Information			(3)	See “Current Mezzanine or Subordinate Indebtedness” herein.
	Mortgage Loan(6)	Total Debt(7)	(4)	Defeasance is permitted on the date that is two years after the closing date for the UBS 2012-C1 securitization.
Cut-off Date Balance / Sq. Ft.:	$132	$146
Balloon Balance / Sq. Ft.:	$126	$141	(5)	See “Initial Reserves” and “Ongoing Reserves” herein.
Cut-off Date LTV:	69.4%	77.0%	(6)
Throughout this free writing prospectus, unless otherwise stated, the numerical and statistical information related to the loan-to-value ratios, debt yields, and balances per sq. ft. includes the pari passu A-2 note (which note is included in the Trust) and the pari passu companion A-1 note (which note is not included in the Trust).  For purposes of calculating debt service coverage ratios, the annual debt service is based on the aggregate principal and interest payments due during the first 12 months after the expiration of the initial interest only period on the pari passu A-2 note (which note is included in the Trust) and the pari passu companion A-1 note (which note is not included in the Trust).

Balloon LTV:	66.5%	74.1%
Underwritten NOI DSCR(8):	1.55x	1.33x
Underwritten NCF DSCR(8):	1.41x	1.20x
Underwritten NOI Debt Yield:	10.2%	9.2%
Underwritten NCF Debt Yield:	9.3%	8.3%

			(7)
Total Debt includes the mezzanine loan described under “Current Mezzanine or Subordinate Indebtedness” herein. The mezzanine loan has a 10.00% interest rate, is interest-only for the full term and is coterminous with the 1700 Market Street Loan Combination.

			(8)
Based on amortizing debt service payments. The current interest only payments result in an Underwritten NOI DSCR and Underwritten NCF DSCR of 1.95x and 1.77x, respectively, for the Mortgage Loan and 1.60x and 1.46x, respectively, for the Total Debt.  Based on the future increase in interest rate to 5.3400% beginning with the payment date in November 2014, future amortizing debt service payments result in an Underwritten NOI DSCR and Underwritten NCF DSCR of 1.52x and 1.38x, respectively, for the Mortgage Loan and 1.31x and 1.18x, respectively, for the total debt.

			(9)	Historical Occupancy shown in the table above is based on historical operating statements and occupancy rates provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1700-1740 Market Street Philadelphia, PA 19103	Collateral Asset Summary 1700 Market Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,050,000 69.4% 1.41x 10.2%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent Per Sq. Ft.(1)	% of Total Annual U/W Base Rent(1)	Lease Expiration
Deloitte & Touche USA LLP(2) (3) (4)	NR/NR/NR	154,545	18.4%	$25.00	21.0%	9/30/2019
Independence Blue Cross(5)	NR/NR/NR	149,420	17.8	$25.00	20.4	12/31/2019
AECOM USA, Inc.(6) (7) (8) (9)	NR/NR/NR	52,080	6.2	$24.78	7.0	1/31/2021
Subtotal / Wtd. Avg.		356,045	42.3%	$24.89	48.3%

Other	Various	352,363	41.9%	$26.94	51.7%	Various
Vacant	NAP	132,764	15.8	NAP	NAP	NAP
Total / Wtd. Avg.(10)		841,172	100.0%	$25.91	100.0%
(1)	U/W Base Rent Per Sq. Ft. and % of Total Annual U/W Base Rent include contractual rent steps through September 1, 2012.
(2)	U/W Base Rent Per Sq. Ft. for Deloitte & Touche USA LLP excludes 1,500 sq. ft. of storage space.
(3)
Deloitte & Touche USA LLP has the right during the period from and including October 1, 2010 through and including October 1, 2015 to terminate its lease with respect to a portion of the leased premises provided such surrendered portion (i) contains not less than one half of the NRA of one full floor and not greater than one full floor (provided that the portion of the floor to be released is not less than 5,000 sq. ft, (ii) is located on the then highest floor of the leased premises; and (iii) has a configuration that does not prevent the remaining space on such floor from being reasonably leasable.  If Deloitte & Touche USA LLP elects to terminate its lease with respect to any such space, it is required to give 12 months prior notice and pay a contraction fee equal to the unamortized balance of the original tenant improvement allowance under the lease plus the portion of $513,359 in brokerage and legal fees that is allocable to the contracted space, amortized on straight-line basis at 8% per annum.

(4)	Deloitte & Touche USA LLP has two, five-year extension options.
(5)	Independence Blue Cross has two, five-year extension options.
(6)	U/W Base Rent Per Sq. Ft. for AECOM USA, Inc. excludes 883 sq. ft. of storage space.
(7)	U/W Base Rent Per Sq. Ft. and % of Total Annual U/W Base Rent for AECOM USA, Inc. represents the weighted average for all of its office spaces at the 1700 Market Street Property.
(8)
AECOM USA, Inc. leases multiple spaces at the 1700 Market Street Property, with 33,136 sq. ft. expiring January 31, 2021, 15,610 sq. ft. expiring July 31, 2012, and 2,451 sq. ft. expiring January 1, 2021. AECOM USA, Inc. has a one-time option to terminate its lease expiring January 31, 2021 on January 31, 2016 upon giving notice not later than January 31, 2015 along with payment of a termination fee equal to the sum of (i) two months of base rent due as of the month immediately preceding January 31, 2016 and (ii) the unamortized balance of the leasing costs (the total brokerage commissions and construction allowances paid or applied against rent in connection with 2nd, 4th and 5th amendments), amortized on a straight line at 8% per annum through the lease expiration date.

(9)	AECOM USA, Inc. has one, five-year extension option.
(10)	Total / Wtd. Avg. U/W Base Rent Per Sq. Ft. excludes vacant space.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(1)(2)	% U/W Base Rent Rolling(1)(2)	Cumulative % of U/W Base Rent(1)(2)
MTM	11	7,731	0.9%	7,731	0.9%	$11.03	0.5%	0.5%
2012	7	42,010	5.0	49,741	5.9%	$26.32	6.0	6.5%
2013	8	6,907	0.8	56,648	6.7%	$20.81	0.8	7.3%
2014	15	87,106	10.4	143,754	17.1%	$25.78	12.2	19.5%
2015	3	21,109	2.5	164,863	19.6%	$48.10	5.5	25.0%
2016	2	11,335	1.3	176,198	20.9%	$25.84	1.6	26.6%
2017	6	60,268	7.2	236,466	28.1%	$25.06	8.2	34.9%
2018	1	13,034	1.5	249,500	29.7%	$24.50	1.7	36.6%
2019	14	308,542	36.7	558,042	66.3%	$25.29	42.5	79.1%
2020	4	13,853	1.6	571,895	68.0%	$26.02	2.0	81.1%
2021	6	107,369	12.8	679,264	80.8%	$25.04	14.6	95.7%
Thereafter	3	29,144	3.5	708,408	84.2%	$26.90	4.3	100.0%
Vacant	NAP	132,764	15.8	841,172	100.0%	NAP	NAP
Total / Wtd. Avg.	80	841,172	100.0%			$25.91	100.0%
(1)	Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through September 1, 2012.
(2)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft. and exclude any gross up of vacant space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1700-1740 Market Street Philadelphia, PA 19103	Collateral Asset Summary 1700 Market Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,050,000 69.4% 1.41x 10.2%

The Loan.    The 1700 Market Street loan combination (the “1700 Market Street Loan Combination”) is a $111.0 million fixed rate loan secured by the borrower’s fee simple interest in an 841,172 sq. ft. Class A, CBD office property located at 1700-1740 Market Street in Philadelphia, Pennsylvania (the “1700 Market Street Property”). The $111.0 million first mortgage loan has a five-year term, an initial interest-only period of 24 months and amortizes based on a 30-year schedule thereafter. The 1700 Market Street Loan Combination accrues interest at a fixed rate of 5.1700%, which rate steps up to 5.3400% beginning on the payment date in November 2014. The 1700 Market Street Loan Combination was bifurcated into two pari passu loan components (Notes A-1 and A-2). The 1700 Market Street Note A-2 (the “1700 Market Street Loan”), but not the related pari passu Note A-1, will be contributed to the UBS 2012-C1 Trust. Loan proceeds, together with an additional $12.2 million in mezzanine financing (see “Current Mezzanine or Subordinate Indebtedness” herein) and an equity contribution from the borrower of $44.8 million, were used to acquire the 1700 Market Street Property for a purchase price of $151.0 million (inclusive of a syndication profit of $7.5 million), fund upfront reserves totaling approximately $13.8 million, and pay closing costs of approximately $3.2 million. Based on the appraised value of $160.0 million as of September 1, 2011, the cut-off date LTV is 69.4%. The 1700 Market Street Note A-1 was previously contributed to the UBSC 2011-C1 trust.

The Borrower / Sponsor.    The borrowers, 1700 Market Street Associates L.P. (76.47% ownership interest) and Crown 1700 Market Street L.P. (23.53% ownership interest) (collectively, the “Borrowers”), are each a newly formed Delaware limited partnership structured to be bankruptcy-remote, each with two independent directors required in its ownership structure. The Borrowers own the 1700 Market Street Property as tenants-in-common. David Werner, Joseph Friedland, Elchonon Schwartz and Simon Singer (collectively, the “Sponsors”) have a combined 9.8% ownership interest in the Borrower and will act as the non-recourse carveout guarantors of the 1700 Market Street Loan.  The remaining ownership interest in the Borrower is held by a collection of individual investors and family foundations.

David Werner is a real estate investor with over 25 years of experience with commercial properties. In the past 17 years, Mr. Werner has been involved in the acquisition of 61 projects (primarily office space) totaling 61.5 million sq. ft. Mr. Werner has historically primarily focused on properties located in New York City, but his investment resume also includes acquisitions in Philadelphia, Chicago, New Jersey, Atlanta, Washington D.C., Boston, San Francisco, and several secondary markets. Mr. Werner’s past transactions in Philadelphia include 1500 Spring Garden Street (approximately 1.0 million sq. ft., located one mile north of the 1700 Market Street Property) and One South Broad Street (approximately 460,000 sq. ft., located three blocks east of the 1700 Market Street Property).

Joseph Friedland is the CEO and founder of JFR Global Investments (“JFR”), a commercial real estate acquisition and management firm. Traditionally, JFR has focused on the acquisition of properties located in the New York City area. In the past seven years the firm has expanded its geographic footprint to include Maryland, North Carolina, Pennsylvania, Ohio, Kentucky, Texas, New Jersey, Connecticut, Florida, and Massachusetts. In this seven year time span, the firm has acquired approximately 42.5 million sq. ft. of commercial real estate (primarily office properties) worth an estimated $4.7 billion. JFR’s recent transactions in Philadelphia include 1500 Spring Garden Street and One South Broad Street with Mr. Werner, as well as The Presidential Complex (approximately 730,000 sq. ft. of mixed-use space).

In 2005, Elchonon Schwartz and Simon Singer established Nightingale Properties LLC (“Nightingale”), a multi-faceted real estate acquisition, management and development company specializing in commercial real estate. In its first year of operations, Nightingale raised $50.0 million in capital that was used to purchase six office buildings and nine retail centers located in secondary markets. Recent transactions by Nightingale include a total of 1.4 million sq. ft. of office space and 1.2 million sq. ft. of retail space purchased in 2007 and a 160,000 sq. ft. office building purchased in 2011. Nightingale is also active in the development of commercial real estate, including a strategy of expanding currently owned properties to add value. Before starting Nightingale, Mr. Schwartz was involved in brokering more than $800 million dollars of real estate transactions. In 2003, he began to focus his energies toward the acquisition of office buildings and shopping centers ranging in price between $5.0 million and $50.0 million, primarily in an owner’s representative capacity.  Before starting Nightingale, Mr. Singer worked as general counsel for a New York based development company, where he was responsible for all legal aspects of the development company’s transactions, including corporate formation, financing structures, joint ventures and litigation matters.

The Property.     The 1700 Market Street Property consists of a Class A, 26-story, CBD office building above a five level parking garage. The 1700 Market Street Property contains 841,172 sq. ft. of rentable retail, office and storage area. There is 19,750 sq. ft. of retail on the first floor and an additional 25,600 sq. ft. of retail/office space on the lower level, which is directly accessible by open staircases from the main elevator lobby. The improvements were originally completed in 1969 and renovated in 1989, 1998 and 2005. Recent capital improvements totaling $7.4 million in 2005 consist of the replacement of the fire sprinkler monitoring and alarm system, a completely restored façade (completed in 2006) and an upgraded HVAC system. The 1700 Market Street Property offers some of the largest floor plans in the submarket, featuring 30,000 sq. ft. floor plates compared to an average of 23,000 sq. ft. for other Class A properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1700-1740 Market Street Philadelphia, PA 19103	Collateral Asset Summary 1700 Market Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,050,000 69.4% 1.41x 10.2%

Major Tenants.    The 1700 Market Street Property was 84.2% leased by 45 tenants as of the rent roll dated December 1, 2011. The 1700 Market Street Property was 93.1% and 93.5% occupied in 2006 and 2007, respectively, and has historically operated in the 90% range. Occupancy dropped to 76.0% in 2009 due to AIG vacating a large block of space.  However, since that time, the prior owner of the 1700 Market Street Property was able to lease the building back up to the 84.2% occupancy level.  Existing office leases are primarily written on a modified full-service basis, whereby tenants pay for increases in real estate taxes and operating expenses over a base year.

Deloitte & Touche USA LLP (154,545 sq. ft., 18.4% of NRA, 21.0% of underwritten occupied base rent): Deloitte & Touche USA LLP (“Deloitte USA”) is a subsidiary of Deloitte Touche Tohmatsu Limited (“DTTL”), a UK private company. “Deloitte” is the brand under which tens of thousands of professionals in independent firms throughout the world collaborate to provide audit, consulting, financial advisory, risk management and tax services to selected clients. Each member firm provides services in a particular geographic area and is subject to the laws and professional regulations of the particular country or countries in which it operates. DTTL does not itself provide services to clients. Deloitte has 100 offices across the U.S. in 89 different cities with a total of 45,730 employees nationwide.  Deloitte has increased its number of employees by approximately 3,000 in the previous two years, going from 42,367 in 2009 to 45,730 in 2011.

Deloitte USA occupies five full floors at the 1700 Market Street Property (floors 23-27), along with storage space on the lower level, under a 14-year lease that commenced in 2005. The lease is structured as a modified full-service lease, and the tenant is required to reimburse for electric charges. Deloitte USA has the option, effective 10/1/2010 to 10/1/2015, to partially terminate the lease with respect to a portion of the leased premises, provided such surrendered portion (a) contains at least one-half of the net rentable area of a floor but no greater than one full floor (provided that the portion of the floor to be released is not less than 5,000 sq. ft.); (b) is located on the then highest floor of the leased premises and (c) has a configuration that is such that it does not prevent the remaining space on such floor from being reasonably leasable.

Independence Blue Cross (149,420 sq. ft., 17.8% of NRA, 20.4% of underwritten occupied base rent):  Independence Blue Cross (“IBC”) is a private organization that provides health insurance and related services to approximately 3.3 million members in Philadelphia and surrounding areas. IBC is an independent licensee of the Blue Cross Blue Shield Association (BCBSA), the national coordinating body for the federation of independent Blue Cross and Blue Shield plans. As an independent licensee, IBC is assigned a specific area to market its products — Bucks, Chester, Delaware, Montgomery, and Philadelphia counties in Pennsylvania. IBC’s health plans include options for groups, families, and individuals. It also offers supplemental Medicare, dental, vision, life, and disability insurance. Through subsidiary AmeriHealth Administrators, IBC provides third-party administration services. IBC was founded as the Associated Hospital Service of Philadelphia in 1938. IBC currently occupies five full floors at the 1700 Market Street Property (floors 7-9 and 11-12) comprising 17.8% of total NRA. In August of 2008, IBC extended the term of their initial lease an additional 10 years affirming their commitment to the subject location. The lease includes base rent increases of $0.50 PSF per year.

AECOM USA, Inc. (52,080 sq. ft., 6.2% of NRA, 7.0% of underwritten occupied base rent):  AECOM USA, Inc. (“AECOM”, NYSE: ACM) is one of the world’s leading engineering and design groups. AECOM (which stands for Architecture, Engineering, Consulting, Operations and Maintenance) provides planning, consulting, and construction management services for civil clients and infrastructure construction to government and private clients.  The firm has operations in Asia, Africa, Europe, the Middle East, and Australia/New Zealand. AECOM has two divisions: professional technical services and management support services. Notable AECOM projects include the project management for the Saadiyat Island Cultural District in Abu Dhabi and master planning for the 2012 London Olympics.  AECOM occupies five office suites and one storage space at the 1700 Market Street Property, comprising a total of 52,080 sq. ft.  AECOM has demonstrated a pattern of continued growth at the 1700 Market Street Property: its original lease for 13,943 sq. ft. commenced in August 2002. From the original lease commencement date to present, AECOM has added additional space in 2006 (1,667 sq. ft.), 2010 (33,136 sq. ft.), and 2011 (2,451 sq. ft., commencing in July 2012).  AECOM also occupies 883 sq. ft. of storage space.  AECOM USA, Inc. has a one-time option to terminate its lease with respect to the 33,136 sq. ft. on January 31, 2016 upon giving notice not later than January 31, 2015 along with payment of a termination fee.

The Market.    The 1700 Market Street Property is considered to be well-located on Market Street two blocks west of City Hall in the heart of Center City, which is generally recognized to be the premier office corridor in Philadelphia. The Center City business district is a diverse and dynamic area containing office, residential, retail, hotel, governmental, medical and cultural attractions, and is a hub for local mass transportation. The 1700 Market Street Property is directly across the street from Suburban Station and 0.8 miles from 30th Street Station. Center City is the focal point of the Greater Philadelphia MSA for business, government and cultural activities. The 1700 Market Street Property is well located within the prime West of Broad Street Office Submarket, two blocks from City Hall and the high-end retail shopping district adjacent to Rittenhouse Square on Walnut Street. The 1700 Market Street Property offers good access and visibility at the corner of 17th and Market Streets, with extensive frontage and a five-level parking garage on Market Street affording ingress and egress directly from Market Street, a unique feature for office buildings in the market. The parking garage contains 530 striped stalls, but can accommodate up to 720 spaces in a valet park configuration. The parking garage is considered a significant

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1700-1740 Market Street Philadelphia, PA 19103	Collateral Asset Summary 1700 Market Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,050,000 69.4% 1.41x 10.2%

amenity due to the scarcity of parking in the Center City district, as well as the fact that the garage is one of the few in the area with an entrance and exit on Market Street and not a side street.

Philadelphia has the 4th highest monthly parking rate in the nation and the 7th highest daily parking rate. According to the appraisal, a separate direct capitalization analysis on the parking garage operation was performed in order to accurately compare the 1700 Market Street Property to comparables without attached parking. Per the appraisal, the 1700 Market Street Property’s parking garage’s separate “as-is” value was concluded to be $24.2 million, representing $29 per sq. ft. or $39,032 per space (based on 620 spaces, which is a blend of the self park and valet configurations).

The 1700 Market Street Property lies within the Philadelphia CBD Office Market and the Market Street West Submarket. Based on certain research reports, the market vacancy rate was 9.6%, which represents four consecutive quarters of declines after reaching a high of 10.6% in Q2 2010. Net absorption in Q2 2011 equaled 180,361 sq. ft., which is a continuation of the positive absorption trend that began in Q3 2010. The average asking rental rate was reported to be $24.73 per sq. ft., which is in line with the 1700 Market Street Property’s average in place rent for office space of $24.47 per sq. ft. The Market Street West Submarket had a vacancy rate of 10.3% as of Q2 2011 and an average asking rental rate of $25.74 per sq. ft.  Year-to-date net absorption was 290,049 sq. ft., with no new deliveries year-to-date. As of Q2 2011, the Philadelphia CBD Retail Market’s vacancy rate was 2.9%, with an average quoted rental rate of $25.47 per sq. ft. The Market Street West Retail Submarket’s vacancy rate was 1.3%, with an average quoted rental rate of $37.05 per sq. ft. as of Q2 2011.

1700 Market Street Property Recent Leases(1)
Tenant	Sq. Ft.	Base Rent PSF	Lease Term (Months)	Lease Start	Lease Expiration
AECOM USA, Inc.	2,451	$25.75	102	7/1/2012	1/1/2021
Jacobs Engineering	13,034	$24.50	77	11/1/2011	4/1/2018
The Reinvestment Fund	20,702	$25.50	180	6/1/2011	5/31/2026
Commonwealth Land & Title	7,309	$25.75	61	4/1/2011	4/30/2016
Hohn & Scheurle, P.C.	3,734	$26.50	39	1/1/2011	3/31/2014
Total / Wtd. Avg.	47,230	$25.35	118
(1)	Source: In-place rent roll dated December 1, 2011.

The table below shows the 1700 Market Street Property’s vacancy rate and asking rents in comparison to its direct competitors in the CBD submarket.

Summary of Comparable Office Properties(1)
Building	Year Built	Size	% Leased	Asking Rate (2)	Class
1700 Market Street Property	1969	841,172	84.2%	$25.50	A
2000 Market Street	1972	661,238		$28.00	A
1500 Market Street	1974	1,801,389		$22.00	A
510 Walnut Street	1947	210,256		$23.50	A
1650 Market Street	1991	1,193,129		$30.50	A
1845 Walnut Street	1968	349,126		$23.00	A
2001 Market Street	1991	950,000		$23.00	A
Total / Wtd. Avg.(3)		5,165,138		$25.04
(1)	Source: Appraisal
(2)	Asking Rate quoted on a modified full-service basis.
(3)	Total / Wtd. Avg. excludes the 1700 Market Street Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1700-1740 Market Street Philadelphia, PA 19103	Collateral Asset Summary 1700 Market Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,050,000 69.4% 1.41x 10.2%

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2008	12/31/2009	12/31/2010	T-12 8/31/2011	U/W	U/W Per Sq. Ft.
Base Rent(1)	$18,411,926	$17,407,772	$15,387,546	$16,116,749	$17,895,382	$21.27
Rent Steps(2)	0	0	0	0	436,325	0.52
Value of Vacant Space(3)	0	0	0	0	3,326,168	3.95
Gross Potential Rent	$18,411,926	$17,407,772	$15,387,546	$16,116,749	$21,657,875	$25.75
Total Recoveries	1,208,603	863,168	723,202	828,896	765,899	0.91
Total Other Income	2,234,230	1,708,479	1,637,351	1,621,940	1,637,351	1.95
Less: Vacancy	0	(58,983)	25,084	22,196	(3,326,168)	(3.95)
Effective Gross Income	$21,854,759	$19,920,436	$17,773,183	$18,589,781	$20,734,957	$24.65
Total Operating Expenses	9,296,196	8,903,153	8,752,252	8,911,095	9,413,782	11.19
Net Operating Income	$12,558,563	$11,017,283	$9,020,931	$9,678,686	$11,321,175	$13.46
TI/LC	0	0	0	0	841,172	1.00
Capital Expenditures	0	0	0	0	210,293	0.25
Net Cash Flow	$12,558,563	$11,017,283	$9,020,931	$9,678,686	$10,269,710	$12.21
(1)	U/W Base Rent is based on the rent roll dated December 1, 2011 and includes rent allocated to AECOM USA, Inc. in suite 1770, which lease commences on July 1, 2012.
(2)	U/W Rent Steps includes contractual rent increases through September 1, 2012.
(3)	U/W Vacancy is based on the actual economic vacancy as of the rent roll dated July 25, 2011, and is equal to 14.8% of Gross Potential Revenue.

Property Management.    The 1700 Market Street Property is managed by CB Richard Ellis, Inc.

Lockbox / Cash Management.    The 1700 Market Street Loan is structured with a hard lockbox and in-place cash management. All excess cash will be swept into a lender controlled account upon the occurrence of one of the following events: (i) an event of default by the Borrower, (ii) the occurrence of certain bankruptcy events relating to the Borrower, mezzanine borrower, guarantor, sponsor or manager, (iii) the DSCR falls below 1.07x, or (iv) an event of default by the mezzanine borrower under the 1700 Market Street Mezzanine Loan (as defined below).

Initial Reserves.    At loan closing, the Borrower deposited (i) $1,469,236 into the tax reserve account, (ii) $40,362 into the insurance reserve account, (iii) $400,000 into the capital expenditure/replacement reserve account, (iv) $6,000,000 into the TI/LC reserve account, (v) $5,154,868 into the unfunded TI/LC reserve account for certain outstanding tenant improvements and leasing commissions identified in the loan documents, and (vi) $757,484 into the rent abatement reserve.

Ongoing Reserves.    On a monthly basis, the Borrower is currently required to deposit reserves of (i) $209,891 into the tax reserve account and (ii) $20,181 into the insurance reserve account.  Additionally, (a) if at any time the balance of the capital expenditure/replacement reserve is less than $200,000, the Borrower is required to deposit funds into that reserve account until the balance is at least equal to $200,000, and (b) the Borrower is required to deposit into the TI/LC reserve all amounts received in connection with (1) any modification or amendment of a lease, (2) any consent granted under a lease, (3) any settlement of claims of the Borrower against third parties under a lease, (4) any rejection, termination, surrender or cancellation of a lease, and (5) any other extraordinary event pursuant to which the Borrower receives payment in connection with a lease.

Current Mezzanine or Subordinate Indebtedness.    In conjunction with the 1700 Market Street Loan Combination, Pearlmark Mezzanine Realty Partners III, L.L.C. and TMRP III Co-Investment, L.L.C. jointly provided a $12,200,000 mezzanine loan (the “1700 Market Street Mezzanine Loan”). The 1700 Market Street Mezzanine Loan requires payments of interest only at a rate of 10.0000% and is coterminous with the 1700 Market Street Loan.

Future Mezzanine or Subordinate Indebtedness Permitted.    None permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1700-1740 Market Street Philadelphia, PA 19103	Collateral Asset Summary 1700 Market Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,050,000 69.4% 1.41x 10.2%

1700 Market Street
1700-1740 Market Street
Philadelphia, PA 19103
Philadelphia
Fairmount
Spring Garden
Fairmount Park
Philadelphia Museum of Art
Eastern State Penitentiary Natl. Historic Landmark
Francisville Playground
Community College of Philadelphia
Franklin Town Square
Free Library of Philadelphia
Franklin Institute
Logan Square
Cathedral Basilica of Saints Peter and Paul
Moore College of Art & Design
Academy of Natural Sciences
Drexel Coll. of Nursing
Magee Rehabilitation Hospital
Penn Academy of Fine Arts
Chinatown
Franklin Square
Pennsylvania Convention Center
Center City
City Hall
Reading Terminal Market
The Gallery at MarketEast
Commerce Square
Mutter Museum
Phila. Stock Exchange
Westin Philadelphia
One & Two Liberty Place
Centre Square
PNC Bank Building
Hotel Sofitel
Hotel Palomar
Ritz-Carlton
Comcast Center
Rittenhouse Square
Rittenhouse
Radisson Plaza-Warwick Hotel
Hyatt at the Bellevue
Academy of Music
Kimmel Ctr. for the Performing Arts
University of the Arts
T. Jefferson Univ. Hospital
Thomas Jefferson University
Wills Eye Institute
Washington Square
Pennsylvania Hospital
Independence Natl. Historic Park
Independence Hall
Old City
Society Hill
National Constitution Center
US Mint
Southwest Center City
South Street
South Philadelphia
Italian Market Shopping Ctr.
Philadelphia Intl. Airport 8 miles
PECO Building
30th Street Station
Schuylkill River
676
30
76
611
95
3
Vine Street Expwy
Market St
Chestnut St
Walnut St
Spruce St
Lombard St
South St
Christian St
Washington Ave
Federal St
Spring Garden St
Fairmount Ave
Girard Ave
Callowhill St
Race St
Arch St
Camden
Norristown
King of Prussia
Ardmore
Chester
Cherry Hill
NEW JERSEY
PENNSYLVANIA

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3385 Princeton Road Hamilton, OH 45011	Collateral Asset Summary Bridgewater Falls	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,307,749 73.0% 1.32x 9.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3385 Princeton Road Hamilton, OH 45011	Collateral Asset Summary Bridgewater Falls	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,307,749 73.0% 1.32x 9.9%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Anchored
Sponsor:	Phillips Edison Strategic Investment		Collateral:	Fee Simple / Leased Fee
	Fund LLC		Location:	Hamilton, OH
Borrower:	Bridgewater Falls Station LLC		Year Built / Renovated:	2005-2011 / NAP
Original Balance:	$60,500,000		Total Sq. Ft.:	508,156
Cut-off Date Balance:	$60,307,749		Total Collateral Sq. Ft.(3) :	389,062
% by Initial UPB:	4.5%		Property Management:	Phillips Edison & Company, LTD
Interest Rate:	5.7005%		Underwritten NOI:	$5,963,929
Payment Date:	6th of each month		Underwritten NCF:	$5,559,223
First Payment Date:	March 6, 2012		Appraised Value:	$82,600,000
Maturity Date:	February 6, 2022		Appraisal Date:	December 15, 2011
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(27), D(89), O(4)		Most Recent NOI:	$5,344,715 (T-12 November 30, 2011)
Lockbox / Cash Management:	Hard / Springing		2nd Most Recent NOI:	$4,718,490 (December 31, 2010)
			3rd Most Recent NOI:	NAV
Reserves(1)
	Initial	Monthly	Historical Occupancy
Taxes:	$504,173	$72,025	Most Recent Occupancy(4):	94.5% (December 13, 2011)
Insurance:	$24,226	$8,075	2nd Most Recent Occupancy:	NAV
Replacement:	$0	$6,329	3rd Most Recent Occupancy:	NAV
TI/LC:	$0	$37,977	4th Most Recent Occupancy:	NAV
Required Repairs	$7,500	$0	(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
Landlord Obligations Holdback	$1,358,313	$0	(2)	Based on collateral sq. ft. of 389,062.
Account:			(3)	Excludes the JC Penney and four smaller pad sites, all of which comprise the Borrower’s leased fee interests in the relative parcels.
Rent Holdback Account:	$244,578	$0
			(4)	Based upon Total Sq. Ft. of 508,156.
Financial Information
Cut-off Date Balance / Sq. Ft. (2):		$155
Balloon Balance / Sq. Ft.(2):		$131
Cut-off Date LTV:		73.0%
Balloon LTV:		61.6%
Underwritten NOI DSCR:		1.42x
Underwritten NCF DSCR:		1.32x
Underwritten NOI Debt Yield:		9.9%
Underwritten NCF Debt Yield:		9.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3385 Princeton Road Hamilton, OH 45011	Collateral Asset Summary Bridgewater Falls	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,307,749 73.0% 1.32x 9.9%

Anchor and Major Tenant Summary
Leased Fee Tenants (Non-Collateral)	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Sq. Ft.	U/W Annual Base Rent PSF(2)	% of Owned U/W Base Rent(3)	Lease Expiration	2011 Total Sales (000s)	Sales PSF (4)	Occupancy Cost (% of Sales)
J.C. Penney	BB+/NR/BB	98,250	19.3%	$3.39	5.0%	7/31/2035	NAV	NAV	NAV
Max & Erma’s	NR/NR/NR	6,147	1.2	$17.63	1.6	9/30/2020	$1,804	$293	7.4%
Chic-Fil-A	NR/NR/NR	6,000	1.2	$14.58	1.3	1/31/2031	NAV	NAV	35.4%
Chili’s	NR/NR/NR	5,697	1.1	$17.11	1.5	8/31/2015	NAV	NAV	NAV
Huntington Bank	NR/NR/NR	3,000	0.6	$43.33	2.0	4/30/2027	NAV	NAV	NAV
Subtotal		119,094	23.4%	$6.35	11.4%

Anchor Tenants
Dick’s Sporting Goods	NR/NR/NR	50,000	9.8%	$11.75	8.8%	1/31/2021	$8,810	$176	9.3%
TJ Maxx	NR/A3/A	32,000	6.3	$10.75	5.2	10/31/2015	$6,259	$196	7.4%
Best Buy	BBB-/Baa2/BBB-	30,000	5.9	$12.85	5.8	1/31/2016	NAV	NAV	NAV
Bed Bath & Beyond	NR/NR/BBB+	29,494	5.8	$11.52	5.1	1/31/2016	NAV	NAV	NAV
Michaels	NR/B3/B-	22,433	4.4	$10.75	3.6	9/30/2015	$2,557	$114	12.4%
Petsmart	NR/NR/BB+	20,195	4.0	$14.50	4.4	1/31/2016	NAV	NAV	NAV
Subtotal		184,122	36.2%	$11.90	33.0%

Major In-Line Tenants
Old Navy	NR/NR/NR	18,800	3.7%	$14.25	4.0%	8/31/2017	$4,822	$256	6.8%
Books-A-Million	NR/NR/NR	16,400	3.2	$10.68	2.6	3/31/2014	$1,519	$93	11.5%
Staples(5)	BBB/Baa2/BBB	16,076	3.2	$12.75	3.1	8/31/2024	NAV	NAV	NAV
Factory Card & Party Outlet	NR/NR/NR	10,741	2.1	$16.25	2.6	1/31/2017	$1,125	$105	19.2%
Ulta Salon	NR/NR/NR	10,000	2.0	$19.02	2.9	8/31/2017	$3,402	$340	6.9%
Subtotal		72,017	14.2%	$14.06	15.2%

Other	Various	111,448	21.9%	$24.06	40.4%	Various		NAV	NAV
Vacant	NAP	21,475	4.2	NAP	NAP	NAP		NAP	NAP
Total/Wtd. Avg.(6)		508,156	100.0%	$16.01	100.0%
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	U/W Annual Base Rent PSF does not include rent steps or percentage rent.
(3)	Percentage of Owned U/W Base Rent is based on total occupied underwritten base rent of $6,641,646, which does not include rent steps or percentage rent.
(4)	Sales PSF are based on YE 2011 sales figures.
(5)
The Staples space is currently under renovation by the landlord and Staples is not yet in occupancy.  At loan origination, the outstanding free rent due to Staples was $148,515; this amount was deposited in a free rent reserve account.  Staples has the right to terminate its lease if the space is not delivered by landlord on or before September 30, 2012.

(6)	Weighted average U/W Annual Base Rent per sq. ft. is based on total occupied sq. ft. and does not include ground lease tenants.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3385 Princeton Road Hamilton, OH 45011	Collateral Asset Summary Bridgewater Falls	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,307,749 73.0% 1.32x 9.9%

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
2012	5	10,191	2.0%	10,191	2.0%	$29.70	4.6%	4.6%
2013	3	10,031	2.0	20,222	4.0%	$22.20	3.4	7.9%
2014	4	21,140	4.2	41,362	8.1%	$11.82	3.8	11.7%
2015	6	67,438	13.3	108,800	21.4%	$12.57	12.8	24.4%
2016	15	105,602	20.8	214.402	42.2%	$16.32	26.0	50.4%
2017	8	55,714	11.0	270,116	53.2%	$18.21	15.3	65.7%
2018	2	7,845	1.5	277,961	54.7%	$24.64	2.9	68.6%
2019	0	0	0.0	277,961	54.7%	$0.00	0.0	68.6%
2020	2	7,992	1.6	285,953	56.3%	$18.87	2.3	70.8%
2021	3	59,687	11.7	345,640	68.0%	$13.19	11.9	82.7%
2022	3	17,715	3.5	363,355	71.5%	$22.22	5.9	88.6%
Thereafter	4	123,326	24.3	486,681	95.8%	$6.13	11.4	100.0%

Vacant	NAP	21,475	4.2	508,156	100.0%	NAP	NAP
Total / Wtd. Avg.	55	508,156	100.0%			$13.65	100.0%

The Loan.    The Bridgewater Falls loan (the “Bridgewater Falls Loan”) is a $60.5 million ($155 per collateral sq. ft.) fixed rate loan secured by the Borrower’s fee simple and leased fee interests in a 508,156 sq. ft. retail power center located at 3385 Princeton Road in Hamilton, Ohio (the “Bridgewater Falls Property”).  Collateral for the Bridgewater Falls Loan includes the ground rent payments due in connection with the leased fee properties, which include a pad site that is ground leased to JCPenney (98,250 sq. ft.) and four pad sites ground leased to smaller tenants (20,844 sq. ft. in aggregate).  The total collateral square footage for the Bridgewater Falls Loan, excluding the leased fee properties, is 389,062 sq. ft.  The $60.5 million first mortgage loan has a 10-year term and amortizes based on a 30-year schedule.  The Bridgewater Falls Loan accrues interest at a fixed rate equal to 5.7005%.  Loan proceeds were used to retire existing debts of $22.7 million, establish a free rent reserve of approximately $245,000, establish an outstanding tenant improvement reserve of approximately $1.4 million, pay closing costs and fees of approximately $325,000, and return approximately $35 million to the Borrower.  The Borrower reportedly acquired the Bridgewater Falls Property out of foreclosure from Wachovia in 2009 for a reported amount of $43.25 million. Subsequently, the Borrower reportedly spent an additional $3.6 million on additional capital expenditures and soft costs.  Based on the “as-is” appraised value of $82.6 million as of December 15, 2011, the cut-off date LTV is 73.0%.

The Borrower / Sponsors.    The borrower, Bridgewater Falls Station LLC (the “Borrower”), is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The Borrower is affiliated with the borrowers under the mortgage loans identified in Annex A-1 as Fort Smith Pavilion and Parsons Village Shopping Center. The Borrower is 100% owned by Phillips Edison Strategic Investment Fund LLC (the “Sponsor”), which also serves as the non-recourse carveout guarantor.  The Sponsor is owned by Michael Phillips (6.17%), Jeffrey Edison (6.17%), Phillips Edison Limited Partnership (6.94%), Preferred Managed Risk, Ltd. (6.17%), Brown Advisory Investors 2007 – PEDF LLLP (8.86%), and 65.69% by outside investors.  Michael Phillips and Jeffrey Edison are co-founders of Phillips Edison, a real estate development and investment firm focused on retail shopping centers.  Phillips Edison is a fully-integrated company, and as of year end 2011 controlled a portfolio of approximately 26 million sq. ft. of neighborhood shopping centers across the United States. Since 1991, all of Phillips Edison’s properties were reportedly acquired and redeveloped under the leadership of Michael Phillips and Jeffrey Edison.

The Property.    The Bridgewater Falls Property is a retail power center that was constructed in phases from 2005-2011 and consists of ten, one-story buildings with a total collateral net rentable area of 389,062 sq. ft., as well as five ground-leased outparcels with improvements totaling an additional 119,094 sq. ft.  Anchor tenants include:  JCPenney (98,250 sq. ft., not collateral), Dick’s Sporting Goods (50,000 sq. ft.), TJ Maxx (32,000 sq. ft.), Best Buy (30,000 sq. ft.), Bed Bath & Beyond (29,494 sq. ft.), and Michaels (22,433 sq. ft.).  Additionally, there are several major supporting national tenants including: Petsmart (20,195 sq. ft.), Old Navy (18,800 sq. ft.), Books-A-Million (16,400 sq. ft.), Staples (16,076 sq. ft.).  The Bridgewater Falls Property is shadow anchored by a 123,700 sq. ft. Target.  The Bridgewater Falls Property was 94.5% occupied as of the rent roll dated December 13, 2011.

The Bridgewater Falls Property is located less than one mile north of State Route 129, a major east/west thoroughfare which connects with the Hamilton CBD to west and Interstate 75 approximately seven miles to the east.  Interstate 75 is a major north/south U.S. interstate highway providing access to the Cincinnati CBD approximately 20 miles to the south and Dayton to the north. State Route 4

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3385 Princeton Road Hamilton, OH 45011	Collateral Asset Summary Bridgewater Falls	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,307,749 73.0% 1.32x 9.9%

Bypass, located approximately one tenth of a mile west of the Bridgewater Falls Property, provides a direct route to the Cincinnati CBD.

The Market.    The Bridgewater Falls Property is located in Hamilton, Ohio which is part of the Cincinnati metropolitan statistical area (“MSA”).  According to the appraiser, the immediate area surrounding the Bridgewater Falls Property has experienced compound household annual growth rates from 2000-2011 of 2.53%, 1.68% and 0.94% for the one, three and five-mile radii, respectively.  Estimated average household incomes of $79,478, $71,242 and $65,131, respectively, were reported for the same radii as of 2011.

The Bridgewater Falls Property is in Fairfield Township, located east of Hamilton’s central business district (“CBD”). The area is considered a suburban location and is north of the Cincinnati CBD.  The neighborhood is located in an area of the Cincinnati MSA that includes several newer retail projects, including the Bridgewater Falls Property. Other retailers in the neighborhood include Home Depot, Wal-Mart Supercenter, Kohls, Office Depot, and HH Gregg.

According to the appraisal, growth in the neighborhood is expected to continue in the foreseeable future as development will most likely take place west of State Route 4 Bypass along Princeton Road.  The demographics of the neighborhood indicate a growing population base with income levels above the MSA as a whole.

Comparable retail properties within the immediate submarket show occupancy rates ranging from 87% to 95%.  However, the comparable properties are generally older than the Bridgewater Falls Property and are located in inferior locations.  The appraiser concluded that the stabilized occupancy of the Bridgewater Falls Property is likely to be higher than the overall market and submarket, which was attributed to the recent completion date as well as the conclusion that the Bridgewater Falls Property is the dominant and largest regional shopping center in the area.  The Bridgewater Falls Property also offers small/mid size shop space and restaurant outlots, which other power centers within the submarket generally do not offer.

The Bridgewater Falls Property is located in the Cincinnati retail market, which contained 22,187,000 sq. ft. of retail space according to a fourth quarter 2011 market report.  As of fourth quarter 2011, the overall vacancy rate was 14.5%, which represents a 0.2% decrease from third quarter 2011.  The market experienced positive net absorption in 2011 of 116,000 sq. ft.  The average rental rate for the market as of fourth quarter 2011 was $14.66 per sq. ft., which represents a $0.02 per sq. ft. increase over the previous quarter’s average rental rate of $14.64 per sq. ft.  There has been no new inventory added to the market since the first quarter of 2010.

The Bridgewater Falls Property is located in the Outer Counties retail submarket, which contained 6,694,000 sq. ft. of retail space according to a fourth quarter 2011 market report.  As of the fourth quarter of 2011, the overall vacancy rate was 18.1%, which was 0.2% higher than the third quarter of 2011.  The submarket reported a total net absorption of 14,000 sq. ft during 2011.  The average rental rate for the market as of fourth quarter 2011 was $12.39 per sq. ft., which represents a 1.1% decrease from the previous quarter’s average rental rate of $12.53 per sq. ft.  There has been no new inventory added to the market since 2008.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	12/31/2010	T-12 11/30/2011	U/W	U/W Per Sq. Ft.(1)
Base Rent(2)	NAV	$5,514,897	$5,769,284	$6,641,646	$17.07
Value of Vacant Space	NAV	$0	$0	$515,400	$1.32
Gross Potential Rent	NAV	$5,514,897	$5,769,284	$7,157,046	$18.40
Total Recoveries	NAV	$1,607,789	$1,941,726	$1,949,896	$5.01
Total Other Income	NAV	$3,653	$6,542	$5,000	$0.01
Less: Vacancy(3)	NAV	$0	$0	($622,560)	($1.60)
Effective Gross Income	NAV	$7,126,339	$7,717,552	$8,489,381	$21.82
Total Operating Expenses	NAV	$2,407,849	$2,372,837	$2,525,452	$6.49
Net Operating Income	NAV	$4,718,490	$5,344,715	$5,963,929	$15.33
TI/LC	NAV	$0	$0	$346,347	$0.89
Capital Expenditures	NAV	$0	$0	$58,359	$0.15
Net Cash Flow	NAV	$4,718,490	$5,344,715	$5,559,223	$14.29
(1)	U/W Per Sq. Ft. based on collateral sq. ft. of 389,062 sq. ft.
(2)	Historical Base Rent includes percentage rent.
(3)	U/W vacancy of 6.8% of gross potential revenue.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3385 Princeton Road Hamilton, OH 45011	Collateral Asset Summary Bridgewater Falls	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,307,749 73.0% 1.32x 9.9%

Property Management.    The Bridgewater Falls Property is managed by Phillips Edison & Company, LTD, a borrower affiliate.

Lockbox / Cash Management.    The Bridgewater Falls Loan is structured with a hard lockbox and springing cash management.  Active cash management and a full sweep of excess cash flow are triggered upon the occurrence of one of the following events: (i) an event of default under the Bridgewater Falls Loan, (ii) a bankruptcy event relating to the Borrower, Sponsor, or property manager, or (iii) the DSCR falls below 1.15x.

Initial Reserves.    At closing, the Borrower deposited (i) $504,173 into a tax reserve account, (ii) $24,226 into an insurance reserve account, (iii) $1,358,313 into an unpaid tenant improvements and leasing commissions reserve, (iv) $244,578 into a free rent holdback reserve account, and (v) $7,500 into a required repairs reserve account.

Ongoing Reserves.    On a monthly basis, the Borrower is currently required to deposit reserves of (i) $72,025 into a tax reserve account, (ii) $8,075 into an insurance reserve account, (iii) $6,329 into a capital expenditure/replacement reserve account, and (iv) $37,977 into a TI/LC reserve account, subject to a cap of $1,000,000, which cap will be reduced to $500,000 if, at any time after August 20, 2017, the DSCR is above 1.35x.

Current Mezzanine or Subordinate Interest.    None.

Future Mezzanine or Subordinate Indebtedness.    None permitted.

Master Leases.    The Bridgewater Falls Property is subject to three master leases between the Borrower and the Sponsor covering approximately 30,000 sq. ft. of rentable space at the Bridgewater Falls Property relating to leases of three tenants that signed leases for space at the Bridgewater Falls Property but are not yet in occupancy and are currently in a free rent period: Staples (16,076 sq. ft.), Charming Charlie (7,880 sq. ft.) and The Wine Guy (6,335 sq. ft.).  It is anticipated that work at each space will be complete and rent payments will commence by September 1, 2012 (Staples), May 1, 2012 (Charming Charlie) and July 1, 2012 (The Wine Guy).  $244,578 was deposited into a free rent reserve account to cover rent payments during the anticipated free rent periods.  The term of each master lease is for ten years at a rent equal to the full rental payable under each related tenant lease. Rent payments under each master lease are suspended until the earlier to occur of the following events: (i) an event of default under the Bridgewater Falls Loan or (ii) net cash flow from the Bridgewater Falls Property is insufficient to cover required debt service and reserve payments with respect to the Bridgewater Falls Loan. Each master lease terminates upon the expiration of the stated term, the related tenant (or a replacement tenant) taking occupancy and meeting certain other tenancy conditions set forth in the related master lease, or on the date that the Bridgewater Falls Loan is repaid in full.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3385 Princeton Road Hamilton, OH 45011	Collateral Asset Summary Bridgewater Falls	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,307,749 73.0% 1.32x 9.9%

Bridgewater Falls
3385 Princeton Road
Hamilton, OH 45011
Trenton
Middletown
Monroe
New Miami
Hamilton
Liberty Township
WARREN COUNTY
Mason
Fairfield
West Chester Township
Deerfield Township
Forest Park
Springdale
Glendale
Sharonville
HAMILTON COUNTY
Woodlawn
Evendale
Blue Ash
Montgomery
Wyoming
Lockland
Reading
Deer Park
Amberley
Kenwood
The Village of Indian Hill
Cincinnati
Great Miami River
Butler County Regional Airport
Cincinnati-Blue Ash Airport
Ronald Reagan Cross County Hwy
Princeton Rd
Indian Springs Center
Miami University Hamilton Campus
Fort Hamilton Hospital
Pyramid Hill Sculpture Park & Museum
Cincinnati Children's Hosp. Liberty Campus
Liberty Towne Centre
Union Centre Pavilion
The Square @ Union Centre
The Streets of West Chester
Mercy Hospital of Fairfield
Cincinnati Mall
Princeton Plaza
West Chester Plaza
Deerfield Towne Ctr.
Waterstone Center
Jewish Hospital
Kenwood Towne Ctr.
Richmond
Eaton
Dayton
Huber Heights
Trotwood
Fairborn
Beavercreek
Kettering
Xenia
Miamisburg
OHIO
INDIANA
Franklin
Centerville
Five Points
Waynesville
Oxford
Middletown
Trenton
Monroe
Lebanon
Wilmington
Hamilton
West Chester Twp.
Mason
Fairfield
Landen
Blanchester
Forest Park
Montgomery
Reading
Norwood
Milford
Cincinnati
Covington
Fort Thomas
Mt. Carmel
Florence
KENTUCKY

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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101 Fifth Avenue New York, NY 10003	Collateral Asset Summary 101 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,389,270 61.6% 1.29x 9.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

101 Fifth Avenue New York, NY 10003	Collateral Asset Summary 101 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,389,270 61.6% 1.29x 9.1%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Office – CBD
Sponsor:	Abraham Talassazan		Collateral:	Fee Simple
Borrower:	BSD Michael 101, LLC		Location:	New York, NY
Original Balance:	$52,500,000		Year Built / Renovated:	1908
Cut-off Date Balance:	$52,389,270		Total Sq. Ft.:	80,821
% by Initial UPB:	3.9%		Property Management:	Self Managed
Interest Rate:	5.3460%		Underwritten NOI:	$4,757,956
Payment Date:	6th of each month		Underwritten NCF:	$4,527,484
First Payment Date:	April 6, 2012		Appraised Value:	$85,000,000
Maturity Date:	March 6, 2022		Appraisal Date:	February 1, 2012
Amortization:	360 months
Additional Debt:	Future Mezzanine Debt Permitted		Historical NOI
Call Protection:	L(26), D(90), O(4)		Most Recent NOI:	$4,494,489 (December 31, 2011)
Lockbox / Cash Management:	Springing Hard / Springing		2nd Most Recent NOI:	$3,050,003 (December 31, 2010)
			3rd Most Recent NOI:	$3,600,086 (December 31, 2009)
Reserves(1)
	Initial	Monthly	Historical Occupancy
Taxes:	$328,367	$82,092	Most Recent Occupancy:	95.3% (June 20, 2011)
Insurance:	$8,771	$1,949	2nd Most Recent Occupancy:	80.0% (December 31, 2010)
Replacement:	$30,308	Springing	3rd Most Recent Occupancy:	74.0% (December 31, 2009)
TI/LC:	$325,000	Springing	4th Most Recent Occupancy:	NAV
Simons Foundation:	$652,800	$0	(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
Simons Foundation TI/LC:	$516,800	$0
Luma Partners TI/LC:	$80,000	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$648
Balloon Balance / Sq. Ft.:	$540
Cut-off Date LTV:	61.6%
Balloon LTV:	51.3%
Underwritten NOI DSCR:	1.35x
Underwritten NCF DSCR:	1.29x
Underwritten NOI Debt Yield:	9.1%
Underwritten NCF Debt Yield:	8.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

101 Fifth Avenue New York, NY 10003	Collateral Asset Summary 101 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,389,270 61.6% 1.29x 9.1%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Annual Base Rent Per Sq. Ft.(1)	% of Total Annual U/W Base Rent(1)	Lease Expiration
Zara USA, Inc.(2)	NR/NR/NR	23,660	29.3%	$137.36	55.9%	1/31/2021
The Simons Foundation(3)	NR/NR/NR	10,880	13.5	$56.28	10.5	7/31/2012
Morris + King Company LLC	NR/NR/NR	7,080	8.8	$58.53	7.1	8/31/2013
Velti USA, Inc.	NR/NR/NR	7,080	8.8	$43.33	5.3	10/31/2016
Subtotal / Wtd. Avg.		48,700	60.3%	$94.11	78.8%

Other	Various	28,321	35.0%	$43.45	21.2%	Various
Vacant	NAP	3,800	4.7	NAP	NAP	NAP
Total / Wtd. Avg.(4)		80,821	100.0%	$75.49	100.0%
(1)	U/W Base Rent Per Sq. Ft. and % of Total Annual U/W Base Rent include contractual rent steps through January 2013.
(2)	Zara has one, one-year extension option at fair market value, but not less than $3,600,000 per year.
(3)	The Simons Foundation has given notice that it will not renew upon lease expiration. The tenant no longer occupies its space but has subleased all of its space to Living Social, an internet company.
(4)	Weighted Average U/W Annual Base Rent Per Sq. Ft. is based on total occupied sq. ft.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(1)	% U/W Base Rent Rolling(1)	Cumulative % of U/W Base Rent(1)
MTM	0	0	0.0%	0	0.00%	$0.00	0.0%	0.0%
2012	2	10,880	13.5	10,880	13.5%	$56.28	10.5%	10.5%
2013	2	7,830	9.7	18,710	23.1%	$58.45	7.9%	18.4%
2014	3	9,840	12.2	28,550	35.3%	$38.85	6.6%	25.0%
2015	3	8,231	10.2	36,781	45.5%	$44.84	6.3%	31.3%
2016	4	13,320	16.5	50,101	62.0%	$44.01	10.1%	41.4%
2017	1	3,260	4.0	53,361	66.0%	$48.00	2.7%	44.1%
2018	0	0	0.0	53,361	66.0%	$0.00	0.0%	44.1%
2019	0	0	0.0	53,361	66.0%	$0.00	0.0%	44.1%
2020	0	0	0.0	53,361	66.0%	$0.00	0.0%	44.1%
2021	1	23,660	29.3	77,021	95.3%	$137.36	55.9%	100.0%
Thereafter	0	0	0.0	77,021	95.3%	$0.00	0.0%	100.0%
Vacant	0	3,800	4.7	80,821	100.0%	NAP	NAP
Total / Wtd. Avg.	16	80,821	100.0%			$75.49	100.00%
(1)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft., and exclude any gross up of vacant space.

The Loan.  The 101 5th Avenue loan (the “101 5th Avenue Loan”) is a $52.5 million fixed rate loan secured by the borrower’s fee simple interest in the 80,821 sq. ft., Class B CBD office building, located in New York, New York (the “101 5th Avenue Property”).  The $52.5 million first mortgage loan has a 10-year term, amortizes on a 30-year schedule and accrues interest at a fixed rate equal to 5.3460%.  Loan proceeds were used to retire an existing mortgage loan of approximately $11.2 million, pay closing costs and fees of approximately $1.6 million, fund upfront reserves of approximately $1.9 million and return equity to the sponsor of approximately $37.6 million.  Based on the appraised value of $85.0 million as of February 1, 2012 the cut-off date LTV is 61.6%.

The Borrower / Sponsors.  The borrower, BSD Michael 101, LLC (the “Borrower”) is a single purpose, bankruptcy remote New York limited liability company with two independent directors in its organizational structure.  The non-recourse carveout guarantor is Abraham Talassazan (the “Sponsor”), who owns 52.2% of the Borrower.  The remainder is owned by seven other entities, none of whom has a total ownership interest exceeding 16.7%.  Abraham Talassazan founded the Eretz Group in 2000, at which time the company began acquiring vacant land and commercial real estate holdings with a focus on value add opportunities in emerging Manhattan neighborhoods.  The Eretz Group is locally based, invests principally in New York City, and will self-manage the 101 5th Avenue Property.  The company currently has a portfolio in excess of 800,000 sq. ft. consisting of twenty properties, 16 of which are in

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

101 Fifth Avenue New York, NY 10003	Collateral Asset Summary 101 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,389,270 61.6% 1.29x 9.1%

Manhattan.  In addition to the 101 5th Avenue Property, three of the 16 properties in Manhattan are located in the Midtown South market, with one located in the Madison/Union Square submarket, the same submarket as the 101 5th Avenue Property.

The Property.    The 101 5th Avenue Property is a pre-war Class B office building with ground floor retail located in the Madison/Union Square submarket of the Midtown South market in Manhattan.  The improvements were constructed in 1908 on a 0.135 acre site and consist of an eleven-story mid-block building located directly on 5th Avenue between 17th and 18th Street with a net rentable area of 80,821 sq. ft.  Floor plates range from 5,500 sq. ft. to 7,080 sq. ft.  The 101 5th Avenue Property was 95.3% leased as of the rent roll dated June 20, 2011.

The Borrower has commenced a lobby renovation that is expected to cost approximately $500,000 and to be completed by the end of May, 2012.  The scope of the renovation includes new marble flooring and walls, a custom marble security desk, an electronic directory system, new camera system and virtual doorman system, as well as cosmetic changes to the interior of the elevators and a new HVAC system.

The basement, ground, second, and third floors total 23,660 sq. ft. and are occupied by Zara, a Spanish clothing and accessories retailer founded in 1975.  Floors four through eleven are occupied by office users, none occupying more than 11,000 sq. ft. or representing more than 10.5% of total UW annual rent.

The 101 5th Avenue Property is in a heavily-trafficked retail corridor on 5th Avenue.  Other retail tenants in a 2 block radius include H&M, Gap, Banana Republic, Esprit, Barnes & Noble, Express, J Crew, and Kenneth Cole.

Major Tenants.    The 101 5th Avenue Property was 95.3% leased by 13 tenants as of the rent roll dated June 20, 2011.  The 101 5th Avenue Property was 80.0% occupied during both 2010 and 2011, but six new or expansion leases signed in 2011 brought the occupancy up to the current level. Occupancy has increased due to six new or expansion leases consummated over the past year.  Existing office leases are primarily written on a modified full-service basis, whereby tenants pay for increases in real estate taxes over a base year plus the cost of electricity.

Zara USA, Inc. (23,660 sq. ft., 29.3% of NRA, 55.9% of underwritten occupied base rent): Zara USA, Inc. (“Zara”) is the flagship brand for Inditex SA.  Zara operates approximately 1,485 stores in major cities worldwide, as well as more than 200 Zara Kids shops in some 75 countries.  The chain sells women’s, men’s, and children’s apparel.  Zara Home, which sells home fashions, has approximately 270 stores in 25 countries.  Zara operates 7 stores in Manhattan and a total of 45 stores in the United States.  Zara’s reported revenue of 12.5 billion euro for the full year ended January 31, 2011, representing a 13.0% year-over-year growth and an overall growth of 20.4% over a two year period.  Zara accounts for more than 66% of the sales of Inditex SA, which operates 8 retailing formats with over 4,530 stores in 73 countries.

Zara has been a tenant at the 101 5th Avenue Property since 1997 and occupies the basement, ground, second, and third floors.  Zara extended its lease in August 2011 to January 31, 2021 and also expanded, taking the entire third floor (7,080 sq. ft., 8.8% of NRA), which it utilizes as storage space.  The lease is structured as a modified full-service lease, and the tenant is required to reimburse real estate taxes over a base year stop plus electric charges.  Zara USA, Inc.’s has no termination options and its rent is flat throughout its term.  The lease also provides for one, one-year extension at a rental rate equal to fair market value, but no less than $3,600,000 per year.  This store reportedly ranks fifth in terms of sales among Zara’s 49 locations in the U.S.

The Simons Foundation Inc. (10,880 sq. ft., 13.5% of NRA, 10.5% of underwritten occupied base rent):  The Simons Foundation Inc. (“Simons”) has given notice it will not renew upon lease expiration on July 31, 2012.  Simons, who is leasing the fifth floor and a portion of the sixth floor, no longer occupies its space but has subleased its space to Living Social, a web-based firm offering daily deals on handpicked experiences similar to Groupon.

The Borrower is reportedly currently negotiating with Living Social and other parties interested in the space, including Velti USA, Inc. which already occupies the building’s fourth floor (7,080 SF, 8.8% of NRA).  The lease is structured as a modified full-service lease, and the tenant is required to reimburse real estate taxes over a base year stop plus electric charges.

Morris + King Company LLC (7,080 sq. ft., 8.8% NRA; 7.1% underwritten occupied base rent): Morris + King Company LLC (“Morris + King”) is a public relations firm with a focus in strategic marketing and branding.  It offers a range of consulting and communications services, from media relations, brand marketing and crisis management to event planning, strategic counsel and analyst relations.  Morris + King has a diverse client roster, including established category leaders in luxury products and services, digital entertainment and technologies, advertising, publishing, real estate and media and entertainment, and also advises educational and cultural institutions and not-for-profit organizations.  Current and past clients include Ritz Carlton, CNBC, Susan G. Komen For the Cure, National Geographic, Remy Martin and Wikipedia.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

101 Fifth Avenue New York, NY 10003	Collateral Asset Summary 101 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,389,270 61.6% 1.29x 9.1%

Morris + King Company LLC has been a tenant since 2003 and occupies the entire eighth floor.  Its lease expires August 31, 2013 and is structured as a modified full-service lease, with the tenant required to reimburse real estate taxes over a base year stop plus electric charges.

The Market.    Per the appraiser the 101 5th Avenue Property is located in the Midtown South submarket of Manhattan, which is generally characterized by tenants in more creative fields such as fashion, art, advertising and high-tech industries.  Midtown South is further segmented into five major submarkets: SoHo, Greenwich Village/NoHo, Madison/Union Square, Hudson Square/West Village, and Chelsea.

Vacancy in the Midtown South office market continued to improve as of the third quarter of 2011, dropping 1.0% from the second quarter of 2011 to 6.1%.  The direct vacancy rate for class B space was 4.6% as of the third quarter 2011.  Midtown South’s overall asking rents of $44.65 per sq. ft. ranked third in the country in terms of highest asking rents, behind Midtown Manhattan and Washington D.C.

The Madison/Union Square submarket contains 31.3 million sq. ft. of office space and is Midtown South’s largest submarket.  As of the third quarter of 2011 the vacancy rate was 5.4% and the overall weighted average asking rent was $44.51 per sq. ft.  The class B asking rent was $45.45 per sq. ft.

The appraiser concluded that there are 28 buildings that are competitive with the 101 5th Avenue Property, which contain a total net rentable area of 3,435,244 sq. ft. of office space.  The average overall occupancy rate for these buildings was 95.9%, in line with the Class B Midtown South occupancy rate of 95.4%.  Asking rent for the competitive properties reportedly ranged from $30.00 per sq. ft. to $55.00 per sq. ft.

According to a market research report, the 101 5th Avenue Property is located in the Midtown South retail market.  As of the end of the fourth quarter of 2011, the market contained 24,255,183 sq. ft. of retail space located in 2,345 buildings.  The overall vacancy rate was 1.9%, with quoted rental rates of $82.35 per sq. ft.

Also according to a market research report, the 101 5th Avenue Property is located in the Gramercy Park submarket of the Midtown South retail market.  As the end of the fourth quarter of 2011, the Gramercy Park submarket contained 2,518,589 sq. ft. of retail space located in 244 buildings.  The overall vacancy rate was 0.3%, with quoted rental rates of $102.86 per sq. ft.

Summary of Comparable Office Properties(1)
Property	Built / Renovated	Size	% Leased	Asking Rate (Net)
101 5th Avenue	1908	80,821	95.3%	$48.00
71 5th Avenue	1907	140,000	90.0%	$37.00
80 5th Avenue	1907	132,600	100.0%	NAV
90 5th Avenue	1903/1986	100,000	30.8%	NAV
110 5th Avenue	1890/2002	170,000	100.0%	NAV
111 5th Avenue	1894	181,000	100.0%	NAV
120 5th Avenue	1924/1986	70,000	100.0%	NAV
126-128 5th Avenue	1905	103,500	100.0%	NAV
130 5th Avenue	1903	110,000	100.0%	NAV
Total / Wtd. Avg.(2)		1,007,100	91.7%	$37.00
(1) Source: Appraisal.
(2) Total / Wtd. Avg. excludes the 101 5th Avenue Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

101 Fifth Avenue New York, NY 10003	Collateral Asset Summary 101 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,389,270 61.6% 1.29x 9.1%

Summary of Comparable Retail Leases(1)
Property	Tenant	Leased Sq. Ft.(2)	Initial Rent Per Sq. Ft.	Landlord TI Per Sq. Ft.	# of Months Free Rent
125 5th Avenue	Tumi	2,000	$275.00	$0.00	0
156 5th Avenue	Nike	4,000	$267.50	$0.00	6
103 5th Avenue	Sperry Top Sider	2,400	$260.00	$0.00	6
170 5th Avenue	L’Occitane	2,500	$240.00	$0.00	6.5
110 5th Avenue	Joe Fresh	11,400	$200.00	$0.00	6
200 5th Avenue	Eataly	1,660	$350.00	$0.00	0
200 5th Avenue	Marimekko	3,770	$300.00	$0.00	6
901 Broadway	Brooks Brothers	2,712	$235.00	$0.00	6
Total / Wtd. Avg.		30,442	$245.49	$0.00	5
(1) Source: Appraisal.
(2) Leased Sq. Ft. represents ground floor space leased by tenant.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

101 Fifth Avenue New York, NY 10003	Collateral Asset Summary 101 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,389,270 61.6% 1.29x 9.1%

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	12/31/2010	12/31/2011	U/W	U/W PSF
Base Rent	$4,395,229	$3,947,929	$4,397,605	$5,767,434	$71.36
Rent Steps	0	0	0	46,604	0.58
Value of Vacant Space	0	0	0	182,400	2.26
Gross Potential Rent	$4,395,229	$3,947,929	$4,397,605	$5,996,438	$74.19
Total Recoveries	238,257	284,884	608,402	666,304	8.24
Total Other Income	0	0	1,070,000	0	0.00
Less: Vacancy(1)	0	0	(240,076)	(401,925)	(4.97)
Effective Gross Income	$4,633,486	$4,232,813	$5,835,931	$6,260,817	$77.47
Total Operating Expenses	1,033,401	1,182,810	1,341,442	1,502,862	18.59
Net Operating Income	$3,600,086	$3,050,003	$4,494,489	$4,757,956	$58.87
TI/LC	0	0	0	214,308	2.65
Capital Expenditures	0	0	0	16,164	0.20
Net Cash Flow	$3,600,086	$3,050,003	$4,494,489	$4,527,484	$56.02
(1)	U/W vacancy is equal to 6.0% of gross potential revenue.

Property Management.    101 5th Avenue Property is self-managed by the Borrower.

Lockbox / Cash Management.    The 101 5th Avenue Loan is structured with a soft lockbox (springing to a hard lockbox upon the first occurrence of a Cash Management Trigger Event) and springing cash management.  A Cash Management Trigger Event includes, generally, (i) an event of default under the 101 Fifth Avenue Loan, (ii) bankruptcy or insolvency of the Borrower, Sponsor, any property manager, or tenant Zara USA, Inc., (iii) the DSCR based on the trailing twelve month period is less than 1.10x, or (iv) upon the occurrence of any of the following related to the lease with Zara USA, Inc.: (a) the date that is 30 months prior to the expiration of the lease, unless Zara has extended its lease for a term of not less than five (5) years, (b) a default, (c) Zara fails to be in actual physical occupancy of its space, or (d) Zara gives notice that it is not intending to extend or renew its lease, or is terminating all or a portion of its leased space.  Under certain conditions specified in the 101 5th Avenue Loan documents, cash management may become inactive.  Upon the occurrence of (i), (ii) (other than with respect to tenant Zara) or (iii), above, all excess cash will be swept into a lender controlled account.  Upon the occurrence of certain conditions specified in the 101 5th Avenue Loan documents, the excess cash flow sweep will terminate.

Initial Reserves.    At closing, the borrower deposited (i) $328,367 into a tax reserve account, (ii) $8,771 into an insurance reserve account, (iii) $30,308 into a capital expenditure account, (iv) $325,000 into a rollover reserve account, (v) $652,800 into a Simons Foundation reserve account, which funds are to be held until such time as the borrower replaces Simons Foundation pursuant to a replacement lease with a replacement tenant and such replacement tenant is in occupancy and is paying full unabated rent pursuant to its replacement lease, (vi) $516,800 into a Simons Foundation rollover account, which funds are to be used to pay rollover costs with respect to any replacement lease for the space currently leased to Simons Foundation, and (vii) $80,000 into the LUMA Partners rollover account, which funds shall be used to pay rollover costs with respect to the LUMA Partners lease.

Ongoing Reserves.    On a monthly basis, the Borrower is currently required to deposit reserves of (i) $82,092 into a tax reserve account, (ii) $1,949 into an insurance reserve account, (iii) $1,684 into a capital expenditure account (capped at $60,616) if the Borrower draws upon the initial capital expenditure deposit, (iv) $13,470 into a rollover reserve account (capped at $750,000) if the Borrower draws upon the initial rollover deposit, and (v) during the continuance of a certain events related to the Zara lease, excess cash flow shall be deposited into the Zara rollover account to be used for rollover costs related to one or more replacement leases with respect to the space currently leased to Zara, provided, however, in lieu of the excess cash sweep, Borrower has the option to deposit with lender cash or a Letter of Credit.

Current Mezzanine or Subordinate Interest.    None.

Future Mezzanine or Subordinate Indebtedness.    Mezzanine financing from a qualified mezzanine lender secured by the direct or indirect ownership interests in the Borrower is permitted subject to satisfaction of the requirements set forth in the 101 5th Avenue loan documents, which include, among other conditions, (i) the aggregate DSCR being above 1.25x and (ii) the aggregate LTV being not greater than 62.0%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

101 Fifth Avenue New York, NY 10003	Collateral Asset Summary 101 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,389,270 61.6% 1.29x 9.1%

Condominium Conversion and Partial Release.  The Borrower is permitted to convert the 101 5th Avenue Property to a condominium regime, consisting of one retail unit and one office unit, subject to the satisfaction of the requirements set forth in the 101 Fifth Avenue loan documents which include, among other conditions, approval by lender of the conversion documents.  Subsequent to the conversion of the Property to the condominium regime, the Borrower is permitted to obtain a release of either of the retail unit or office unit by defeasing such portion of the 101 Fifth Avenue Loan in an amount equal to 115% of the allocated loan amount (as determined by lender at such time in accordance with the terms of the loan documents) of such unit being defeased.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

101 Fifth Avenue New York, NY 10003	Collateral Asset Summary 101 Fifth Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,389,270 61.6% 1.29x 9.1%

101 5th Avenue
101 Fifth Avenue
New York, NY 10003
Garment Dist.
Chelsea
Flatiron District
Meatpacking District
West Village
Greenwich Village
East Village
NoHo
SoHo
Nolita
Little Italy
Lower East Side
Tribeca
Stuyvesant Town
Lincoln Tunnel
Holland Tunnel
Hudson River
FDR Drive
Macy's
Madison Square Park
Union Square
Washington Square
New York University
Tompkins Square Park
Gramercy Park
Stuyvesant Square
Flatiron Building
Empire State Building
General Post Office
Madison Square Garden
Fashion Institute of Technology
Metropolitan Life Building
Grace Church
Cooper Union
The Public Theater
Washington Arch
Forbes Galleries
Jefferson Market Library
New Museum of Contemporary Art
Museum of Comic and Cartoon Art
Lower East Side Tenement Museum
NYC Fire Museum
Con Edison Building
Baruch College
Manhattan
Hoboken
Jersey City
Brooklyn
Queens
New York City
Secaucus
Weehawken
Union City
North Bergen
West New York

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Various	Collateral Asset Summary Tharaldson Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,491,809 66.3% 1.43x 12.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Tharaldson Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,491,809 66.3% 1.43x 12.6%

Mortgage Loan Information			Prperty Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance		Property Type:	Hospitality-Limited Service
Sponsor:	Tharaldson Family, Inc.		Collateral:	Fee Simple
Borrower:	R.I. Heritage Inn of Dayton, Inc., C.Y.		Location:	Various
	Heritage Inn of Rancho Cucamonga, Inc.,		Year Built / Renovated:	2005-2009 / NAP
	Heritage Inn of Rancho Cucamonga, Inc.,		Total Rooms:	533
	R.I. Heritage Inn of Corona, Inc., Midwest		Property Management:	Tharaldson Hospitality Management,
	Heritage Inn of San Bernardino, Inc.			LLC
Original Balance:	$40,550,000		Underwritten NOI:	$5,089,727
Cut-off Date Balance:	$40,491,809		Underwritten NCF:	$4,499,202
% by Initial UPB:	3.0%		Appraised Value:	$61,100,000
Interest Rate:	6.036%		Appraisal Date:	Various
Payment Date:	6th of each month
First Payment Date:	May 6, 2012		Historical NOI
Maturity Date:	April 6, 2022		Most Recent NOI:	$5,098,423 (December 31, 2011)
Amortization:	300		2nd Most Recent NOI:	$4,477,769 (December 31, 2010)
Additional Debt:	None		3rd Most Recent NOI:	$3,683,466 (December 31, 2009)
Call Protection:	L(25), D(92), O(3)
Lockbox / Cash			Historical Occupancy
Management:	Hard / Springing		Most Recent Occupancy:	73.1% (December 31, 2011)
			2nd Most Recent Occupancy:	72.0% (December 31, 2010)
Reserves(1)			3rd Most Recent Occupancy:	60.0% (December 31, 2009)
	Initial	Monthly	(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
Taxes:	$156,690	$62,475
Insurance:	$235,683	Springing
Immediate Repairs:	$17,000	$0
FF&E:	$0	1/12 of 4% of Gross Income

Financial Information
Cut-off Date Balance / Room:		$75,970
Balloon Balance / Room:		$58,982
Cut-off Date LTV:		66.3%
Balloon LTV:		51.5%
Underwritten NOI DSCR:		1.62x
Underwritten NCF DSCR:		1.43x
Underwritten NOI Debt Yield:		12.6%
Underwritten NCF Debt Yield:		11.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Tharaldson Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,491,809 66.3% 1.43x 12.6%

Property Summary
Property Name	Location	Borrower	# Keys	Year Built/Ren.	Note Amount	Appraised Value	Occupancy
Rancho Cucamonga/Ontario Courtyard by Marriott	Rancho Cucamonga, CA	C.Y. Heritage Inn of Rancho Cucamonga, Inc.	117	2006/NAP	$9,600,000	$14,200,000	72.0%
Dayton Residence Inn	Dayton, OH	R.I. Heritage Inn of Dayton, Inc.	105	2009/NAP	$8,600,000	$12,300,000	77.6%
Rancho Cucamonga/Ontario Hilton Garden Inn	Rancho Cucamonga, CA	Heritage Inn of Rancho Cucamonga, Inc.	122	2006/NAP	$8,000,000	$13,000,000	66.0%
Corona Residence Inn	Corona, CA	R.I. Heritage Inn of Corona, Inc.	95	2005/NAP	$7,450,000	$11,700,000	82.3%
San Bernardino Fairfield Inn	San Bernardino, CA	Midwest Heritage Inn of San Bernardino, Inc.	94	2006/NAP	$6,900,000	$9,900,000	69.2%
Total / Wtd. Avg.:			533		$40,550,000	$61,100,000	73.4%

The Loan.    The Tharaldson Portfolio loan group (the “Tharaldson Portfolio Loan Group”) is comprised of five individual cross-collateralized and cross-defaulted fixed rate loans totaling $40.55 million (each, a Tharaldson Portfolio Loan, collectively, the “Tharaldson Portfolio Loans”).  Each individual loan is secured by the related borrower’s fee simple interest in a limited service hotel (each a “Property” and together the “Tharaldson Portfolio Properties”) as detailed in the Property Summary table above. The Tharaldson Portfolio Loans have 10-year terms and amortize on 25-year schedules.  The Tharaldson Portfolio Loans each accrue interest at a fixed rate equal to 6.0360%.  Loan proceeds were used to refinance existing debt on the Tharaldson Portfolio Properties of approximately $32.7 million, pay closing costs of approximately $1.5 million, and return equity to the sponsor in the amount of $6.34 million. Based on the sponsor’s total reported cost basis in the Tharaldson Portfolio Properties of $54.1 million, the Tharaldson Portfolio Loan Group represents an aggregate loan to cost ratio of 74.9%.  Based on the “as is” aggregate appraised value of $61.1 million, the aggregate cut-off date LTV is 66.3%.

The Borrower / Sponsor.     The borrowers are five single purpose corporations (as identified in the Property Summary table above), each structured to be bankruptcy remote, each with two independent directors in its organizational structure (each, a “Borrower”, collectively, the “Borrowers”).  The Borrowers are 100% owned by Tharaldson Family, Inc, which also serves as the non-recourse carveout guarantor for the Tharaldson Portfolio Loans (the “Sponsor”).  The Sponsor reported net worth of $132.0 million and liquidity of $2.5 million as of March 1, 2012.  The loan documents require the Sponsor to maintain a minimum net worth of $50.0 million. Gary Tharaldson is the founder of Tharaldson Family, Inc. and is also the founder of Tharaldson Hospitality Management, LLC, which manages 19 limited-service hotels across the United States.  Gary Tharaldson entered the hospitality business in 1982 and has since reportedly developed and/or acquired a portfolio of 350 limited service hotels. In 1999, Gary Tharaldson sold 200 hotels to the employees of Tharaldson in what was at the time the largest employee stock ownership plan in the history of the United States.  Later, 143 of the hotels were sold to Whitehall Global Real Estate (an affiliate of Goldman Sachs) for $1.25 billion. Prior to the two sales, Tharaldson Family, Inc. was the largest privately owned hotel company in the US.  Six hotel assets were retained by the Sponsor, which has since developed 18 additional limited-service hotel properties. The Sponsor maintains ownership of 19 of these 24 properties, including the Tharaldson Portfolio Properties.

The Properties.

Rancho Cucamonga/Ontario Courtyard by Marriott (23.7% of the Tharaldson Portfolio Loan Group)

Property Information. The Rancho Cucamonga/Ontario Marriott Courtyard Property is a four story, limited service hotel located in Rancho Cucamonga, San Bernardino County, California, 35 miles east of downtown Los Angeles, one-half mile west of Interstate 15 and approximately one mile north of Interstate 10. The Rancho Cucamonga/Ontario Marriott Courtyard Property is bordered to the west by the Rancho Cucamonga/Ontario Hilton Garden Inn (another of the Tharaldson Portfolio Properties) and a Homewood Suites (not one of the Tharaldson Portfolio Properties), both of which are owned by the Sponsor. The improvements were constructed in 2006 and include 117 guest rooms (73 king, 32 queen-queen, 8 executive king, and 4 one-bedroom suites) with an average size of 350 sq. ft.  The multi-room suite layouts also include larger bathrooms. Guestrooms feature a dresser with a flat-panel television, a work desk, an armchair sofa, bedside tables and lighting fixtures. In-room amenities include high-speed wired/wireless internet access, a telephone with voicemail and data port, an alarm clock, an iron and ironing board, and a coffee maker. The Rancho Cucamonga/Ontario Marriott Courtyard Property contains one meeting room with approximately 640 sq. ft. Property amenities include a fitness center, restaurant, a bar and lounge, guest laundry facility, an indoor swimming pool and spa, a business center, and vending areas. The Rancho Cucamonga/Ontario Marriott Courtyard Property is subject to a franchise agreement with Marriott International, Inc., which extends to June, 2031 with one 10-year renewal option.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Tharaldson Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,491,809 66.3% 1.43x 12.6%

The Market. The Rancho Cucamonga/Ontario Marriott Courtyard Property is located in Rancho Cucamonga, California, in the region commonly referred to as the Inland Empire. The Inland Empire also refers to the Riverside-San Bernardino-Ontario metropolitan statistical area, which covers more than 27,000 square miles and is home to over 4 million people. As such, it is the 13th most populous metropolitan area in the United States and the third largest in the state of California. The Inland Empire has historically been a major center of agriculture, including citrus, dairy and wine-making. Some of the nation’s largest manufacturing companies have chosen the Inland Empire for their distribution facilities including Toyota Motor Corporation’s North American Parts and Logistics Distribution center and Whirlpool’s 1.7 million square foot distribution center. Commercial demand in the area is driven primarily by the manufacturing and distributions industries in the area, as well as the proximity to the LA/Ontario International Airport and the Ontario Convention Center. Demand segmentation for the Rancho Cucamonga/Ontario Marriott Courtyard Property was estimated by the appraiser to be 70% commercial, 10% meeting and group and 20% leisure, with estimated market-wide demand of 65% commercial, 17% meeting and group and 18% leisure.

Operating Performance. According to a travel research company, the Residence Inn Dayton Property has historically outperformed the selected competitive set in terms of occupancy, ADR and RevPAR since at least 2009 (prior data was not available).

Historical Occupancy, ADR, and RevPAR(1)
Rancho Cucamonga/Courtyard	T-12 Dec. 2009	T-12 Dec. 2010	T-12 Dec. 2011
Occupancy	60.3%	67.5%	72.3%
ADR	$105.64	$99.47	$104.88
RevPAR	$63.65	$67.13	$75.80
Competitive Set(2)	T-12 Dec. 2009	T-12 Dec. 2010	T-12 Dec. 2011
Occupancy	57.7%	66.3%	69.3%
ADR	$95.30	$87.45	$89.14
RevPAR	$55.00	$58.00	$61.82
Penetration	T-12 Dec. 2009	T-12 Dec. 2010	T-12 Dec. 2011
Occupancy	104.4%	101.8%	104.2%
ADR	110.8%	113.7%	117.7%
RevPAR	115.7%	115.7%	122.6%
(1)	Source: travel research report.
(2)
Competitive Set includes: aloft Hotel Ontario Rancho Cucamonga, Four Points Ontario Rancho Cucamonga, Hyatt Place Ontario Mills, Hampton Inn & Suites Ontario and Holiday Inn Express & Suites Ontario Mills Mall

Dayton Residence Inn (21.2% of the Tharaldson Portfolio Loan Group)

Property Information. The Dayton Residence Inn Property is a four-story, limited service, extended-stay hotel located in Dayton, Ohio, approximately seven miles north of the Dayton CBD, four miles south of the Dayton International Airport and one mile south of the intersection of Interstate 70 and Interstate 75. The improvements were constructed in 2009 and include 105 guest rooms (42 studio suites, 25 one-bedroom suites, 16 one-bedroom suites with fireplace, and 22 two-bedroom suites) that are configured with separate living and bedroom areas separated by a privacy wall. Guest suites feature either a king size bed or two queen size beds. Deluxe rooms, available for a premium rate, offer a whirlpool tub. The Dayton Residence Inn Property features a breakfast dining area, 600 square feet of meeting space, an indoor pool, an indoor whirlpool, an exercise room a business center, an outdoor picnic area, a sport court, vending area, and a guest laundry room. The Dayton Residence Inn Property is subject to a franchise agreement with Marriott International, Inc., which extends to July, 2029 with no renewal options.

The Market. The Residence Inn Dayton Property is located in northern Dayton, Butler Township, Ohio. Dayton is the sixth largest city in the state and located in southwestern Ohio on the Miami River, approximately 60 miles north of Cincinnati. The Wright-Patterson Air Force Base is the largest employer in the region with over 27,000 employees, and includes the headquarters of the Air Force logistics Command, Air Force Material Command, and the Aeronautical Systems Division. Healthcare is the second largest employment industry in the area. Manufacturing continues to be a significant contributor to the area economy. In addition, in 2011 Caterpillar constructed a $69 million distribution facility and GE Aviation is currently developing a $50 million research facility.  The Dayton International Airport recorded 2,528,723 passengers in 2011, a 0.2% decrease in passenger traffic from 2010. The Greater Dayton region is home to a number of higher education institutions including Miami of OH University, University of Dayton, Wright State University, Kettering College of Medical Arts, and Antioch College. Demand segmentation for the Dayton Residence Inn Property was estimated by the appraiser to be 35% commercial, 10% meeting and group, 15% leisure and 40% extended stay. The reported market-wide demand segmentation was 52% commercial, 12% meeting and group, 23% leisure and 14% extended stay.

Operating Performance. According to a travel research company, the Residence Inn Dayton Property has historically outperformed the selected competitive set in terms of occupancy, ADR and RevPAR since at least 2009 (prior data was not available).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Tharaldson Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,491,809 66.3% 1.43x 12.6%

Historical Occupancy, ADR, and RevPAR(1)
Dayton Residence Inn	T-12 Dec. 2009	T-12 Dec. 2010	T-12 Dec. 2011
Occupancy	57.3%	75.0%	77.6%
ADR	$86.97	$86.15	$92.57
RevPAR	$49.83	$64.63	$71.81
Competitive Set(2)	T-12 Dec. 2009	T-12 Dec. 2010	T-12 Dec. 2011
Occupancy	53.1%	54.2%	56.9%
ADR	$78.97	$78.65	$79.97
RevPAR	$41.95	$42.63	$45.52
Penetration	T-12 Dec. 2009	T-12 Dec. 2010	T-12 Dec. 2011
Occupancy	107.9%	138.4%	136.3%
ADR	110.1%	109.5%	115.8%
RevPAR	118.8%	151.6%	157.8%
(1)	Source: travel research report.
(2)
Competitive Set includes: Courtyard Dayton North, Drury Inn & Suites Dayton North, Hampton Inn Suites Dayton Vandalia, Towneplace Suites Dayton North, Country Inn and Suites Dayton North, Hawthorn Suites by Wyndham Dayton North, and Ramada Plaza Dayton.

Rancho Cucamonga/Ontario Hilton Garden Inn (19.7% of the Tharaldson Portfolio Loan Group)

Property Information. The Rancho Cucamonga/Ontario Hilton Garden Inn Property is a four story limited service hotel located in Rancho Cucamonga, San Bernardino County, California, 35 miles east of downtown Los Angeles, one-half mile west of Interstate 15 and approximately one mile north of Interstate 10 . The Rancho Cucamonga/Ontario Hilton Garden Inn Property is bordered to the west by the Rancho Cucamonga/Ontario Marriott Courtyard Property (another of the Tharaldson Portfolio Properties) and a Homewood Suites (not one of the Tharaldson Portfolio Properties), both of which are owned by the Sponsor. The improvements were constructed in 2006 and include 122 guest rooms (85 king, 33 queen-queen, and 4 one-bedroom suites) with an average 350 sq. ft., and range in configuration from standard rooms with one king bed or two queen beds, to four suites with multi-room layouts including larger bathrooms. The Rancho Cucamonga/Ontario Hilton Garden Inn Property contains one meeting room with 1,323 sq. ft. Amenities include a fitness center, a breakfast area, a lounge, guest laundry facility, and an indoor swimming pool and spa, a business center, and vending areas. The Rancho Cucamonga/Ontario Hilton Garden Inn Property is subject to a franchise agreement with Hilton Inns Inc., which extends to April, 2025 with no renewal options.

The Market. The Rancho Cucamonga/Ontario Hilton Garden Inn Property is also located in Rancho Cucamonga, California, in the region commonly referred to as the Inland Empire. The Inland Empire also refers to the Riverside-San Bernardino-Ontario metropolitan statistical area, which covers more than 27,000 square miles and is home to over 4 million people. As such, it is the 13th most populous metropolitan area in the United States and the third largest in the state of California. The Inland Empire has historically been a major center of agriculture, including citrus, dairy and wine-making. Some of the nation’s largest manufacturing companies have chosen the Inland Empire for their distribution facilities including Toyota Motor Corporation’s North American Parts and Logistics distribution center and Whirlpool’s 1.7 million square foot distribution center. Commercial demand in the area is driven primarily by the manufacturing and distributions industries in the area, as well as the proximity to the LA/Ontario International Airport and the Ontario Convention Center.  Demand segmentation for the Rancho Cucamonga/Ontario Hilton Garden Inn Property was estimated by the appraiser to be 70% commercial, 20% meeting and group and 10% leisure with estimated market-wide demand of 65% commercial, 17% meeting and group and 18% leisure.

Operating Performance. According to a travel research company, the Rancho Cucamonga/Ontario Hilton Garden Inn Property has historically outperformed the selected competitive set in terms of occupancy, ADR and RevPAR since at least 2009 (prior data was not available).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Tharaldson Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,491,809 66.3% 1.43x 12.6%

Historical Occupancy, ADR, and RevPAR(1)
Rancho Cucamonga/Hilton Garden Inn	T-12 Dec. 2009	T-12 Dec. 2010	T-12 Dec. 2011
Occupancy	55.8%	67.4%	65.6%
ADR	$110.70	$99.26	$106.89
RevPAR	$61.79	$66.94	$70.07
Competitive Set(2)	T-12 Dec. 2009	T-12 Dec. 2010	T-12 Dec. 2011
Occupancy	58.2%	63.8%	66.5%
ADR	$88.14	$82.95	$84.26
RevPAR	$51.31	$52.93	$56.04
Penetration	T-12 Dec. 2009	T-12 Dec. 2010	T-12 Dec. 2011
Occupancy	95.9%	105.7%	98.6%
ADR	125.6%	119.7%	126.9%
RevPAR	120.4%	126.5%	125.0%
(1)	Source: travel research report.
(2)
Competitive Set includes: aloft Hotel Ontario Rancho Cucamonga, Four Points Ontario Rancho Cucamonga, Hyatt Place Ontario Mills, Hampton Inn Suites Ontario, Sheraton Hotel Ontario Airport, La Quinta Inn & Suites Ontario Airport, and Holiday Inn Express & Suites Ontario Airport Mills.

Corona Residence Inn (18.4% of the Tharaldson Portfolio Loan Group)

Property Information. The Corona Residence Inn Property is a four-story limited service hotel located in Corona, California, 40 miles east of downtown Los Angeles and less than one mile from the intersection of Interstate 15 and the Riverside Freeway (Route 91). The Corona Residence Inn Property is located approximately 20 miles south of Ontario, CA and 25 miles east of Anaheim, CA. The improvements were constructed in 2005 and include 95 guest suites (43 studio suites, 37 one-bedroom suites and 15 two-bedroom suites) ranging in size from 470 sq. ft. to 750 sq. ft. Guestrooms feature a dresser with a flat-panel television, a work desk, an armchair sofa, bedside tables and lighting fixtures. In-room amenities include high-speed wired/wireless internet access, a telephone with voicemail and data port, an alarm clock, an iron and ironing board, and a coffee maker. Suites also include a kitchen with microwave, full-size refrigerator, two-or four-burner stove, dishwasher, and cooking and dining utensils. Hotel amenities include an indoor pool, whirlpool, a breakfast room, a gift shop, a fitness room, an outdoor sport court and 228 sq. ft. of meeting space. The Corona Residence Inn Property is subject to a franchise agreement with Marriott International, Inc., which extends to May, 2035 with one 10-year renewal option.

The Market. The Corona Residence Inn Property is located in Corona, California, in the region commonly referred to as the Inland Empire. The Inland Empire also refers to the Riverside-San Bernardino-Ontario metropolitan statistical area, which covers more than 27,000 square miles and is home to over 4 million people. As such, it is the 13th most populous metropolitan area in the United States and the third largest in the state of California. The Inland Empire has historically been a major center of agriculture, including citrus, dairy and wine-making. Some of the nation’s largest manufacturing companies have chosen the Inland Empire for their distribution facilities including Toyota Motor Corporation’s North American Parts and Logistics distribution center and Whirlpool’s 1.7 million square foot distribution center. According to the appraiser, commercial demand in the area is driven primarily by the local corporations and government entities including Kaiser Permanente, Stater Bros., Watson Pharmaceuticals, Centex, Ryland Homes, and March Air Reserve Base. The appraiser anticipates that the commercial segment will continue to grow steadily for the foreseeable future. Demand segmentation for the Corona Residence Inn Property was estimated to be 45% extended stay, 20% commercial, 20% meeting and group and 15% leisure with estimated market-wide demand of 17% extended stay, 39% commercial, 17% meeting and group and 27% leisure.

Operating Performance. According to a travel research company, the Corona Residence Inn Property has historically outperformed the selected competitive set in terms of occupancy, ADR and RevPAR since at least 2009 (prior data was not available). For the Trailing-12 period ended December 31, 2011 the Corona Residence Inn Property achieved 82.3% occupancy. Overall reported RevPAR penetration has been above 170% since 2009.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Tharaldson Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,491,809 66.3% 1.43x 12.6%

Historical Occupancy, ADR, and RevPAR(1)
Residence Inn Corona	T-12 Dec. 2009	T-12 Dec. 2010	T-12 Dec. 2011
Occupancy	65.0%	80.5%	82.2%
ADR	$106.33	$89.69	$95.99
RevPAR	$69.12	$72.16	$78.95
Competitive Set(2)	T-12 Dec. 2009	T-12 Dec. 2010	T-12 Dec. 2011
Occupancy	39.2%	50.8%	56.7%
ADR	$86.96	$79.02	$78.43
RevPAR	$34.05	$40.11	$44.50
Penetration	T-12 Dec. 2009	T-12 Dec. 2010	T-12 Dec. 2011
Occupancy	166.0%	158.5%	145.0%
ADR	122.3%	113.5%	122.4%
RevPAR	203.0%	179.9%	177.4%
(1)	Source: travel research report.
(2)	Competitive Set includes: SpringHill Suites Corona Riverside, Holiday Inn Express & Suites Corona, Best Western Kings Inn and Hampton Inn Norco Corona North

A development agreement affecting the Corona Residence Inn Property restricts the use of such property to a hotel operated either (i) under a franchise with a franchisor and a hotel reasonably equivalent in quality as reasonably determined by the developer as what is being maintained as of the date of the closing of the Tharaldson Portfolio Loans or (ii) with no franchise as long as the property is being maintained as a hotel reasonably equivalent in quality as reasonably determined by the developer as what is being maintained as of the date of the closing of the Tharaldson Portfolio Loans.

San Bernardino Fairfield Inn (17.0% of the Tharaldson Portfolio Loan Group)

Property Information. The San Bernardino Fairfield Inn Property is a three-story limited service hotel located in San Bernardino, California, 55 miles southeast of downtown Los Angeles, adjacent to Interstate 10 approximately one mile west of the intersection of I-10 and I-215, and approximately two miles southeast of downtown San Bernardino. The improvements were constructed in 2006 and include 94 guest rooms consisting of 65 standard rooms and 29 suites with an average size of 450 sq. ft.  The suites are configured with separate living and bedroom areas separated by a privacy wall. Guest suites feature either a king size bed or two queen size beds. Guestrooms feature a dresser with a 32-inch flat-panel television, a work desk with chair, bedside tables, lighting fixtures, and a coffeemaker, as well as an iron and ironing board. In-room amenities include wireless, high-speed Internet access and a telephone with voicemail and data port. Suites, which are available for a premium rate, feature a larger living space with a sofa bed, as well as additional amenities such as a microwave and a small refrigerator. Amenities include an indoor pool, a whirlpool, a fitness center, and a breakfast area. The San Bernardino Fairfield Inn Property is subject to a franchise Agreement with Marriott International, Inc., which extends to September, 2026 with no extension options.

The Market. The San Bernardino Fairfield Inn Property is located in San Bernardino, California, in the region commonly referred to as the Inland Empire. The Inland Empire also refers to the Riverside-San Bernardino-Ontario metropolitan statistical area, which covers more than 27,000 square miles and is home to over 4 million people. As such, it is the 13th most populous metropolitan area in the United States and the third largest in the state of California. The Inland Empire has historically been a major center of agriculture, including citrus, dairy and wine-making. Some of the nation’s largest manufacturing companies have chosen the Inland Empire for their distribution facilities including Toyota Motor Corporation’s North American Parts and Logistics distribution center and Whirlpool’s 1.7 million square foot distribution center.  Commercial demand in the immediate area is driven primarily by the local corporations and government entities including US Marine Corps Air Ground Combat Center, Fort Irwin and March Air Force Base, University of California Riverside, and the LA/Ontario International Airport as well as local area companies such as Stater Bros., Ashley Furniture, Bridgestone, Kaiser Permanente and Wells Fargo. Demand segmentation for the San Bernardino Fairfield Inn Property was estimated by the appraiser to be 70% commercial, 20% meeting and group and 10% leisure with estimated market-wide demand of 60% commercial, 21% meeting and group and 19% leisure.

Operating Performance. The San Bernardino Fairfield Inn Property has historically outperformed the selected competitive set in terms of occupancy, ADR and RevPAR since at least 2009 (prior data was not available). For the T-12 period ended December 31, 2011 the San Bernardino Fairfield Inn Property achieved 69.2% occupancy.  Overall reported RevPAR penetration has been above 135% since 2009.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Tharaldson Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,491,809 66.3% 1.43x 12.6%

Historical Occupancy, ADR, and RevPAR(1)
San Bernardino Fairfield Inn	T-12 Dec. 2009	T-12 Dec. 2010	T-12 Dec. 2011
Occupancy	61.5%	70.2%	69.2%
ADR	$97.95	$87.32	$91.65
RevPAR	$60.27	$61.34	$63.39
Competitive Set(2)	T-12 Dec. 2009	T-12 Dec. 2010	T-12 Dec. 2011
Occupancy	51.8%	55.5%	59.0%
ADR	$77.22	$77.43	$78.56
RevPAR	$40.00	$42.94	$46.37
Penetration	T-12 Dec. 2009	T-12 Dec. 2010	T-12 Dec. 2011
Occupancy	118.8%	126.7%	117.2%
ADR	126.8%	112.8%	116.7%
RevPAR	150.7%	142.8%	136.7%
(1)	Source: travel research report.
(2)
Competitive Set includes: Country Inn & Suites San Bernardino Redlands, Hampton Inn Suites Colton San Bernardino Area, Hilton Garden Inn San Bernardino, Holiday Inn Express Colton, La Quinta Inns & Suites San Bernardino and Hampton Inn Suites Highland.

Cash Flow Analysis.

Portfolio Cash Flow Analysis
	12/31/2009	12/31/2010	12/31/2011	U/W	U/W per Room
Occupancy	60.0%	72.0%	73.07%	72.18%
ADR	$104.29	$92.82	$99.21	$100.25
RevPAR	$62.57	$66.79	$72.49	$72.37

Room Revenue	$10,858,731	$12,992,796	$14,103,409	$14,078,645	$26,414
F&B Revenue	408,693	195,020	385,490	385,490	723
Other Revenue	246,270	496,425	319,592	298,991	561
Total Dept. Revenues	$11,513,694	$13,684,241	$14,808,491	$14,763,127	$27,698
Total Dept. Expenses	3,170,637	3,928,411	3,801,742	3,761,747	7,058
Total Dept. Profit	$8,343,058	$9,755,830	$11,006,749	$11,001,380	$20,640
Total Undistributed Expenses	3,817,280	4,471,024	4,966,345	4,944,002	9,276
Total Fixed Expenses	842,311	807,036	941,981	967,652	1,815
Net Operating Income	$3,683,466	$4,477,769	$5,098,423	$5,089,727	$9,549
FF&E	460,548	547,370	592,340	590,525	1,108
Net Cash Flow	$3,222,918	$3,930,400	$4,506,083	$4,499,202	$8,441

Property Management.    The Tharaldson Portfolio Properties are managed by Tharaldson Hospitality Management LLC, an affiliate of the Borrower.

Lockbox / Cash Management.    The Tharaldson Portfolio Loans are each structured with a hard lockbox and springing cash management.  Active cash management (with excess cash flow disbursed to the Borrowers) is triggered upon the DSCR falling below 1.25x (on a portfolio basis). Active cash management and a full sweep of excess cash flow are triggered upon (i) an event of default under any of the Tharaldson Portfolio Loans, (ii) bankruptcy or insolvency of the Borrower, Sponsor or property manager, or (iii) the DSCR falling below 1.15x (on a portfolio basis).

Initial Reserves.    At closing, the Borrower deposited (i) $156,690 into a tax reserve account, (ii) $235,683 into an insurance reserve account, and (iii) $17,000 into an immediate repairs account, comprised of $5,375 for immediate repairs at the Rancho Cucamonga/Ontario Marriot Courtyard Property and $11,625 for immediate repairs at the Dayton Residence Inn Property.

Ongoing Reserves.    On a monthly basis, the Borrowers are required to deposit reserves of (i) $62,475 into a monthly tax reserve account, (ii) if either (a) there is an event of default under the loan documents, (b) the Borrower fails to provide proof of payment of insurance premiums, or (c) the Borrower fails to continue to finance insurance premiums, 1/12 of the expected annual insurance premiums into a monthly insurance account, and  (iii) 1/12 of 4.00% of the prior calendar year’s gross income from operations into an FF&E reserve account.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Tharaldson Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,491,809 66.3% 1.43x 12.6%

Current Mezzanine or Subordinate Indebtedness    None.

Future Mezzanine or Subordinate Indebtedness Permitted.     None permitted.

Partial Release.  The Tharaldson Portfolio Loan documents permit  each Borrower to obtain a release of its related Tharaldson Portfolio Property from the lien of the related mortgage, subject to, among other things, (i) delivery of defeasance collateral in an amount equal to the lesser of (a) 125% of the principal and interest scheduled to be due under the released borrower’s note from the loan closing date until the open prepayment commencement date and (b) the undefeased payments (which means, as of the release date, the aggregate amount of principal and interest scheduled to be due on each payment date and on the open prepayment commencement date for each of the original crossed notes, less the aggregate of principal and interest due on each payment date and on the open prepayment commencement date under any defeased note), (ii) determination by lender that the DSCR after the release is at least equal to the greater of (a) 1.45x and (b) the DSCR as of the date immediately preceding the release and (iii) immediately following the release, the LTV is not greater than the lesser of (a) 70% and (b) the LTV as of the date immediately preceeding the release.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Tharaldson Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,491,809 66.3% 1.43x 12.6%

Upland
Rancho Cucamonga
Fontana
Rialto
San Bernardino
Highland
Redlands
Mentone
Yucaipa
Colton
Loma Linda
Grand Terrace
Bloomington
Ontario International Airport
Chino
Ontario
San Bernardino County
Glen Avon
Sunnyslope
Highgrove
Rubidoux
Mira Loma
Pedley
Riverside
Norco
Corona
Woodcrest
Riverside County
Moreno Valley
San Timoteo Canyon
Foothill Fwy
San Bernardino Fwy
Pomona Fwy
Moreno Valley Fwy
Riverside Fwy
Ontario Fwy
University of California-Riverside
Perris Reservoir
Lake Perris State Recreation Area
Box Springs Mountain Reserve
Chino Airport
Corona Municipal Airport
Riverside Municipal Airport
March Air Force Base
Mt. Rubidoux
Arlington Mtn.
Los Angeles 35 miles

Tharaldson Portfolio	
1 Rancho Cucamonga/Ontario Courtyard by Marriott	Rancho Cucamonga, CA
2 Dayton Residence Inn	Dayton, OH
3 Rancho Cucamonga/Ontario Hilton Garden Inn	Rancho Cucamonga, CA
4 Corona Residence Inn	Corona, CA
5 San Bernardino Fairfield Inn	San Bernardino, CA

James M. Cox Dayton International Airport
Union
Clayton
Vandalia
Miami County
New Carlisle
Springfield
Englewood
Huber Heights
Clark County
Brookville
Shiloh
Trotwood
Riverside
Wright-Patterson Air Force Base
Fairborn
Springfield-Beckley Municipal Airport
Wright State University
Montgomery County
Dayton
University of Dayton
Beavercreek
Greene County
Kettering
Moraine
Xenia
West Carrollton
Miamisburg
Centerville

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

615 Bel Air Rd, Bel Air, MD 21014	Collateral Asset Summary Tollgate Marketplace	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 55.8% 2.34x 12.8%

Mortgage Loan Information			Property Information
Loan Seller:	Barclays Bank, PLC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Anchored
Sponsor:	Inland Western REIT		Collateral:	Fee Simple
Borrower:	Inland Bel Air SPE, L.L.C.		Location:	Bel Air, MD
Original Balance:	$35,000,000		Year Built / Renovated:	1982-1996/NAP
Cut-off Date Balance:	$35,000,000		Total Sq. Ft.:	336,568
% by Initial UPB:	2.6%		Property Management:	Inland US Management, LLC, a borrower
Interest Rate:	4.8350%			affiliate
Payment Date:	1st of each month		Underwritten NOI:	$4,483,984
First Payment Date:	May 1, 2012		Underwritten NCF:	$4,010,553
Maturity Date:	April 1, 2022		Appraised Value:	$62,700,000
Amortization:	Interest Only		Appraisal Date:	February 20, 2012
Additional Debt:	None
Call Protection:	L(24), YM1%(92), O(4)		Historical NOI
Lockbox / Cash Management(1):	Hard / Springing		Most Recent NOI:	$4,424,376 (December 31, 2011)
			2nd Most Recent NOI:	$4,346,007 (December 31, 2010)
Reserves			3rd Most Recent NOI:	$4,522,829 (December 31, 2009)
	Initial	Monthly
Taxes:	$0	Springing	Historical Occupancy
Insurance:	$0	Springing	Most Recent Occupancy:	96.0% (January 18, 2012)
Replacement:	$0	$0	2nd Most Recent Occupancy:	88.4% (December 31, 2010)
TI/LC(2):	$0	Springing	3rd Most Recent Occupancy:	79.8% (December 31, 2009)
			(1) Cash management will be triggered if, among other things, the DSCR is less than 1.50x on trailing three month basis.
Financial Information
Cut-off Date Balance / Sq. Ft.:	$104		(2) TI/LC reserve funds will be collected on a monthly basis (if the DSCR falls below a 2.0x on an IO basis) until the balance of such reserve equals $720,000 (three years of collections).
Balloon Balance / Sq. Ft.:	$104
Cut-off Date LTV:	55.8%
Balloon LTV:	55.8%
Underwritten NOI DSCR:	2.61x
Underwritten NCF DSCR:	2.34x
Underwritten NOI Debt Yield:	12.8%
Underwritten NCF Debt Yield:	11.5%

TRANSACTION HIGHLIGHTS

■
Sponsorship: Inland Western REIT (“Inland”), the sponsor, is an experienced, national owner and as of September 30, 2011, their retail operating portfolio consisted of 265 properties with approximately 35 million Sq. Ft. of GLA, which is geographically diversified across 35 states and includes power centers (45% GLA), community centers (26% GLA), neighborhood centers (10% GLA), and lifestyle centers (9% GLA), as well as single-user (10% GLA) retail properties.

■
Sponsor Equity.  The appraised value results in a Cut-off Date LTV of 55.8%. Inland acquired the Tollgate Marketplace Property in 2004 for $73.2 million resulting in the sponsor having approximately $37.3 (approximately 51%) of equity in the Property at loan closing.

■
Tenancy. The center is anchored by TJ Maxx, HH Gregg, Toys “R” Us, Michaels, Staples, Jo Ann Fabric, Ashley Furniture store, and is shadow anchored by Home Depot. Other retailers include Barnes & Noble, Sally Beauty, Men’s Warehouse, Starbucks and Factory Card Outlet (Party City).

■
Leasing. The borrower has added the tenants HH Gregg and Ashley Furniture to the Property within the past 3 years. HH Gregg has occupied the former Circuit City space (left due to corporate bankruptcy) since May of 2010 and Ashley Furniture has occupied the former Giant Foods (vacated upon lease expiration) space since July 2011. Three more stores, Toys “R” Us, TJ Maxx and Party City, have been remodeled at the tenant’s expense in 2011. Inland has renewed/extended 13 tenants representing 46.9% of the Property in the past 15 months at or above the previous rent with no reduction of scheduled rent increases.

■
Sales and Occupancy Costs: Staples reported TTM sales of $345 / Sq. Ft. (vs. national average of $231 / Sq. Ft.) with an occupancy cost of 5.9%; Barnes and Noble reported TTM sales of $242 / Sq. Ft. (vs. national average of $237 / Sq. Ft.) with an occupancy cost of 8.6%; JoAnn Fabrics reported TTM sales of $135 / Sq. Ft. (vs. national average of $128 / Sq. Ft.) with an occupancy cost of 9.3%; TJ Maxx TTM reported sales of $234 / Sq. Ft (vs. national average of $267 / Sq. Ft.) with an occupancy cost of 5.3%; and Michaels reported TTM sales of $154 / Sq. Ft. with an occupancy cost of 9.1%. Overall, TTM tenant sales averaged $261 / Sq. Ft. with an occupancy cost of 6.8%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3935 Phoenix Avenue Fort Smith, AR 72903	Collateral Asset Summary Fort Smith Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,894,178 74.8% 1.35x 10.3%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Anchored
Sponsor:	Phillips Edison Strategic Investment Fund LLC		Collateral:	Fee Simple
Borrower(1):	Ft. Smith Station LLC		Location:	Fort Smith, AR
Original Balance:	$34,000,000		Year Built / Renovated:	2009 / NAP
Cut-off Date Balance:	$33,894,178		Total Sq. Ft.:	280,357
% by Initial UPB:	2.5%		Property Management:	Phillips Edison & Company, LTD, a borrower
Interest Rate:	5.8105%			affiliate
Payment Date:	6th of each month		Underwritten NOI:	$3,491,313
First Payment Date:	March 6, 2012		Underwritten NCF:	$3,234,492
Maturity Date:	February 6, 2022		Appraised Value:	$45,300,000
Amortization:	360 months		Appraisal Date:	December 19, 2011
Additional Debt:	None
Call Protection:	L(27), D(89), O(4)		Historical NOI
Lockbox / Cash Management(2):	Hard / Springing		Most Recent NOI:	$2,364,847 (T-12 11/30/2011)
			2nd Most Recent NOI:	$331,702 (December 31, 2010)
Reserves			3rd Most Recent NOI:	NAP
	Initial	Monthly
Taxes:	$203,74	$16.979	Historical Occupancy
Insurance:	$13,144	$4,381	Most Recent Occupancy:	96.2% (December 21, 2011)
Replacement:	$0	$4,756	2nd Most Recent Occupancy:	NAP
TI/LC(3):	$0	$16,646	3rd Most Recent Occupancy:	NAP
Required Repairs:	$2,000	$0	(1) The borrower is affiliated with the borrowers under the mortgage loans identified in Annex A-1 as Bridgewater Falls and Parsons Village Shopping Center.

(2)       Cash management will be triggered if, among other things, (i) the DSCR is less than 1.15x on a trailing twelve month basis, (ii) the occurrence of a Best Buy Trigger Event as defined in the loan documents, or (iii) the occurrence of a Dick’s Trigger Event as defined in the loan documents.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$121
Balloon Balance / Sq. Ft.:	$102
Cut-off Date LTV:	74.8%		(3) TI/LC reserve funds are subject to a cap of $540,000.
Balloon LTV:	63.3%
Underwritten NOI DSCR:	1.46x
Underwritten NCF DSCR:	1.35x
Underwritten NOI Debt Yield:	10.3%
Underwritten NCF Debt Yield:	9.5%

TRANSACTION HIGHLIGHTS

■
Location.  The Fort Smith Pavilion Property is located within a growing suburb of Fort Smith, in the neighborhood’s primary retail hub. Interstate 540, the major north/south arterial in the region that connects the immediate area to Fayetteville to the north and Pocoloa to the south, is located 0.1 miles south of the Property.

■
Submarket / In-place Occupancy.  The Property is located in the Greater Fort Smith retail submarket.  According to a market research report for Q3 2011, the submarket vacancy was 4.6%. As of the rent roll dated December 21, 2011, the Property was 96.2% occupied.

■
Experienced Management/Sponsorship.  Phillips Edison is a commercial real estate owner/manager that specializes in retail properties.  Its portfolio includes more than 240 properties comprising 26 million sq. ft. of shopping centers located throughout the country.  The Sponsor primarily invests in real property, loans and preferred equity interests in owners of real estate with a value-add strategy.

■	Target Shadow Anchor. The Property is shadow anchored by a 127,000 sq. ft. Target (A+/A2/A- by S&P/Moody’s/Fitch) that is located in the middle of the Property.

■
Strong Tenant Mix. The Property’s tenant mix consists of numerous national retailers that include Dick’s Sporting Goods, Best Buy (BBB-/Baa2/BBB- by S&P/Moody’s/Fitch), Bed Bath & Beyond (BBB+/NR/NR by S&P/Moody’s/Fitch), and Michaels (B/B3/NR by S&P/Moody’s/Fitch).  The Property also benefits from several national major in-line tenants including:  Old Navy, PetCo, Books-A-Million, Ulta, and Charming Charlie.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various(4)	Collateral Asset Summary TNP Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,098,982 60.5% 1.45x 11.5%

Mortgage Loan Information			Property Information
Loan Seller:	Barclays Bank, PLC		Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance		Property Type:	Retail – Anchored
Sponsor:	TNP Strategic Retail Trust, Inc.		Collateral(4):	Fee Simple
Borrower:	TNP SRT Portfolio I, LLC		Location(4):	Various
Original Balance:	$33,200,000		Year Built / Renovated:	2008; 1980-1997/2005; 2006; 2008
Cut-off Date Balance:	$33,098,982		Total Sq. Ft.:	293,112
% by Initial UPB:	2.5%		Property Management:	TNP Property Manager, LLC, a borrower
Interest Rate:	5.9300%			affiliate
Payment Date:	1st of each month		Underwritten NOI:	$3,794,639
First Payment Date:	March 1, 2012		Underwritten NCF:	$3,448,645
Maturity Date:	February 1, 2017		Appraised Value:	$54,700,000
Amortization:	360 months		Appraisal Date:	November 2011 – December 2011
Additional Debt:	None
Call Protection(1):	L(25), YM1%(32), O(3)		Historical NOI
Lockbox / Cash Management(2):	Hard / In Place		Most Recent NOI:	$3,685,345 (Various)
			2nd Most Recent NOI:	$3,540,608 (December 31, 2010)
Reserves			3rd Most Recent NOI:	NAP
	Initial	Monthly
Taxes:	$219,967	$51,791	Historical Occupancy
Insurance:	$30,500	Springing	Most Recent Occupancy:	85.8% (January 31, 2012)
Deferred Maintenance:	$41,913	$0	2nd Most Recent Occupancy:	88.4% (December 31, 2010)
Replacement:	$3,800	$3,800	3rd Most Recent Occupancy:	NAP
TI/LC:	$112,400	$19,000
   (1)        Provided the LTV of the remaining properties is no more than 65% and the DSCR is no less than 1.40x, or if Topaz Marketplace is the only remaining property the LTV is no more than 40% and the DSCR is no less than 1.40x, borrower may release a mortgaged property from the lien of the mortgage. Borrower is required to pay an amount equal to the greater of (i) 125% of the allocated loan amount and (ii) 90% of the sale proceeds from the sale of the individual property being released.

Other(3):	$414,413	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$113
Balloon Balance / Sq. Ft.:	$106
Cut-off Date LTV:	60.5%		(2) Cash management will be triggered if, among other things, the DSCR is less than 1.20x on a trailing six month basis.
Balloon LTV:	56.7%
Underwritten NOI DSCR:	1.60x
   (3)        Other initial reserves consist of a $379,160 White Box Reserve, which is a reserve to cover costs associated with the build out of 33,253 Sq. Ft. unfinished “shell” space to “white box” condition, and $35,253 Free Rent Reserve, which covers underwritten rent for leases with a free rent period.
   (4)        The TNP Portfolio loan is secured by the borrower’s fee simple interest in 4 retail properties – Pinehurst Square East (114,292 Sq. Ft.) (901 West Interstate Ave., Bismarck, ND 58503); Moreno Marketplace (70,387 Sq. Ft.) (14425/14485 Moreno Beach Drive, Moreno Valley, CA 92555); Northgate Plaza (58,114 Sq. Ft.) (3901-3999 E. Grant Road & 2402 N. Alvernon Way, Tucson, AZ 85712); and Topaz Marketplace (50,319 Sq. Ft.) (14101/14135/14177 Main St., Hesperia, CA 92345).

Underwritten NCF DSCR:	1.45x
Underwritten NOI Debt Yield:	11.5%
Underwritten NCF Debt Yield:	10.4%

TRANSACTION HIGHLIGHTS

■
Sponsorship. TNP Strategic Retail Trust, Inc. (“TNP”), the sponsor, is a publicly registered non-traded REIT that invests in grocery and drug-store anchored, multitenant necessity retail properties, located primarily in the Western United States, and real estate related assets, including investment in the origination of mortgage, mezzanine, bridge and other loans related to commercial real estate. As of January 25, 2012, TNP manages a portfolio of 155 commercial properties in 31 states, totaling more than 18.4 million square feet, on behalf of over 4,300 investor/owners with an overall purchase value of $2.3 billion.

■	Multi-Property Loan. The collateral for the loan is comprised of four mortgaged properties located across three states and four markets.

■
Sponsor Equity.  Based on the acquisition price of $49,050,000, the sponsor had $15,850,000 of equity remaining in the TNP Portfolio Properties as of loan closing resulting in a loan to cost of 67.7%. The sponsor acquired the Properties between November 2009 and September 2011.

■	Tenancy. The Properties are occupied by 47 tenants with no single tenant representing more than 15.0% of the Net Rentable Area.

■
Anchored Retail.  Each of the four Properties has an anchor tenant: Moreno Marketplace and Topaz Marketplace are grocery anchored; Northgate Plaza is shadow anchored by a Wal-Mart Supermarket; and Pinehurst Square East is part of a large power center.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10745 48th Avenue Allendale, MI 49401	Collateral Asset Summary Meadows Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,442,167 74.7% 1.42x 9.8%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Multifamily – Student Housing
Sponsor:	Glenn A. Turek; Susan L. Turek		Collateral:	Fee Simple
Borrower:	Campus North, LLC		Location:	Allendale, MI
Original Balance:	$26,500,000		Year Built / Renovated:	2007 / NAP
Cut-off Date Balance:	$26,442,167		Total Beds(4):	748
% by Initial UPB:	2.0%		Property Management:	Silveri Management Company, a borrower affiliate
Interest Rate:	5.185%		Underwritten NOI:	$2,584,078
Payment Date:	6th of each month		Underwritten NCF:	$2,476,782
First Payment Date:	April 6, 2012		Appraised Value:	$35,400,000
Maturity Date:	March 6, 2022		Appraisal Date:	February 13, 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(26), D(91), O(3)		Most Recent NOI:	$2,383,278 (December 31, 2011)
Lockbox / Cash Management(1):	Hard / Springing		2nd Most Recent NOI:	$2,469,722 (December 31, 2010)
			3rd Most Recent NOI:	$2,596,013 (December 31, 2009)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$175,088	$29,181	Most Recent Occupancy:	92.6% (December 31, 2011)
Insurance:	$39,421	$4,380	2nd Most Recent Occupancy:	83.2% (December 31, 2010)
Replacement(2):	$0	$7,979	3rd Most Recent Occupancy:	98.8% (December 31, 2009)
TI/LC(3):	$0	$833	(1)	Cash Management will be triggered if, among other things, the DSCR is less than
Pre-Paid Rent Reserve:	$405,000	$0		1.15x on a trailing twelve month basis.
			(2)	Replacement reserve is subject to a cap of $287,232.
Financial Information			(3)	TI/LC reserve is subject to a cap of $40,000.
Cut-off Date Balance / Bed(4):	$35,350		(4)	The Property is a 189-unit (748-bed) off-campus student housing community.
Balloon Balance / Bed(4):	$29,303
Cut-off Date LTV:	74.7%
Balloon LTV:	61.9%
Underwritten NOI DSCR:	1.48x
Underwritten NCF DSCR:	1.42x
Underwritten NOI Debt Yield:	9.8%
Underwritten NCF Debt Yield:	9.4%

TRANSACTION HIGHLIGHTS
■
Excellent Location/Strong Student Enrollment.  The Meadows Crossing Property is located 0.5 miles west of Grand Valley State University.  There are two bus stops along Campus Drive adjacent to the Property. These are the last stops before Grand Valley State University and the first stop after leaving the university.  Grand Valley State University is the second largest university in the state of Michigan.  The school’s current enrollment (2011-2012 academic year) is 24,662. Enrollment has increased each year since the 1982-1983 academic year and has increased by 24.8% over the past ten years. The total on-campus bed count is 5,675, and the university has no plan to construct additional on-campus residences.  As of January 31, 2012, 78.3% of the Property has been pre-leased for the next school year.  Pre-leased rents for the 2012-2013 academic year, as of January 31, 2012, have increased by 2.9% over the 2011-2012 academic year on average.

■
Property Amenities.  Unit features include a full size washer and dryer and fully equipped kitchen with range/oven, refrigerator, built-in microwave and dishwasher. Unit finishes are of high grade-materials, including simulated hardwood flooring, stone countertops, durable carpeting, and Anderson windows.  The Property’s amenities include a swimming pool with sunning deck, basketball courts, sand volleyball courts and a community building.  The Borrower spent over $300,000 on upgrades in 2010/2011, which included the addition of the swimming pool/sun deck and tanning facilities and expanded and relocated the fitness center to the retail building. Other upgrades included the installation of new bike racks, a computer lab and new signage.

■
Sponsor Developed/Managed.  The sponsor developed the Property in 2007.  The property manager, an affiliate of the sponsor, has managed the Property since it was built and has generally maintained an occupancy rate above 90% (above 95% in 2007-2009 and 92.6% according to the December 31, 2011 rent roll).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

801 W. Easy St Rogers, AR 72756	Collateral Asset Summary CrossMar Cold Storage	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,700,000 64.9% 1.41x 12.3%

Mortgage Loan Information			Property Information
Loan Seller:	Barclays Bank, PLC		Single Asset / Portfolio:	Single
Loan Purpose:	Refinance		Property Type:	Industrial – Cold Storage
Sponsor: Borrower:	Christopher and Macy Crossland, Phillip and Dana Martz,and Don and Carrie Coenen		Collateral:	Fee Simple
			Location:	Rogers, AR
	CrossMar Investments III, LLC		Year Built / Renovated:	2006, 2008 / NAP
Original Balance:	$22,700,000		Total Sq. Ft.:	277,000
Cut-off Date Balance:	$22,700,000		Property Management:	Borower managed
% by Initial UPB:	1.7%		Underwritten NOI:	$2,800,829
Interest Rate:	5.4000%		Underwritten NCF:	$2,621,683
Payment Date:	1st of each month		Appraised Value(2):	$35,000,000
First Payment Date:	June 1, 2012		Appraisal Date:	March 16, 2012
Maturity Date:	May 1, 2022
Amortization:	240 months		Historical NOI
			Most Recent NOI:	$2,493,996 (April 30, 2012)
Additional Debt:	None		2nd Most Recent NOI:	$2,154,996 (December 31, 2010)
Call Protection:	L(25),YM1%(92), O(3)		3rd Most Recent NOI:	$1,839,996 (December 31, 2009)
Lockbox / Cash Management(1):	Hard / In Place
			Historical Occupancy(3)
Reserves			Most Recent Occupancy:	100.0% (December 31, 2011)
	Initial	Monthly	2nd Most Recent Occupancy:	100.0% (December 31, 2010)
Taxes:	$167,219	Springing	3rd Most Recent Occupancy:	100.0% (December 31, 2009)
Insurance:	$0	Springing	(1) (2)
Cash flow sweep event will be triggered if, among other things, the DSCR is less than 1.20x on a trailing three month basis.
The appraiser concluded a dark value of $30,500,000 resulting in a loan-to-dark-value of 74.4%.

Replacement:	$0	Springing
Other:	$0	$0
			(3)
The property is 100% leased and occupied by Don’s Cold Storage on a triple-net-lease basis. The tenant has been in occupancy since April 2007 and has recently signed a new 15 year lease beginning April 2012 at an increased rate of $10.75 / Sq. Ft. The tenant is affiliated with one of the sponsors, Don Coenen, who is President of Don’s Cold Storage.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$82
Balloon Balance / Sq. Ft.:	$52
Cut-off Date LTV:	64.9%
Balloon LTV:	41.5%
Underwritten NOI DSCR:	1.51x
Underwritten NCF DSCR:	1.41x
Underwritten NOI Debt Yield:	12.3%
Underwritten NCF Debt Yield:	11.5%

TRANSACTION HIGHLIGHTS
■
Sponsorship.  The sponsors are Christopher and Macy Crossland, Phillip and Dana Martz and Don and Carrie Coenen. Family owned and operated, Crossland Construction (“Crossland”) has been in business for more than 35 years. The Crossland family owns more than 4 million square feet of commercial real estate, primarily in the  industrial and office sectors. The Crossland’s revenue was reported by the sponsor to be nearly $600 million in 2011. Phil Martz is the founder and President of PMD Development. PMD is primarily an investor in land and development property. PMD has acquired and built over 400,000 SF of space in northwest Arkansas. Don Coenen is the President of Don’s Cold Storage. Mr. Coenen has 25+ years of experience in the food handling and logistics businesses.

■	Sponsor Equity. The CrossMar Cold Storage Property was built two phases in 2006 and 2008. The sponsors had $9.3 million of equity (21%) remaining in the mortgaged property at loan closing.

■
Recourse Loan.  The loan is 50% recourse to Christopher and Macy Crossland, Phillip and Dayna Martz, and Don and Carrie Coenen. The recourse will terminate when the amortized loan balance reaches $17 million ($61.37 per Sq. Ft.), which is expected to be in month 91 of the loan term. The guarantors have a reported combined net worth of $127.57 million.

■	Amortization. The loan is structured with a 20 year amortization schedule which results in a Balloon LTV of 41.5%.

■
Demand Drivers. NW Arkansas has a significant food processing industry which requires blast freeze and cold storage space. The tenant’s largest customers include Simmons Foods (headquartered in AR), Tyson Foods (headquartered in AR), Pinnacle Foods and OK Foods.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various(3)	Collateral Asset Summary Emerald Coast Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,600,544 64.9% 1.57x 13.0%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio(2):	Portfolio
Loan Purpose:	Refinance		Property Type:	Hospitality – Limited Service
Sponsor:	William A. Abruzzino		Collateral(3):	Fee Simple
Borrower:	Mountain West Hospitality, LLC		Location(3):	Various
Original Balance:	$19,630,000		Year Built / Renovated:	Various / NAP
Cut-off Date Balance:	$19,600,544		Total Rooms:	193
% by Initial UPB:	1.5%		Property Management:	Tri-Hotel Management, Inc.
Interest Rate:	5.7450%		Underwritten NOI:	$2,556,534
Payment Date:	6th of each month		Underwritten NCF:	$2,318,610
First Payment Date:	May 6, 2012		Appraised Value:	$30,200,000
Maturity Date:	May 6, 2012		Appraisal Date:	Various
Amortization:	300 months
Additional Debt:	None		Historical NOI
Call Protection:	L(12), YM1(105), O(3)		Most Recent NOI:	$2,723,174 (T-12 2/29/2012)
Lockbox / Cash Management:	Hard / In Place		2nd Most Recent NOI:	$2,170,626 (December 31, 2010)
			3rd Most Recent NOI:	NAP
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$146,604	$17,047	Most Recent Occupancy:	82.2% (February 29, 2012)
Insurance:	$17,734	$11,084	2nd Most Recent Occupancy:	75.4% (December 31, 2010)
Replacement:	$0	$0	3rd Most Recent Occupancy:	NAV
FF&E:	$0	1/12 of 4% of gross revenue	(1)
On the closing date, the Borrower deposited $123,434 into a seasonality reserve account. On each monthly payment date thereafter, the loan documents require the Borrower to deposit $40,000 into the seasonality reserve account, unless the balance in that reserve account is at least $250,000. During a cash sweep period caused solely by a seasonality reserve event (as defined in the loan documents), all excess cash flow is required to be deposited into the seasonality reserve account. Funds in the seasonality reserve account may be used by the Borrower in the event of a cash shortfall. Amounts in the seasonality reserve shall be returned to the Borrower, and additional deposits will not be required upon the earlier to occur of (i) the trailing 24 month DSCR is at least 1.40x, or (ii) the Emerald Coast Hotel Portfolio loan has been paid in full.

Seasonality(1):	$123,434	$40,000

Financial Information
Cut-off Date Balance / Bed:	$101,557
Balloon Balance / Bed:	$78,077
Cut-off Date LTV:	64.9%
Balloon LTV:	49.9%
Underwritten NOI DSCR:	1.73x
Underwritten NCF DSCR:	1.57x		(2)
The borrower may obtain the release of an individual property from the lien of the mortgage after expiration of the lock-out period subject to the satisfaction of certain conditions, including (i) payment of a release price in the amount equal to 125% of the allocated loan amount for the individual property to be released, (ii) after the release, the remaining property has a trailing 12-month DSCR not less than the greater of the DSCR at loan closing and the DSCR immediately prior to the release, and (iii) the remaining property has an LTV that is no greater than the lesser of the LTV at loan closing and the LTV immediately prior to the release.

Underwritten NOI Debt Yield:	13.0%
Underwritten NCF Debt Yield:	11.8%

			(3)
The Emerald Coast Hotel Portfolio loan is secured by the borrower’s fee simple interest in the 112-room Hilton Garden Inn Clarksburg located at 606 Emily Drive, Clarksburg, West Virginia and the borrower’s fee simple interest in the 81-room Hampton Inn & Suites Elkins located at 480 Plantation Drive, Elkins, West Virginia.

TRANSACTION HIGHLIGHTS
■
Prime Location.  Both of the Emerald Coast Hotel Portfolio Properties occupy favorable locations in their respective markets with good accessibility and visibility.  Hilton Garden Inn Clarksburg is located off of I-79, which provides easy access to Morgantown located to the north or Charleston to the south.  Hampton Inn Elkins is situated two miles south of downtown Elkins with easy access to area attractions, restaurants and other services.

■
Asset Quality. Both Properties are newly constructed to brand standard, Hilton Garden Inn Clarksburg in 2007 and the Hampton Inn Elkins in 2008. The Quality Assurance Reviews as of November 9, 2011 have Hilton Garden Inn Clarksburg at 94.2% Outstanding and Hampton Inn Elkins at 96.3% Outstanding.  The Hampton Inn Elkins was ranked #67 out of 1,172 Hampton Inn & Suites properties in 2011.  The hotel is ranked #1 in the state of West Virginia out of 16 Hampton Inn properties.

■
Experienced Sponsorship and Management. William A. Abruzzino has over 50 years of commercial real estate development and management experience, having developed over 2 million sq. ft. of retail space and several hotels. The Sponsor reported net worth of $49.2 million and liquidity of $1.95 million as of October 3, 2011.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1252-1262 Springfield Avenue New Providence, NJ 07974	Collateral Asset Summary Village Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,200,898 66.2% 1.54x 11.4%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Anchored
Sponsor:	Nazario L. Paragano, Jr.		Collateral:	Fee Simple
Borrower:	N. Providence, LLC		Location:	New Providence, NJ
Original Balance:	$19,280,000		Year Built / Renovated:	1965 / 1998, 2010
Cut-off Date Balance:	$19,200,898		Total Sq. Ft.:	109,065
% by Initial UPB:	1.4%		Property Management:	Nova Management, Inc.
Interest Rate:	5.6803%		Underwritten NOI:	$2,189,823
Payment Date:	6th of each month		Underwritten NCF:	$2,069,340
First Payment Date:	February 6, 2012		Appraised Value:	$29,000,000
Maturity Date:	January 6, 2022		Appraisal Date:	September 1, 2011
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(28), D(88), O(4)		Most Recent NOI:	$2,041,857 (T-12 11/30/2011)
Lockbox / Cash Management(1):	Hard / Springing		2nd Most Recent NOI:	$2,010,859 (December 31, 2010)
			3rd Most Recent NOI:	$1,895,405 (December 31, 2009)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes(2):	$171,697	$0	Most Recent Occupancy:	87.1% (September 1, 2011)
Insurance:	$31,933	$5,322	2nd Most Recent Occupancy:	NAV
Replacement(3):	$0	$1,727	3rd Most Recent Occupancy:	NAV
TI/LC:	$0	$4,544	(1)
Cash management will be triggered if, among other things, (i) the DSCR is less than 1.20x on a trailing twelve month basis, or (ii) the occurrence of an Anchor Tenant Trigger as defined in the loan documents.

Environmental Funds(4):	$315,000	$0
Deferred Maintenance:	$15,875	$0
			(2)	The loan documents require a minimum balance of 110% of one-fourth of the yearly tax bill to remain in the tax escrow at all times.
Financial Information
Cut-off Date Balance / Sq. Ft.:	$176		(3)	Replacement reserve funds are subject to a cap of $41,440.
Balloon Balance / Sq. Ft.:	$149		(4)
$315,000 was deposited into the Environmental Funds reserve at closing based on the Phase I Environmental Site Assessment prepared by EBI Consulting and dated August 16, 2011 (“Phase I”). The amount deposited in the reserve account is equal to 125% of the estimated cost to complete investigative/remedial activities per the Phase I. A dry cleaning facility has operated continuously at the Village Shopping Center property since 1982, and soil and groundwater contamination due to dry cleaning activities has been documented.  EBI Consulting recommended continued implementation of investigative/remedial activities as required by the New Jersey Department of  Environmental Protection.

Cut-off Date LTV:	66.2%
Balloon LTV:	55.8%
Underwritten NOI DSCR:	1.63x
Underwritten NCF DSCR:	1.54x
Underwritten NOI Debt Yield:	11.4%
Underwritten NCF Debt Yield:	10.8%

TRANSACTION HIGHLIGHTS
■
Recently Renovated Grocery Anchored Neighborhood Center.  The Village Shopping Center Property is anchored by an A&P Fresh supermarket and is located approximately 35 miles south of the company’s headquarters in Montvale, New Jersey.  In 2010, the Borrower completed a major renovation, including the construction of an out-parcel building, at a total reported cost of approximately $5 million.  A&P also redeveloped its space in 2010 for a total reported cost of $6.5 million, of which $1.9 million was reportedly reimbursed by the Borrower in the form of a construction allowance.  Major in-line tenants include national retailers such as CVS Pharmacy (8.8% of NRA), Prudential Realtors (4.4% of NRA), and Smashburger restaurant (2.3% of NRA).

■
Location.  The Property is located in downtown New Providence, New Jersey and is the only grocery anchored retail center in New Providence.  The Property is situated in an affluent bedroom community approximately 25 miles west of New York City.  As of 2010, the average household income within a 3-mile radius was $169,394, with an average single family residence value of $515,000.  Interstate 78 is approximately one mile south of the Property and provides access to the major employment centers of Newark (15 miles east) and New York City (25 miles west).

■	Credit Metrics. The loan has a Cut-off Date LTV of 66.2%, an Underwritten NCF DSCR of 1.54x and an Underwritten NOI Debt Yield of 11.4%.

■
Long Term Ownership/Sponsorship.  The Property was purchased in 1977 by Nazario Paragano, Sr., the Sponsor’s father.  The Sponsor has over 20 years of commercial real estate experience.  According to his 2011 financial statement, the Sponsor’s net worth was $19.5 million including liquidity of $4.1 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various(4)	Collateral Asset Summary Gladstone Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,000,000 62.7% 1.36x 12.2%

Mortgage Loan Information			Property Information
Loan Seller:	Barclays Bank, PLC		Single Asset / Portfolio(4):	Portfolio
Loan Purpose:	Refinance		Property Type:	Office – Suburban(3); Industrial –
Sponsor:	Gladstone Commercial Corporation			Light Manufacturing(1)
Borrower:	FS11 Hickory NC, L.P., C08 Fridley MN		Collateral(4):	Fee Simple
	LLC, Hemingway At Boston Heights,		Location(4):	Various
	LLC, and CMI04 Canton NC LLC		Year Built / Renovated:	1998; 2008; 1985 / 2006; 2011
Original Balance:	$19,000,000		Total Sq. Ft.:	390,150
Cut-off Date Balance:	$19,000,000		Property Management(5):	Various
% by Initial UPB:	1.4%		Underwritten NOI:	$2,327,035
Interest Rate:	6.1000%		Underwritten NCF:	$2,016,880
Payment Date:	1st of each month		Appraised Value:	$30,290,000
First Payment Date:	June 1, 2012		Appraisal Date:	November 2011
Maturity Date:	May 1, 2022
Amortization:	300 months		Historical NOI (6) and Occupancy (4)
Additional Debt:	None		(1)
Provided (i) no Event of Default (ii) the remaining properties’ T-12 DSCR is not less than 1.35x and (iii) the remaining properties’ LTV is no greater than 125%, Borrower will have the right, at any time after the Permitted Defeasance Date and prior to the Permitted Par Prepayment Date, to obtain the release of any of the individual properties through a partial defeasance, provided that the release amount will be the greater of 125% of the allocated loan amount and 80% of the proceeds from the sale of the released property.

Call Protection(1):	L(24), D(92), O(4)
Lockbox / Cash Management(2):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$0	Springing	(2)
Cash management will be triggered if, the DSCR is less than 1.10x on a trailing three month basis, any tenant gives notice to vacate, any tenant goes dark or any tenant is the subject of a bankruptcy action or an LC Trigger Event.

Insurance:	$0	Springing
Deferred Maintenance:	$69,432	$0
Replacement:	$5,000	$5,000	(3)
The borrower is required to fund $6,112 on a monthly basis until a total of $1,843,280 cash reserve is collected. The $1,843,280 cash reserve will cover lease renewal obligations of the tenants Cummins and Paychex. A $1,000,000 letter of credit is required to be posted 18 months prior to Fiserv’s lease expiration.

TI/LC(3):	$300,000	$6,112
Cummins TI Reserve:	$370,800	$0

Financial Information			(4)
The Gladstone Portfolio loan is secured by the borrower’s fee simple interest in various properties – Consolidated Metco (230,990 Sq. Ft.) (171 Great Oak Drive, Canton, NC 28716); Fiserv Call Center (60,000 Sq. Ft.) (2415 Century Place South East, Hickory, NC 28602); Cummins Building (74,160 Sq. Ft.) (6499 University Avenue North East, Fridley, MN 55432); and Paychex Building (25,000 Sq. Ft.) (100 East Hines Hill Road., Boston Heights, OH 44236). The properties are single-tenant assets and are 100% occupied.

Cut-off Date Balance / Sq. Ft.:		$49
Balloon Balance / Sq. Ft.:		$38
Cut-off Date LTV:		62.7%
Balloon LTV:		48.7%
Underwritten NOI DSCR:		1.57x
Underwritten NCF DSCR:		1.36x	(5)
The management company for the Cummins and Paychex properties are Mid-America Real Estate – Minnesota, LLC and Geis Properties, LLC, respectively. Consolidated Metco and Fiserv Call Center are both borrower-managed.

Underwritten NOI Debt Yield:		12.2%
Underwritten NCF Debt Yield:		10.6%
			(6)
Historical NOI for Consolidated Metco from 2009 to 2011 is $597,110, $592,245, and $595,998, respectively. Historical NOI for Cummins Building from 2009 to 2011 is $946,353, 829,395, and $709,142, respectively. Historical NOI information is not available for Fiserve Call Center and Paychex buildings as the properties were acquired by the sponsor during April and October of 2011, respectively.

TRANSACTION HIGHLIGHTS
■
Sponsorship.  Gladstone is a publically traded REIT on the NASDAQ under the ticker symbol “GOOD.” The REIT specializes in net leased industrial and commercial real properties, similar to the collateral for the loan. Gladstone’s portfolio occupancy for its 71 properties is 97%. For the nine months ended September 20, 2011, operating revenues were $32.5 million, representing a 3% increase from same period in 2010; with net income of $1.7 million.

■	Multi-Property Loan. The collateral for the loan is comprised of four mortgaged properties located across four states without industry concentration amongst the tenants.

■
Sponsor Equity.  The Cut-off Date LTV is 62.7% based on appraised values as of November 2011. The sponsor acquired the Gladstone Portfolio Properties from July 2004 to October 2011 for a total of $30,875,000 and had $11,875,000 of equity in the Properties at closing of the loan.

■	Amortization. The loan will have a 25 year amortization schedule.

■
Tenancy. The collateral is diversified by geography and industry. Additionally, two of the tenants (68.6% of EGI) are investment grade: Fiserv (BBB-/Baa2/NR by S&P/Moody’s/Fitch) and Cummins (A/Baa1/A- by S&P/Moody’s/Fitch). All four lease expirations range from March 2020 and July 2024.

■	Leasing. ConMet, Fiserv and Paychex have annual 2% rent increases during the lease terms; Cummins rent increases are close to $.50/sf annually.

■
Build-to-Suit / Critical Locations: Fiserv and Paychex’s buildings were build-to-suit with the tenants specifically choosing their locations. Additionally, Cummins recently extended their lease through 2020 in a building that was renovated-to-suit in 2006 and the location is within 2 miles of their 565,000 SF Power Generation divisions plant. ConMet is located at the subject facility due to its proximity and access to many of their largest clients’ production facilities.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10 Dorrance Street Providence, RI 02903	Collateral Asset Summary Westminster Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,480,427 68.7% 1.40x 11.1%

Mortgage Loan Information			Property Information
Loan Seller:	AMF II		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Office – CBD
Sponsor:	Scott Rouisse; Donna Rouisse; James		Collateral:	Fee Simple
	Stubblebine; David Stubblebine		Location:	Providence, RI
Borrower:	Robert Day, LLC		Year Built / Renovated:	1960, 1968 / 2002-2008
Original Balance:	$18,500,000		Total Sq. Ft.:	194,703
Cut-off Date Balance:	$18,480,427		Property Management:	Summit Real Estate Strategies, LLC
% by Initial UPB:	1.4%		Underwritten NOI:	$2,052,075
Interest Rate:	5.6800%		Underwritten NCF:	$1,797,021
Payment Date:	1st of each month		Appraised Value:	$26,900,000
First Payment Date:	May 1, 2012		Appraisal Date:	December 27, 2011
Maturity Date:	April 1, 2022
Amortization:	360 months		Historical NOI
Additional Debt:	None		Most Recent NOI:	$2,219,174 (December 31, 2011)
Call Protection:	L(25), D(91), O(4)		2nd Most Recent NOI:	$1,565,689 (December 31, 2010)
Lockbox / Cash Management(1):	Soft Springing Hard / Springing		3rd Most Recent NOI:	$955,455 (December 31, 2009)

Reserves			Historical Occupancy
	Initial	Monthly	Most Recent Occupancy:	95.1% (March 1, 2012)
Taxes:	$0	$49,827	2nd Most Recent Occupancy:	74.9% (December 1, 2010)
Insurance:	$50,289	$5,028	3rd Most Recent Occupancy:	75.5% (December 1, 2009)
Replacement:	$0	$4,705	(1)	Hard lockbox and cash management will be triggered if, among other things, the DSCR is less than 1.15x on a trailing twelve month basis.
TI/LC(2):	$300,000	$16,250
Immediate Repairs:	$36,456	$0	(2)
Borrower is obligated to make monthly deposits into the TI/LC Reserve up to a capped amount of $600,000. If the TI/LC Reserve is drawn upon below the capped amount, Borrower will be obligated to recommence monthly deposits subject to the $600,000 cap.

Regus Rent Reserve(3):	$153,463	$0

Financial Information			(3)
Regus PLC (26,606 sq. ft.) is entitled to free rent on 12,878 sq. ft. of its space (Suite 700) during months 24 through 27 and 37 through 39 of the lease term which commenced in December 2010. The amount of $153,463 was required to be escrowed at loan closing to mitigate the rent concession. $21,463.33 of the reserve will be released each month during months 24 through 27 of the lease term and $22,536.50 will be released each month during months 37 through 39 of the lease term, which amounts represent the total balance of the reserve.

Cut-off Date Balance / Sq. Ft.:		$95
Balloon Balance / Sq. Ft.:		$80
Cut-off Date LTV:		68.7%
Balloon LTV:		57.8%
Underwritten NOI DSCR:		1.60x
Underwritten NCF DSCR:		1.40x
Underwritten NOI Debt Yield:		11.1%
Underwritten NCF Debt Yield:		9.7%

TRANSACTION HIGHLIGHTS
■
Tenant Attraction and Retention. The Sponsor acquired the Westminster Square Property in 2005 when the Property was approximately 45% leased and has since successfully leased the building to its current level of approximately 95%. In 2011, the Sponsor renewed eight tenant leases totaling 8.8% of NRA, demonstrating strong tenant retention.

■
Strength within the Submarket. The Property’s identified competitive set, with a current vacancy rate of 7.2%, has consistently outperformed the overall market during the last six years covered by the analysis.  Recent leases at the property have been signed at the higher end of the appraiser’s market rent conclusion, indicating the strength of the subject Property when compared to the competitive set.

■
Limited Rollover Risk Concentration. The first and second largest tenants at the Property, Regus PLC and Boston Sports Club, occupying approximately 14% and 12%, respectively, of the NRA, roll in 2021 and 2029, respectively, and the rest of the tenant expirations are all spread across several smaller tenants.

■
Location. Westminster Square is located within the financial district submarket and is within easy walking distance of the US District Courthouse, Providence City Hall and the Rhode Island State House.  Adjacent to the Property is the Providence Greyhound Station, which is also utilized as a local bus stop by the Rhode Island Public Transit Authority (RIPTA).  Additionally, neighboring cities of Boston, Hartford and New Haven are all easily accessible from the property via Interstate 95, via Interstate 195 and US Route 6.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various(6)	Collateral Asset Summary Devonshire Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,120,935 72.7% 1.39x 12.2%

Mortgage Loan Information			Property Information
Loan Seller:	AMF II		Single Asset / Portfolio(5):	Crossed Portfolio
Loan Purpose:	Acquisition / Refinance		Property Type:	Retail – Various
Sponsor:	Devonshire Fund, LLC; Christopher S.		Collateral:	Fee Simple
	Campbell		Location(6):	Various
Borrower:	DFG-LaPorte, LLC; DFG-Reynolds		Year Built / Renovated:	1989, 1972, 1968, 2007 /
	Associates, Ltd.; DeVeaux Holdings,			2011, 2001, 2008, NAP
	LLC; DFG-Amberwood, LLC		Total Sq. Ft.:	382,814
Aggregate Original Balance:	$17,200,000		Property Management:	Devonshire Fund Group, LLC, a
Aggregate Cut-off Date Balance:	$17,120,935			borrower affiliate
% by Initial UPB:	1.3%		Underwritten NOI:	$2,086,849
Interest Rate:	5.6400%		Underwritten NCF:	$1,785,728
Payment Date:	1st of each month		Aggregate Appraised Value:	$23,550,000
First Payment Date:	March 1, 2012		Appraisal Date:	December 6 & 10, 2011
Maturity Date:	February 1, 2022
Amortization:	300 months		Historical NOI
Additional Debt:	None		Most Recent NOI(7):	$2,353,007 (Various)
Call Protection:	L(27), D(89), O(4)		2nd Most Recent NOI(8):	$1,918,551 (Various)
Lockbox / Cash Management(1):	Soft Springing Hard / Springing		3rd Most Recent NOI(9):	$1,160,769 (December 31, 2009)

Reserves			Historical Occupancy
	Initial	Monthly	Most Recent Occupancy:	94.1% (January 26, 2012)
Taxes:	$204,161	$43,815	2nd Most Recent Occupancy:	NAV
Insurance:	$41,915	$5,240	3rd Most Recent Occupancy:	NAV
Replacement(2):	$0	$9,927	(1)	Hard lockbox and cash management will be triggered if, among other things, the DSCR is less than 1.10x on a trailing twelve month basis.
TI/LC(3):	$168,798	$15,166
Immediate Repairs:	$488,489	$0	(2)	Replacement Reserve funds are subject to a cap of $476,482.
Tenant Rent Reserve(4):	$45,000	$0	(3)	TI/LC Reserve funds are subject to a cap of $750,000.
			(4)
With respect to the Amberwood Plaza property, the following amounts were required to be escrowed at loan closing with respect to certain tenants’ free rent periods: $21,658 for Humana Insurance, $11,430 for Sally Beauty Supply, and $11,912 for Hershey Ice Cream. Upon receipt of evidence that, among other things, each tenant is in occupancy, open for business and paying rent, the applicable portion of the reserve relating to each such tenant will be released.
Release permitted with (i) minimum 120% defeasance to maintain 1.30x DSCR or (ii) assumption with prepayment to maintain 1.30x DSCR and 75% LTV.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$45
Balloon Balance / Sq. Ft.:		$34
Cut-off Date LTV:		72.7%	(5)
Balloon LTV:		55.9%	(6)
The Devonshire Retail Portfolio consists of four loans secured by the borrower’s fee simple interests in the 147,017 sq. ft. Pine Lake Center (25-71 Pine Lake Avenue, LaPorte, IN), the 129,229 sq. ft. Reynolds Plaza (2531-2453 South Reynolds Road, Toledo, OH), the 72,015 sq. ft. DeVeaux Village (2600 West Sylvania Avenue, Toledo, OH), and the 34,553 sq. ft. Amberwood Plaza (75-85 Amberwood Parkway, Ashland, OH).
YE 2011 for Pine Lake Center, YTD November 2011 annualized for Reynolds Plaza, and YTD September annualized 2011 for DeVeaux Village and Amberwood Plaza.

Underwritten NOI DSCR:		1.62x
Underwritten NCF DSCR:		1.39x
Underwritten NOI Debt Yield:		12.2%
Underwritten NCF Debt Yield:		10.4%
			(7)

			(8)	Excludes Amberwood Plaza due to unavailability of such information. DeVeaux Village NOI is based on August through December annualized.
			(9)	Excludes Amberwood Plaza and DeVeaux Village due to unavailability of such information.

TRANSACTION HIGHLIGHTS
■
Granular Tenant Roster.  The largest 10 tenants on the combined rent roll represent 62.94% of rent revenue.  Kroger, rated BBB/Baa2/BBB (S&P/Moody’s/Fitch), the largest overall tenant, represents 11.7% of the transaction’s in-place annual rent revenue.

■
Sponsorship Experience.  Devonshire Fund Group is a private equity commercial real estate fund based in Toledo, OH. The company has 34 assets across multiple commercial property types totaling approximately 1,500,000 SF located throughout Ohio, Michigan, Indiana, and West Virginia. Of these, 11 properties totaling approximately 372,000 SF and representing 25% of the Sponsor’s portfolio are located in the cities of Toledo and Perrysburg, OH.

■	Cross Collateralization. The four loans are cross-collateralized and cross-defaulted and the combined portfolio has a current appraised value totaling $23,550,000 as of December 2011.

■	Conservative loan balance. At the Cut-off Date Balance of $45 per sq. ft. and with a 25 year amortization schedule the loan results in $34 loan per sq. ft. at maturity.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The publicly offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of the publicly offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS TERM SHEET

This term sheet is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. The securities offered by these materials are being offered when, as and if issued.  You are advised that the terms of the offered certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of the offered certificates may be split, combined or eliminated), at any time prior to the time sales to purchasers of the offered certificates will first be made.  You are advised that offered certificates may not be issued that have the characteristics described in these materials.  An underwriter’s obligation to sell the offered certificates to you is conditioned on the mortgage loans and offered certificates having the characteristics described in these materials.  If for any reason the depositor does not deliver the offered certificates, the underwriter will notify you, and neither the depositor nor any underwriter will have any obligation to you to deliver all or any portion of the offered certificates which you have committed to purchase.

The information in this term sheet, if conveyed prior to the time of your contractual commitment to purchase any of the offered certificates, supersedes any conflicting information contained in any prior similar materials relating to the offered certificates.  The information in this document may be amended or supplemented prior to the time of your contractual commitment to purchase any of the offered certificates.  This term sheet is being delivered to you solely to provide you with information about the offered certificates and to solicit an offer to purchase the offered certificates, when, as and if issued.  Any such offer to purchase made by you will not constitute a contractual commitment by you to purchase or give rise to an obligation by the underwriters to sell any of the offered certificates, until the underwriters have accepted your offer to purchase those certificates.  Any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

The information contained in this term sheet may not pertain to any securities that will actually be sold.  The information contained in this term sheet may be based on assumptions regarding market conditions and other matters as reflected in this term sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this term sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this term sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this term sheet or derivatives thereof (including options).  None of UBS Securities LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated or Nomura Securities International, Inc. provides accounting, tax or legal advice.